Exhibit 10.7

EXECUTION

MASTER CREDIT FACILITY AGREEMENT

(TERM LOAN)

BY AND BETWEEN

BORROWERS SIGNATORY HERETO

AND

FANNIE MAE

DATED AS OF

FEBRUARY 27, 2013

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EXHIBITS

EXHIBIT A	Schedule of Collateral Pool Borrowers, Mortgaged Properties, Collateral Pools, Loans and Initial Valuations
EXHIBIT B	Reserved
EXHIBIT C	Form of Variable Rate Note
EXHIBIT D	Reserved
EXHIBIT E	Confirmation of Guaranty
EXHIBIT F	Compliance Certificate
EXHIBIT G-1	Organizational Certificate (Borrower)
EXHIBIT G-2	Organizational Certificate (Guarantor)
EXHIBIT H	Rate Form
EXHIBIT I	Form of Financial Statements Certificates
EXHIBIT J	Request (Substitution/Release)
EXHIBIT K	Confirmation of Obligations
EXHIBIT L	Reserved
EXHIBIT M	List of Master Leases
EXHIBIT N	Reserved
EXHIBIT O	Hedge Security Agreement
EXHIBIT P	Form of Letter of Credit
EXHIBIT Q	Reserved
EXHIBIT R	Baseline 2012 NOI

APPENDIX I	Definitions

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MASTER CREDIT FACILITY AGREEMENT

THIS MASTER CREDIT FACILITY AGREEMENT is made as of February 27, 2013 (the “Effective Date”), by and among (i) (a) the Borrowers identified on Schedule I attached hereto, (b) such Additional Borrowers as may from time to time become Borrowers under this Agreement (the entities described in (a) and (b), individually and collectively, “Borrower”); and (ii) FANNIE MAE, the body corporate duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS

A. Pursuant to that certain Master Credit Facility Agreement dated October 5, 2007 (as amended, modified, restated or supplemented from time to time, including by that certain Amended and Restated Master Credit Facility Agreement dated as of December 2, 2010, the “Original Agreement”), Fannie Mae is the holder of certain loans (collectively, the “Loans”) that are secured by, among other things, the Initial Mortgaged Properties.

B. As of the effectiveness of this Agreement, and after giving effect to certain prepayments of principal made by the Borrowers immediately prior to the effectiveness of this Agreement, the outstanding principal balance under the Loans is $2,722,632,709.00.

C. The Borrowers are the owners or ground lessees of the Initial Mortgaged Properties.

D. This Agreement replaces and supersedes the Original Agreement in its entirety as it relates to the Loans.

E As more particularly described in Exhibit A to this Agreement (unless otherwise defined or the context clearly indicates otherwise, capitalized terms shall have the meanings ascribed to such terms in Appendix I of this Agreement); reference to “relevant” or “applicable” Loans, Mortgaged Properties or Loan Documents shall refer to the Loans made to a Collateral Pool Borrower, the Mortgaged Properties securing such Loans or the Loan Documents entered into by such Collateral Pool Borrower in respect of such Loans, respectively. As set forth below, each Mortgaged Property is part of a Collateral Pool and each such Mortgaged Property in a Collateral Pool secures all Loans made with respect to such Collateral Pool.

F. As set forth below, the Mortgaged Properties identified on Exhibit A to this Agreement as part of “Collateral Pool 3” each secure one or more Loans made in respect of such Mortgaged Properties, and constitute Collateral Pool 3. As set forth below, the Mortgaged Properties identified on Exhibit A to this Agreement as part of “Collateral Pool 4” each secure one or more Loans made in respect of such Mortgaged Properties, and constitute Collateral Pool 4. For avoidance of doubt, there is no Collateral Pool 1 or Collateral Pool 2 that is covered by this Agreement.

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G. To secure the obligations of each Collateral Pool Borrower under this Agreement and the other Loan Documents executed in connection with the Loan made to such Borrower, such Collateral Pool Borrower pledged its respective Collateral to Fannie Mae. Each Borrower’s Collateral is comprised of (i) Multifamily Residential Properties owned by Borrower or any Additional Borrower and (ii) any other collateral pledged to Fannie Mae from time to time by any Borrower or any Additional Borrower pursuant to this Agreement or any other Loan Documents.

H. The Multifamily Residential Properties comprising the Collateral are grouped into three (3) Collateral Pools, as set forth on Exhibit A. Each Collateral Pool Borrower is the obligor on the Note or Notes secured by the Mortgaged Properties comprising its related Collateral Pool and each such Loan is secured by a Security Instrument on the Mortgaged Property owned by such Collateral Pool Borrower.

I. Each Loan, Note and Security Document related to the Mortgaged Properties comprising each Collateral Pool is cross-defaulted (i.e. a default under any Loan, Note, Security Instrument relating to each Mortgaged Property comprising Collateral Pool 3 (for example) under this Agreement, shall constitute a default under each Loan, Note and Security Document comprising Collateral Pool 3 (for example) and under this Agreement related to the Mortgaged Properties in such Collateral Pool) and cross-collateralized (i.e. each Security Instrument related to the Mortgaged Properties within Collateral Pool 3 (for example) shall secure all of Borrower’s obligations under this Agreement and the other Loan Documents related to the Loan secured by the Mortgaged Properties within Collateral Pool 3 (for example) to the other Notes and Security Documents in the Collateral Pool and it is the intent of the parties to this Agreement that after an Event of Default, Fannie Mae may accelerate any Note related to such Collateral Pool without needing to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents and the Guaranty, Fannie Mae may, except as provided in this Agreement, exercise and perfect any and all of its rights in and under the Loan Documents and the Guaranty with regard to any Mortgaged Property in such Collateral Pool without needing to exercise and perfect its rights and remedies with respect to any other Mortgaged Property in such Collateral Pool and that any such exercise shall be without regard to the Allocable Loan Amount assigned to such Mortgaged Property and that Fannie Mae may recover an amount equal to the full amount outstanding in respect of any of the Notes related to the Mortgaged Properties within a Collateral Pool, in connection with such exercise and any such amount shall be applied to the Obligations as determined by Fannie Mae in its sole and absolute discretion. For avoidance of doubt, none of the Mortgaged Properties in a Collateral Pool shall secure any other Collateral Pool and no Potential Event of Default or Event of Default under a Collateral Pool shall be a Potential Event of Default or Event of Default under any other Collateral Pool.

J. No Loan, Note or Security Document within one Collateral Pool is cross-collateralized or cross-defaulted with any Loan, Note or Security Document in any other Collateral Pool.

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NOW, THEREFORE, Borrower and Fannie Mae, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree that the foregoing Recitals are incorporated herein and hereby agree as follows:

ARTICLE 1

THE LOANS

Section 1.01.	The Loans.

Subject to the terms, conditions and limitations of this Agreement:

(a) Reserved.

(b) Fixed Loans. Each applicable Collateral Pool Borrower has obtained a Fixed Loan in the original principal amounts in respect of such Collateral Pool set forth on Exhibit A attached hereto. No Fixed Loan shall be made as a result of a decrease in the Loan to Value Ratio or an increase in the Debt Service Coverage Ratio of any Mortgaged Property. Except in connection with the extensions made pursuant to Section 1.05, no additional Loans are permitted.

(c) Minimum Variable Loans Outstanding. During the Term of this Agreement, no Variable Loans secured by a Collateral Pool shall be permitted to remain Outstanding unless the aggregate of Variable Loans Outstanding secured by such Collateral Pool is at least $25,000,000. If the aggregate principal amount Outstanding of Variable Loans for a Collateral Pool is more than $0 but less than $25,000,000, then the applicable Collateral Pool Borrower shall, within ninety (90) days of the date on which the aggregate principal balance of Variable Loans Outstanding falls below $25,000,000, repay in full on the last day of the then current month all Variable Loans Outstanding under such Collateral Pool, together with any prepayment premiums and other amounts due under such Loan Documents.

Section 1.02.	Maturity Date of Loans; Amortization; Prepayment.

(a) Variable Loans.

(i) Maturity Date of Variable Loans. Subject to the terms of Section 1.06, upon maturity the Fixed Loan secured by Collateral Pool 4 may be converted to a Variable Loan and the maturity date of such Loan may be extended therewith. The maturity date of the Variable Loan converted from a Fixed Loan pursuant to the terms of Section 1.06 shall be specified by the Collateral Pool 4 Borrower in accordance with the provisions of Section 1.06.

(ii) Amortization and Payment of Variable Loans. Any Variable Loan converted from a Fixed Loan pursuant to the terms of Section 1.06 shall be payable interest only, provided however that the applicable Loan may be subject to mandatory payments of principal pursuant to Section 1.07.

(iii) Prepayment of Variable Loans. Subject to the terms and conditions of the applicable Variable Loan Note, and Section 3.02(d) of this Agreement, Variable Loans are prepayable (in whole or in part) at any time pursuant to the prepayment provisions of the applicable Variable Loan Note.

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(b) Fixed Loans.

(i) Maturity Date of Fixed Loans. The maturity date of each Fixed Loan is set forth in the applicable Fixed Loan Note.

(ii) Amortization and Payment of Fixed Loans. Fixed Loans are payable interest only.

(iii) Prepayment of Fixed Loans. Fixed Loans are not prepayable without premium prior to the date that is six (6) months prior to the maturity date of such Fixed Loan (as more specifically described in the applicable Fixed Loan Note); provided that, notwithstanding the foregoing, Borrower may prepay all or any portion of any Fixed Loan pursuant to the yield maintenance provisions of the applicable Fixed Loan Note.

(iv) Extension of Fixed Loans. The Fixed Loans secured by Pools 1 and 3 may be extended in accordance with Section 1.05 below. The Fixed Loan to Pool 4 may be extended in accordance with Section 1.06 below.

Section 1.03.	Interest on Loans.

(a) Variable Loans.

(i) Interest on Variable Loans. Interest shall accrue on the unpaid principal balance of a Variable Loan from the date such Variable Loan is made at the Adjustable Rate based on One-Month LIBOR (or during an Extension pursuant to Section 1.06 below, One-Month LIBOR or Three-Month LIBOR, as determined by the Collateral Pool 4 Borrower) as more specifically set forth in the applicable Variable Loan Note. Interest accrued through the end of each month shall be payable two (2) Business Days before the first day of the following month as more particularly set forth in the Variable Loan Note. The Adjustable Rate shall change on each Rate Change Date until the Loan is repaid in full in accordance with the Variable Loan Note. Interest payments for Variable Loans shall be calculated on an actual/360 basis.

(ii) Variable Loan Fee. The applicable Collateral Pool Borrower shall pay monthly installments of the Variable Loan Fee to Fannie Mae for each Variable Loan Outstanding from the date of any Variable Loan to its maturity date or until it is repaid in full. The Variable Loan Fee shall be included in the Adjustable Rate and payable in accordance with the terms of the related Variable Loan Note.

(b) Fixed Loans. Each Fixed Loan bears interest at the rate set forth in the related Fixed Loan Note. Interest payments for Fixed Loans shall be calculated on an actual/360 basis.

Section 1.04.	Notes.

(a) Variable Loans. The obligation of the applicable Collateral Pool Borrower to repay the related Variable Loan is and shall be evidenced by one or more Variable Loan Notes executed by each applicable Collateral Pool Borrower.

(b) Fixed Loans. The obligation of the applicable Collateral Pool Borrower to repay the related Fixed Loan is and shall be evidenced by one or more Fixed Loan Notes executed by each applicable Collateral Pool Borrower. Each Fixed Loan Note Outstanding as of the date hereof has been made in the original principal amount of the applicable Fixed Loan.

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Section 1.05.	Extension of Loans Secured by Collateral Pool 3.

(a) Subject to the applicable terms and conditions set forth in this Agreement, Borrower shall have the right to extend the Fixed Loan secured by Collateral Pool 3 (and, as relates to Section 1.05(a)(iv) below only, the option to convert such Loan to a Variable Loan) in accordance with and subject to the applicable terms and conditions of this Agreement.

(i) the Loan secured by Collateral Pool 3 may be extended to a date that is ten (10) years from the closing date of the Extension or, if the applicable Collateral Pool Borrower so elects, fifteen (15) years from the closing date of the Extension, subject to the following terms and conditions (which, solely in connection with an Extension pursuant to this Section 1.05(a)(i), shall control over any inconsistent provision of this Agreement applicable to an Extension of such Loan):

(A) In order to exercise the option set forth in this Section 1.05(a)(i), the applicable Collateral Pool Borrower shall deliver notice of its intent to do so not later than the earlier of (1) ninety (90) days prior to the requested closing date for the Extension, or (2) June 1, 2013.

(B) The maturity date of the applicable Loan, as extended pursuant to this Section 1.05(a)(i), shall not be later than September 1, 2023 (in the case of a ten (10) year Extension) or September 1, 2028 (in the case of a fifteen (15) year Extension).

(C) Not later than September 1, 2013, the applicable Collateral Pool Borrower and Fannie Mae shall have negotiated, finalized and executed the applicable closing documents for the Extension, which documents: (1) subject to the provisions of Section 1.05(c) below, shall conform in all respects to Fannie Mae’s then-current requirements (including MBS Requirements and other requirements regarding the form of loan documents for Loans similar to the applicable Loan, as extended pursuant to this Section 1.05(a)(i)), and (2) shall require that the applicable Loan, as extended pursuant to this Section 1.05(a)(i), shall have an Aggregate Debt Service Coverage Ratio not less than 1.25:1.0 and an Aggregate Loan to Value Ratio not in excess of seventy five percent (75%) as of August 1, 2017, and shall require that if the Loan does not meet the foregoing tests the applicable Collateral Pool Borrower must pay down the outstanding principal under the Loan (including with the payment of yield maintenance) and/or shall add additional Collateral satisfactory to Fannie Mae and in accordance with the provisions of the applicable Loan Documents relating to the addition of Collateral, so as to increase the Aggregate Debt Service Coverage to not less than 1.25:1.0 and/or decrease the Aggregate Loan to Value Ratio to no more than 75% as of November 1, 2017.

(D) The interest rate for the extended Loan shall be reset to a fixed rate of interest that reflects Fannie Mae’s then current market rate of interest for

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loans similar to the applicable Loan being extended pursuant to this Section 1.05(a)(i) and having a 10-year term or a 15-year term, as applicable, in either case plus the additional spread as calculated by Fannie Mae required to compensate Fannie Mae for the yield maintenance that would have been owing if the Loan had been fully repaid on the date of the Extension.

(E) The Loan, as extended pursuant to this Section 1.05(a)(i), shall be non-amortizing (interest only) from the effective date of the Extension through November 1, 2017, and will then amortize based on a 30-year amortization schedule.

(ii) The Loan secured by Collateral Pool 3 may be extended to a date that is ten (10) years from the closing date of the Extension, subject to the following terms and conditions (which, solely in connection with an Extension pursuant to this Section 1.05(a)(ii), shall control over any inconsistent provision of this Agreement applicable to an Extension of such Loan):

(A) In order to exercise the option set forth in this Section 1.05(a)(ii), the applicable Collateral Pool Borrower shall deliver notice of its intent to do so not later than the earlier of (1) ninety (90) days prior to the requested closing date for the Extension, or (2) June 1, 2013.

(B) the maturity date of the applicable Loan, as extended pursuant to this Section 1.05(a)(ii) shall not be later than September 1, 2023.

(C) Not later than September 1, 2013, the applicable Collateral Pool Borrower and Fannie Mae shall have negotiated, finalized and executed the applicable closing documents for the Extension, which documents: (1) subject to the provisions of Section 1.05(c) below, shall conform in all respects to Fannie Mae’s then-current requirements (including MBS Requirements and other requirements regarding the form of loan documents for Loans similar to the applicable Loan, as extended pursuant to this Section 1.05(a)(ii)), and (2) shall require that the applicable Loan, as extended pursuant to this Section 1.05(a)(ii), shall have an Aggregate Debt Service Coverage Ratio not less than 1.25:1.0 and an Aggregate Loan to Value Ratio not in excess of seventy five percent (75%) as of the date selected by Fannie Mae for the issuance of MBS related to the Loan being extended pursuant to this Section 1.05(a)(ii), and shall require that if the Loan does not meet the foregoing tests the applicable Collateral Pool Borrower must pay down the outstanding principal under the Loan (including with the payment of yield maintenance) and/or shall add additional Collateral satisfactory to Fannie Mae and in accordance with the provisions of the applicable Loan Documents relating to the addition of Collateral, so as to increase the Aggregate Debt Service Coverage to not less than 1.25:1.0 and/or decrease the Aggregate Loan to Value Ratio to no more than 75% as of the date selected by Fannie Mae for the issuance of MBS related to the Loan being extended pursuant to this Section 1.05(a)(ii).

(D) The interest rate for the extended Loan shall be reset to a fixed rate of interest that reflects Fannie Mae’s then current market rate of interest for loans similar to the applicable Loan being extended pursuant to this Section 1.05(a)(ii)

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and having a 10-year term, plus the additional spread, as calculated by Fannie Mae, required to compensate Fannie Mae for the pair-off amount (based on the difference between (a) the existing interest rate on the Loan and (b) the then-current market rate for a loan with the same remaining term as the Loan (without giving effect to the Extension) on the date the Loan is extended) that would have been owing if the Loan had been paid on the closing date of the Extension.

(E) The Loan, as extended pursuant to this Section 1.05(a)(ii), shall be non-amortizing (interest only) from the effective date of the Extension through November 1, 2017, and will then amortize based on a 30-year amortization schedule.

(F) The Collateral Pool 3 Borrower may make a Request for an Extension pursuant to this Section 1.05(a)(ii) with respect to less than the full amount outstanding under the Loan secured by Collateral Pool 3, but no Extension may be granted for less than fifty percent (50%) of the amount outstanding in respect of the Loan secured by Collateral Pool 3. If the Collateral Pool 3 Borrower makes a Request to extend a portion, but not all, of the Loan secured by Collateral Pool 3 pursuant to this Section 1.05(a)(ii), the Loan secured by Collateral Pool 3 shall be divided into two Loans and Collateral Pool 3 shall be divided into two Collateral Pools, one such Collateral Pool (which will include the Mortgaged Properties from Collateral Pool 3 that continue to secure the portion of the Loan that is not extended) being referred to herein as the “A Pool,” and the other Collateral Pool (which will include the balance of the Mortgaged Properties from Collateral Pool 3) being referred to herein as the “B Pool.”

(iii) The Loan secured by Collateral Pool 3 may be extended to November 1, 2018 or, if the applicable Collateral Pool Borrower so elects, to November 1, 2019, subject to the following terms and conditions (which, solely in connection with an Extension pursuant to this Section 1.05(a)(iii), shall control over any inconsistent provision of this Agreement applicable to an Extension of such Loan):

(A) In order to exercise the option set forth in this Section 1.05(a)(iii), the applicable Collateral Pool Borrower shall deliver notice of its intent to do so not later than the earlier of (1) ninety (90) days prior to the requested closing date for the Extension, or (2) June 1, 2013.

(B) Any Extension of the applicable Collateral Pool Loan pursuant to this Section 1.05(a)(iii) shall be conditioned upon payment by the applicable Collateral Pool Borrower to Fannie Mae of an extension fee equal to: (i) in the case of an Extension to November 1, 2018, 1.45% multiplied by the amount to be extended, or (ii) in the case of an extension to November 1, 2019, 3% multiplied by the amount to be extended.

(C) Not later than September 1, 2013, the applicable Collateral Pool Borrower and Fannie Mae shall have negotiated, finalized and executed the applicable closing documents for the Extension, which documents, subject to the provisions of Section 1.05(c) below, shall conform in all respects to Fannie Mae’s then-current requirements (including MBS Requirements and other requirements regarding the form of loan documents for Loans similar to the applicable Loan, as extended pursuant to this Section 1.05(a)(iii)).

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(D) The interest rate for the extended Loan shall not be reset, and shall equal the interest rate set forth in the Note evidencing the Loan secured by Collateral Pool 3 on the Effective Date.

(E) Borrower may make a Request for an Extension pursuant to this Section 1.05(a)(iii) with respect to all or any portion of the Loan secured by Collateral Pool 3. If the Collateral Pool 3 Borrower makes a Request to extend a portion, but not all, of the Loan secured by Collateral Pool 3 pursuant to this Section 1.05(a)(iii), the Loan secured by such Collateral Pool shall be divided into two Loans and Collateral Pool 3 (as applicable) shall be divided into two Collateral Pools, one such Collateral Pool (which will include the Mortgaged Properties from Collateral Pool 3 that continue to secure the portion of the Loan that is not extended) being referred to herein as the “A Pool,” and the other Collateral Pool (which will include the balance of the Mortgaged Properties from Collateral Pool 3) being referred to herein as the “B Pool.”

(iv) The Loan secured by Collateral Pool 3 may be extended to November 1, 2018 or, if the applicable Collateral Pool Borrower so elects, to November 1, 2019, subject to the following terms and conditions (which, solely in connection with an Extension pursuant to this Section 1.05(a)(iv), shall control over any inconsistent provision of this Agreement applicable to an Extension of such Loan):

(A) In order to exercise the option set forth in this Section 1.05(a)(iv), the applicable Collateral Pool Borrower shall deliver notice of its intent to do so not later than the earlier of (1) ninety (90) days prior to the requested closing date for the Extension, or (2) February 1, 2017.

(B) Not later than May 1, 2017, the applicable Collateral Pool Borrower and Fannie Mae shall have negotiated, finalized and executed the applicable closing documents for the Extension, which documents: (1) subject to the provisions of Section 1.05(c) below, shall conform in all respects to Fannie Mae’s then-current requirements (including MBS Requirements and other requirements regarding the form of loan documents for Loans similar to the applicable Loan, as extended pursuant to this Section 1.05(a)(iv)); and (2) shall require that the applicable Loan, as extended pursuant to this Section 1.05(a)(iv), shall have an Aggregate Debt Service Coverage Ratio not less than 1.25:1.0 and an Aggregate Loan to Value Ratio not in excess of seventy five percent (75%) as of August 1, 2017, and shall require that if the Loan does not meet the foregoing tests, then prior to November 1, 2017 the applicable Collateral Pool Borrower must pay down the outstanding principal under the Loan (including with the payment of yield maintenance) and/or shall add additional Collateral satisfactory to Fannie Mae and in accordance with the provisions of the applicable Loan Documents relating to the addition of Collateral, so as to increase the Aggregate Debt Service Coverage to not less than 1.25:1.0 and/or decrease the Aggregate Loan to Value Ratio to no more than 75%.

(C) The Loan that is extended pursuant to this Section 1.05(a)(iv) shall be converted to a Variable Loan with an interest rate determined based on the Extension period (one year or two years) and based on market conditions at the time of the Extension.

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(b) Except as expressly provided above in Section 1.05(a)(ii)(F) and in Section 1.05(a)(iii)(E), an Extension pursuant to this Section 1.05 must be made with respect to the full amount outstanding in respect of the Loan secured by the applicable Collateral Pool. As a condition to any Extension of a portion of a Loan pursuant to Section 1.05(a)(ii) or Section 1.05(a)(iii), such that the applicable Collateral Pool is split into an A Pool and a B Pool as set forth above in Section 1.05(a)(ii)(F) or Section 1.05(a)(iii)(E), then Fannie Mae shall determine the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio as of the date of the closing of the Extension, both (i) in the aggregate (i.e., without giving effect to the proposed splitting of the Loan and the applicable Collateral Pool) and (ii) solely with respect to the A Pool and the portion of the Loan that will be secured by the A Pool after giving effect to the Extension. As a condition to such Extension, Fannie Mae must determine that the Extension will not adversely affect the Aggregate Loan to Value Ratio or the Aggregate Debt Service Ratio of the portion of the Loan secured by the A Pool, as compared to the Loan and the applicable Collateral Pool in the aggregate, prior to the Extension.

(c) Any Loan extended pursuant to this Section 1.05 will be converted to an MBS. The applicable loan documentation for any Extension referred to in this Section 1.05 shall be on Fannie Mae’s then-current standard form MBS loan documentation for loans of the same type as the Loan that is extended; provided, however, that (i) the provisions of such loan documentation will be modified to be substantially consistent with the terms and conditions of this Agreement pertaining to such matters as insurance, transfers, reporting requirements, permitted alterations, permitted non-residential leases, permitted indebtedness and thresholds for lender control over insurance disputes and condemnation proceedings; (ii) the provisions of such loan documentation relating to substitution, release and addition of collateral will be modified to be substantially consistent with the analogous terms and provisions in this Agreement; (iii) any guaranty of such extended loan shall guaranty only the same type of obligations as are guaranteed under the guaranty currently in effect for the Loans; (iv) Fannie Mae and Borrower will attempt in good faith to reach an agreement regarding any modifications requested by the applicable Collateral Pool Borrower relating to other matters; and (v) except as related to the modifications described in clause (i) of this sentence, notwithstanding anything to the contrary, all provisions of such amended and restated loan documentation shall be consistent with Fannie Mae’s requirements relating to mortgaged-backed securities issuance, disclosure and tax matters.

(d) In addition to the requirements and conditions set forth in this Section 1.05, an Extension pursuant to this Section 1.05 shall be subject to the conditions set forth below in Sections 4.01(a), 4.01(b), 4.01(c), 4.01(d), 4.01(e), 4.01(f), 4.01(g), 4.01(i), 4.03(e), 4.03(f), 4.03(g), 4.03(h), 4.04(b), 4.04(g), 4.04(h), 4.04(i), 4.04(j), 4.04(k), 4.06. Notwithstanding anything to the contrary, (i) except as expressly set forth in the preceding sentence the conditions set forth in Article 4 of this Agreement shall not apply to an Extension pursuant to this Section 1.05; and (ii) none of the conditions set forth in this Section 1.05 shall apply to an Extension of the Loan secured by Collateral Pool 4 pursuant to Section 1.06.

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Section 1.06.	Conversion to Variable Rate; Extension of Loan Secured by Collateral Pool 4.

Subject to the last paragraph of this Section 1.06, upon the maturity of the Fixed Loan securing Collateral Pool 4 the Collateral Pool 4 Borrower shall have the right to convert its Loan to a Variable Loan and extend the respective maturity date of the Loan for either (i) one (1) period of two (2) years (the “Two-Year Extension”) or (ii) two (2) periods of one (1) year each comprised of (A) one (1) period of one (1)-year (the “First One-Year Extension”) that may be followed by (B) a second period of one (1) year (the “Second One-Year Extension”) upon the satisfaction of the applicable conditions precedent set forth in Article 4 and of each of the following conditions:

(a) The Collateral Pool 4 Borrower delivers an Extension Notice to Fannie Mae not less than forty-five (45) days prior to the then effective Loan maturity date.

(b) There has been no monetary or material non-monetary Event of Default (as determined in Fannie Mae’s sole and absolute discretion) under the Loan Documents relating to Collateral Pool 4 which has not been cured to the satisfaction of Fannie Mae, provided however, that nothing contained in this section shall be construed to require Fannie Mae to accept any cure, or grant any cure period not otherwise provided for in the Loan Documents under which such Event of Default may arise, and no Event of Default or Potential Event of Default relating to Collateral Pool 4 exists on the date the Extension Notice is delivered and on the then effective Loan maturity date.

(c) With respect to the First One-Year Extension, the Aggregate Debt Service Coverage of the Collateral Pool 4 shall be equal to or greater than 0.95:1.0 (taking into account any reduction in the principal amount of the relevant Fixed Loan made on or before the then effective Fixed Loan maturity date) on the then effective Fixed Loan maturity date. With respect to the Two-Year Extension or the Second One-Year Extension, the Aggregate Debt Service Coverage Ratio of Collateral Pool 4 shall be equal to or greater than 1.0:1.0 (taking into account any reduction in the principal amount of the relevant Loan made on or before the then effective Loan maturity date) on the then effective Loan maturity date.

(d) All of the representations and warranties of the Collateral Pool 4 Borrower and the Guarantor contained in Exhibit L to this Agreement and the other Loan Documents and the Guaranty are true and correct in all material respects (i) on the date the Extension Notice is delivered and (ii) on the then effective Loan maturity date.

(e) The Collateral Pool 4 Borrower is in compliance with all of the covenants contained in Article 6 and Article 7 (i) on the date the Extension Notice is delivered and (ii) on the then effective Loan maturity date.

(f) The Collateral Pool 4 Borrower pays to Fannie Mae a Re-Underwriting Fee.

(g) The Collateral Pool 4 Borrower shall execute a Variable Loan Note in favor of Fannie Mae to evidence its obligation to repay the related Variable Loan during the

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period of the applicable Extension. The Variable Loan Note shall be subject to prepayment in accordance with Fannie Mae’s then-effective fee maintenance formula and shall contain an open period for prepayment selected by Borrower. The Variable Loan Fee shall be as determined by Fannie Mae, in its reasonable discretion, for the Extension, taking into consideration the length of the prepayment open period, at the time of such Extension. Upon the closing of an Extension completed pursuant to the terms of this Section 1.06 the applicable Loan shall thereinafter be deemed a Variable Loan hereunder.

(h) The Collateral Pool 4 Borrower shall deliver to Fannie Mae at least five (5) days prior to the then effective Loan maturity date the confirmation of an Interest Rate Hedge commitment in accordance with Section 1.09 and the Hedge Security Agreement, effective as of the then effective Loan maturity date.

(i) Interest shall accrue on the unpaid principal balance of such Loan from the then effective Loan maturity date to the end of the then effective extension period at the Adjustable Rate based on One-Month LIBOR or Three-Month LIBOR as elected by the Collateral Pool 4 Borrower prior to the then effective Loan maturity date (provided such One-Month or Three-Month LIBOR election shall remain in place for the term of the extension period).

Upon receipt of the Extension Notice and upon compliance with conditions set forth above, the Loan maturity date for the Loan Note shall be extended for a one-year or two-year period, as applicable, on the terms and conditions contained in this Agreement and the other Loan Documents. The Variable Loan Fee for any extension pursuant to this Section 1.06 shall be determined by Fannie Mae in its reasonable discretion at the time of the extension.

Section 1.07.	Payments of Principal During Extension Period for Collateral Pool 4.

In addition to regular payments made under the applicable Variable Loan Note during the period of any Extension exercised pursuant to the terms of Section 1.06, the Collateral Pool 4 Borrower shall be required to make the following mandatory prepayments of principal (without any fee maintenance or prepayment penalty):

(a) If, on the maturity date of the applicable Loan, the aggregate Net Operating Income for the Trailing 12 Month Period (based on the most recent monitoring reports submitted to Fannie Mae) for all Mortgaged Properties in the Collateral Pool 4 is less than one hundred three percent (103%) of the Baseline 2012 NOI (defined below), the Collateral Pool 4 Borrower shall be obligated to pay to Fannie Mae fifty percent (50%) of aggregate Excess Cash Flow derived from Collateral Pool 4 during the term of the Extension (the “Cash Flow Sweep”). Collateral Pool 4 Borrower shall remit to Fannie Mae within forty-five (45) days following the end of the Calendar Quarter all information reasonably required by Fannie Mae to determine the amount of Excess Cash Flow to be paid by Collateral Pool 4 Borrower. Upon receipt of all such information and review of the same, Fannie Mae shall promptly let Collateral Pool 4 Borrower know the amount of Cash Flow Sweep to be paid together with reasonable documentation supporting such calculation. Collateral Pool 4 Borrower shall pay to Fannie Mae the portion of Excess Cash Flow then due at the end of the then current Calendar Quarter. As used herein,

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“Baseline 2012 NOI” means the aggregate sum of the 2012 Net Operating Income for each Mortgaged Property that is included in Collateral Pool 4 on the Effective Date and that is included in Collateral Pool 4 as of the date on which the Baseline 2012 NOI is determined (provided that a Mortgaged Property included in Collateral Pool 4 on the Effective Date is subsequently released from Collateral Pool 4, the NOI for such Mortgaged Property shall nonetheless be included in Baseline 2012 NOI if a Mortgaged Property has been added to Collateral Pool 4 in Substitution for such released Mortgaged Property). For purposes of calculating Baseline 2012 NOI, Exhibit R sets forth the 2012 Net Operating Income of each Mortgaged Property that is included in Collateral Pool 4 as of the Effective Date.

(b) If the Cash Flow Sweep has been implemented pursuant to Section 1.07(a) for the term of the applicable Extension, and if the Net Operating Income for the Trailing 12 Month Period (based on the most recent monitoring reports submitted to Fannie Mae) results in an Aggregate Debt Service Coverage Ratio of 1.10:1.0 or greater (taking into account any reduction in principal amount of the relevant Loan), the reference to fifty percent (50%) in paragraph (a) above shall be reduced to twenty-five percent (25%) for the purpose of calculating the portion of Excess Cash Flow payments then due to Fannie Mae.

(c) If the Cash Flow Sweep has been implemented pursuant to Section 1.07(a) for the term of the applicable Extension, and if the Net Operating Income for the Trailing 12 Month Period (based on the most recent monitoring reports submitted to Fannie Mae) results in an Aggregate Debt Service Coverage Ratio of 1.15:1.0 or greater (taking into account any reduction in principal amount of the relevant Loan), no further Cash Flow Sweep shall be required and all amounts then held by Fannie Mae shall be returned to Borrower. Notwithstanding the foregoing, the Cash Flow Sweep shall be reinstated at such time, if any, as the Net Operating Income for the Trailing 12 Month Period (based on the most recent monitoring reports submitted to Fannie Mae) results in an Aggregate Debt Service Coverage Ratio lower than 1.15:1.0.

Section 1.08.	Rate Setting for Converted Collateral Pool 4.

(a) Converted Variable Loans. The following shall apply to the rate setting for a Loan that is extended and converted to a Variable Loan pursuant to Section 1.06.

(i) Preliminary, Nonbinding Quote. At the Collateral Pool 4 Borrower’s request the Servicer shall quote an estimate of the Adjustable Rate. The Servicer’s quote shall be based on (x) the rate quoted by Fannie Mae and (y) the proposed terms and amount of the Loan selected by Collateral Pool 4 Borrower. The quote shall not be binding upon the Servicer.

(ii) Rate Setting. If the Collateral Pool Borrower 4 satisfies all of the conditions to Fannie Mae’s obligation to permit the Extension and the conversion of the Loan, then Collateral Pool 4 Borrower may request that Servicer submit to Collateral Pool 4 Borrower by facsimile transmission (or via electronic mail in PDF format) a completed draft Rate Form. The Rate Form shall specify the Loan Amount, term, Variable Loan Fee, any breakage fee deposit amount, Adjustable Rate, and Closing Date for the conversion/Extension. If the draft Rate Form is approved by the Collateral Pool 4 Borrower, such Borrower shall initial and return

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the approved Rate Form to Servicer by facsimile transmission (or via electronic mail in PDF format) before 1:00 p.m. Eastern Standard Time or Eastern Daylight Time, as applicable, on any Business Day (“Rate Setting Date”).

(iii) Rate Confirmation. Within one (1) Business Day after receipt of the Rate Form, Servicer shall obtain a commitment from Fannie Mae’s trading desk (“Fannie Mae Commitment”) for the extended and converted Loan having the terms described in the related Rate Form. Servicer shall then complete and sign the Rate Form thereby confirming the amount, term, Adjustable Rate, Variable Loan Fee and Closing Date for the conversion/Extension and shall immediately deliver by facsimile transmission (or via electronic mail in PDF format) the Rate Form to the applicable Collateral Pool Borrower to be countersigned.

Section 1.09.	Interest Rate Hedge.

(a) To protect against fluctuations in interest rates during the term, pursuant to the terms of the Hedge Security Agreement, the applicable Collateral Pool Borrower shall make arrangements for a LIBOR-based instrument (“Interest Rate Hedge”) to be in place and maintained at all times from and after March 29, 2013, with respect to any Variable Loan which has been funded and remains Outstanding. As set forth in the Hedge Security Agreement, the applicable Collateral Pool Borrower agrees to pledge its right, title and interest in the Interest Rate Hedge to Fannie Mae as additional collateral for the Indebtedness. Borrower shall provide an Interest Rate Hedge that is co-terminus with each Extension elected by Borrower. In order to calculate the Strike Rate for the required Interest Rate Hedge, Fannie Mae shall calculate the Net Operating Income, as determined by Fannie Mae in its reasonable discretion, based on the Gross Revenues actually collected for the Trailing 3 Month Period and based on the Operating Expenses, as determined by Fannie Mae in its reasonable discretion, for the Trailing 12 Month Period.

Section 1.10.	Limitations on Executions.

For so long as Fannie Mae (or any successor thereto by merger, reorganization, combination or other corporate or organizational restructuring or otherwise created by legislation or applicable regulation (“FNMA Successor”)) owns and holds an interest in the Loans, notwithstanding anything in this Agreement or any other Loan Document to the contrary, any extension or conversion of a Loan pursuant to Section 1.05 or Section 1.06 shall be subject to the precondition that Fannie Mae (or FNMA Successor) is generally offering to purchase in the marketplace loans of the execution type requested by Borrower at the time of the Request for such extension or conversion and on the closing date of such extension or conversion. In the event Fannie Mae (or FNMA Successor) is not purchasing loans of the execution type requested by Borrower at the time of the Request for such extension or conversion and on the closing date of such extension or conversion, Fannie Mae (or FNMA Successor) agrees to offer alternative loan executions based on the types of executions Fannie Mae (or FNMA Successor) is generally offering to purchase, with respect to loans secured by similar property type, in the marketplace at that time, and such executions shall not require (i) an Aggregate Debt Service Coverage Ratio greater than the Aggregate Debt Service Coverage Ratio set forth in Section 1.06(c), (ii) an increase in the Re-Underwriting Fee payable under Section 1.06(f), or any increase in the

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payments of principal pursuant to Section 1.07. Any alternative execution offered would be subject to mutually agreeable documentation necessary to implement the terms and conditions of such alternative execution.

ARTICLE 2

BREAKAGE AND ALLOCATED LOAN AMOUNTS

Section 2.01.	Reserved.

Section 2.02.	Breakage and Other Costs.

If Servicer obtains, and then fails to fulfill, a Fannie Mae Commitment because the Loan is not made (for a reason other than Servicer’s or Fannie Mae’s default), the applicable Collateral Pool Borrower shall pay all reasonable out-of-pocket costs (including attorneys’ fees and costs), fees and damages incurred by Servicer or Fannie Mae in connection with its failure to fulfill the Fannie Mae Commitment. Fannie Mae reserves the right to require the applicable Collateral Pool Borrower to post a deposit at the time the Fannie Mae Commitment is obtained. Such deposit shall be refunded to the applicable Collateral Pool Borrower upon the closing of the applicable Request.

Section 2.03.	Reserved.

Section 2.04.	Determination of Allocable Loan Amount and Valuations.

(a) Initial Determinations. On the Effective Date, Fannie Mae has determined (i) the Allocable Loan Amount and Valuation for each Initial Mortgaged Property, (ii) the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio for each Collateral Pool, and (iii) the Loan Amount supported by such Collateral Pool. The determinations made in clause (a) as of the Effective Date shall remain unchanged until a Collateral Event occurs under such Collateral Pool. Changes in Allocable Loan Amount, Valuations, the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio shall be made pursuant to Section 2.04(b).

(b) Monitoring Determinations. Once each Calendar Quarter or, if a Collateral Pool consists only of Fixed Loans that have an Aggregate Debt Service Coverage Ratio equal to or greater than 1.25:1.0, once each Calendar Year, within twenty (20) Business Days after Borrower has delivered to Fannie Mae the reports required in Section 6.03, Fannie Mae shall determine the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio for such Collateral Pool, and whether Borrower is in compliance with the other covenants set forth in the Loan Documents. After a Collateral Event with respect to the relevant Collateral Pool, Fannie Mae shall redetermine Allocable Loan Amounts and Valuations for such Collateral Pool. Fannie Mae shall determine Cap Rates when determining Valuations in its sole and absolute discretion on the basis of its internal survey and analysis of Cap Rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as Fannie Mae deems appropriate and shall not be obligated to use any information provided by Borrower. Fannie Mae shall promptly disclose its determinations to the applicable Collateral Pool Borrower. Until redetermined, the Allocable Loan Amounts and Valuations determined by Fannie Mae shall remain in effect. In performing a Valuation of a Multifamily Residential

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Property to be added to any Collateral Pool as part of a Substitution, Fannie Mae shall be entitled to obtain an Appraisal, and the Valuation will be based on such Appraisal. Fannie Mae shall also have the right to obtain an Appraisal or a Cap Rate study conducted by an appraiser in connection with the redetermination of a Valuation of a Mortgaged Property if Fannie Mae is unable to determine a Cap Rate for such Mortgaged Property.

(c) If a Collateral Pool Borrower disagrees with Fannie Mae’s Valuation of any Mortgaged Property that is part of such Collateral Pool, such Borrower shall have the right to substitute for the Cap Rate determined by Fannie Mae or Appraisal obtained by Fannie Mae, as applicable, a new Cap Rate based on a capitalization rate study conducted by an appraiser or a new Appraisal, as applicable, provided such Borrower gives notice to Fannie Mae of its desire to substitute a new Cap Rate or a new Appraisal, as applicable, for Fannie Mae’s Cap Rate or Appraisal, as applicable, within fifteen (15) Business Days after such Borrower receives Fannie Mae’s determinations.

(i) In the event the applicable Collateral Pool Borrower has requested a new Cap Rate, the applicable Collateral Pool Borrower and Fannie Mae shall determine the Cap Rate in accordance with the following procedure:

(A) Fannie Mae shall give such Collateral Pool Borrower a list of approved appraisers for the local market in which the Multifamily Residential Property is located within ten (10) Business Days after the date on which such Borrower gives Fannie Mae its notice;

(B) The relevant Collateral Pool Borrower shall select an appraiser within ten (10) Business Days after the date on which Fannie Mae gives such Collateral Pool Borrower the list of Fannie Mae-approved appraisers;

(C) Fannie Mae shall engage the appraiser selected by Collateral Pool Borrower pursuant to clause (i)(B) to perform the Cap Rate study within ten (10) Business Days after the date on which such Borrower makes its selection; and

(D) Such Collateral Pool Borrower shall pay all reasonable out-of-pocket fees and expenses of obtaining the Cap Rate study, whether incurred by such Collateral Pool Borrower or Fannie Mae.

(ii) In the event the applicable Collateral Pool Borrower has requested a new Appraisal, the applicable Collateral Pool Borrower and Fannie Mae shall obtain the new Appraisal in accordance with the following procedure:

(A) Fannie Mae shall give such Collateral Pool Borrower a list of approved appraisers for the local market in which the relevant Multifamily Residential Property is located within ten (10) Business Days after the date on which such Collateral Pool Borrower gives Fannie Mae its notice;

(B) The relevant Collateral Pool Borrower shall select an appraiser from the list of approved Appraisers delivered by Fannie Mae to Borrower within ten (10) Business Days after the date on which Fannie Mae gives such Collateral Pool Borrower the list of Fannie Mae-approved appraisers;

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(C) Fannie Mae shall engage the appraiser selected by Collateral Pool Borrower pursuant to clause (ii)(B) above to perform the Appraisal study within ten (10) Business Days after the date on which such Collateral Pool Borrower makes its selection; and

(D) Such Collateral Pool Borrower shall pay all reasonable out-of-pocket fees and expenses of obtaining the Appraisal, whether incurred by such Collateral Pool Borrower or Fannie Mae.

(iii) If the applicable Collateral Pool Borrower elects to substitute a new Cap Rate for Fannie Mae’s Rate or a new Appraisal, the new Cap Rate or appraised value, as applicable, shall be used to determine the Valuation for the Mortgaged Property and, until the earlier of (1) the thirtieth (30th) day after the date on which the appraiser is engaged by Fannie Mae or (2) the date on which the new Cap Rate is determined, the Valuation of the Mortgaged Property in effect immediately prior to Fannie Mae’s Valuation shall continue to be in effect. In the event the new Cap Rate or Appraisal is not determined or delivered on or before the thirtieth (30th) day after which the appraiser is engaged by Fannie Mae, then commencing on such thirtieth (30th) day and continuing until the new Cap Rate is determined or the new Appraisal is delivered, the Valuation based on Fannie Mae’s determination of the Cap Rate or Appraisal, as applicable, shall be in effect.

(iv) Notwithstanding anything in this Agreement to the contrary, no change in Allocable Loan Amounts, Valuations, the Aggregate Loan to Value Ratio or the Aggregate Debt Service Coverage Ratio shall (i) result in a Potential Event of Default or Event of Default under such Collateral Pool, (ii) require the prepayment of any Loans under such Collateral Pool, or (iii) require the addition of Collateral to such Collateral Pool.

ARTICLE 3

COLLATERAL CHANGES

Section 3.01.	Right to Obtain Releases of Collateral.

Subject to the terms and conditions of this Article 3, Collateral Pool Borrower shall have the right from time to time to obtain a release of Collateral (a “Release”) from the respective Collateral Pool.

Section 3.02.	Procedure for Obtaining Releases of Collateral.

(a) Request. To obtain a release of Collateral from a Collateral Pool, the applicable Collateral Pool Borrower shall deliver a Release Request to Fannie Mae.

(b) Closing. If all conditions precedent contained in Section 4.04 and all General Conditions contained in Section 4.01 are satisfied, Fannie Mae shall cause the Release Mortgaged Property to be released, at a closing to be held at offices designated by Fannie Mae and reasonably acceptable to the applicable Collateral Pool Borrower on a Closing Date

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proposed by such Borrower and approved by Fannie Mae, and occurring (A) in the case of a Collateral Pool with ten (10) or less Mortgaged Properties, within thirty (30) days after Fannie Mae’s receipt of the Release Request and any other information required by Fannie Mae (or on such other date as such Borrower and Fannie Mae may agree), and (B) in the case of a Collateral Pool with more than ten (10) Mortgaged Properties, within sixty (60) days after Fannie Mae’s receipt of the Release Request and any other information required by Fannie Mae (or on such other date as such Borrower and Fannie Mae may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Release Documents. Unless otherwise instructed by Fannie Mae, the applicable Collateral Pool Borrower, shall prepare the documents pertaining to the release of the Security Instrument and submit them to Fannie Mae for its review.

(c) Release Price.

(i) The “Release Price” for each Release Mortgaged Property means the greater of (A) the Allocable Loan Amount for such Release Mortgaged Property and (B) one hundred percent (100%) of the amount, if any, of the Loans Outstanding that are required to be repaid by the applicable Collateral Pool Borrower to Fannie Mae in connection with the proposed release of the Release Mortgaged Property from such Collateral Pool so that, immediately after the Release, the Coverage and LTV Tests for the Collateral Pool will be satisfied.

(ii) In the event the proposed Release is of a Mortgaged Property that is in a Collateral Pool that secures a Fixed Loan and the Coverage and LTV Tests for the applicable Collateral Pool are not satisfied after the Release of the Release Mortgaged Property, but the Aggregate Debt Service Coverage Ratio of such Collateral Pool is not less than the required Aggregate Debt Service Coverage Ratio set forth in clause (2)(a) of the definition of Coverage and LTV Tests for such Collateral Pool in effect on the Closing Date of the proposed Release minus 0.05 (for example, if the required Aggregate Debt Service Coverage set forth in clause (2)(a) of the definition of Coverage and LTV Tests for the relevant Collateral Pool on the Closing Date of the proposed Release is 1.1:1.0, the Aggregate Debt Service Coverage Ratio of such Collateral Pool on the Closing Date of the proposed Release may not be less than 1.05:1.0), the applicable Collateral Pool Borrower may deposit with Fannie Mae cash or a Letter of Credit (in accordance with the terms of Section 4.08 of this Agreement) in an amount equal to the sum of the amount determined pursuant to clause (c)(i)(B) in this subsection above minus the amount determined pursuant to clause (c)(i)(A) in this subsection above subject to the provisions of Section 3.02(c)(iii) below (the “Shortfall Deposit”). The preceding sentence shall not apply to Mortgaged Properties that are in a Collateral Pool that secures a Variable Loan. In no event shall Borrower pay down less than the Allocable Loan Amount for such Release Mortgaged Property on the Closing Date of such Release. In addition to the Release Price, the applicable Collateral Pool Borrower shall pay to Fannie Mae all associated prepayment premiums, accrued interest and other amounts due under the Notes evidencing the Loans being repaid.

The Shortfall Deposit shall be subject to the following terms and conditions:

(A) Such Collateral Pool Borrower shall deposit either (1) cash and/or Permitted Investments or (2) a Letter of Credit, not both.

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(B) In the event such Collateral Pool Borrower deposits cash and/or Permitted Investments with Fannie Mae as the Shortfall Deposit, the amount of the Shortfall Deposit shall not exceed fifteen percent (15%) of the principal balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property. If the Shortfall Deposit would otherwise exceed fifteen percent (15%) of the balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property, then as a condition to making the Shortfall Deposit in the form of cash and/or Permitted Investments, the applicable Collateral Pool Borrower shall make a payment to Fannie Mae such that, after giving effect to such payment, Section 3.02(c)(ii) shall not require a Shortfall Deposit in excess of fifteen percent (15%) of the principal balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property. Permitted Investments deposited to satisfy the Shortfall Deposit requirements shall, in the case of cash or other Permitted Investments in which Fannie Mae’s security interest is perfected by possession, be deposited by Fannie Mae into an account maintained by Fannie Mae in accordance with Fannie Mae’s requirements for similar accounts (the “Shortfall Deposit Account”) and, in the case of other Permitted Investments, pledged to Fannie Mae pursuant to a pledge agreement, in form and substance acceptable to Fannie Mae. All interest and other earnings accruing on any cash or Permitted Investments shall remain in the Shortfall Deposit Account and shall be subject to this Agreement, provided that all such interest and other earnings shall be credited to the applicable Collateral Pool Borrower. Cash shall be held in an institution (which may be Fannie Mae, if Fannie Mae is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. The Fannie Mae shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Fannie Mae shall not guaranty the rate of return or rate of interest on any cash held as part of the Shortfall Deposit.

(C) In the event such Collateral Pool Borrower posts a Letter of Credit pursuant to the terms of Section 4.08 of this Agreement as the Shortfall Deposit, the value of the Shortfall Deposit shall not exceed ten percent (10%) of the principal balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property. If the Shortfall Deposit would otherwise exceed ten percent (10%) of the balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property, then as a condition to making the Shortfall Deposit in the form of a Letter of Credit, the applicable Collateral Pool Borrower shall make a payment to Fannie Mae such that, after giving effect to such payment, Section 3.02(c)(ii) shall not require a Shortfall Deposit in excess of ten percent (10%) of the principal balance of the Loans Outstanding under such Collateral Pool calculated after the release of the Release Mortgaged Property.

(D) The Shortfall Deposit (including any interest and other earnings accruing on any Permitted Investments in the Shortfall Deposit Account) shall be disbursed to the applicable Collateral Pool Borrower upon the earliest of (1) payment of all Obligations of such Collateral Pool Borrower under the Loan Documents, (2) the date the applicable Collateral Pool satisfies the Coverage and LTV Tests for such

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Collateral Pool, and (3) upon compliance with the next sentence, the date one hundred eighty (180) days after the Closing Date of the Release Request. If on the date one hundred eighty (180) days after the Closing Date of the Release Request the Coverage and LTV Tests for such Collateral Pool in effect as of the Closing Date of the Release Request are not satisfied, the applicable Collateral Pool Borrower shall pay down the Loans Outstanding under such Collateral Pool such that the Coverage and LTV Tests are satisfied.

(iii) In the event the proposed Release of a Mortgaged Property is in connection with the anticipated sale of such Mortgaged Property to a third party in an arm’s length transaction, and the anticipated sale proceeds are less than the Release Price that would be calculated pursuant to the terms of either Section 3.02(c)(i) or Section 3.02(c)(ii) (if applicable), provided that the Aggregate Debt Service Coverage Ratio of such Collateral Pool after the Release is not less than the Aggregate Debt Service Coverage Ratio for such Collateral Pool in effect immediately prior to the Release, the Release Price shall be the sum of (A) one hundred ten percent (110%) of the Allocable Loan Amount for such Release Mortgaged Property plus (B) seventy-five percent (75%) of the Remaining Net Sale Proceeds. As used herein, “Remaining Net Sale Proceeds” shall mean the sale price of the Release Mortgaged Property less one hundred ten percent (110%) of the Allocable Loan Amount for such Release Mortgaged Property less reasonable customary closing costs in connection with the sale as determined by Fannie Mae, including, without limitation, tax indemnity or tax protection payments in an amount not to exceed $1,500,000 per Release Mortgaged Property (unless a greater amount is approved by Fannie Mae). Notwithstanding the foregoing, in the event the Net Operating Income for the Trailing 12 Month Period for the applicable Collateral Pool results in an Aggregate Debt Service Coverage Ratio of 1.10:1.0 or greater, the percentage of Remaining Net Sale Proceeds referenced in this subclause (iii) above shall be reduced to twenty-five percent (25%). For purposes of determining Aggregate Debt Service Coverage Ratio in connection with the calculations set forth in this Section 3.02, Debt Service Coverage Ratio shall be calculated after taking into account the payment of one hundred ten percent (110%) of the Allocable Loan Amount for such Release Mortgaged Property.

(iv) Notwithstanding anything to the contrary in this Section 3.02, the requirements set forth in Section 3.02(c)(i), Section 3.02(c)(ii) or Section 3.02(c)(iii) may be waived temporarily by Fannie Mae in its sole discretion, if neither the Aggregate Debt Service Coverage Ratio will be reduced nor the Aggregate Loan to Value Ratio for such Collateral Pool will be increased as a result of such proposed Release, with such waiver based on factors that are not in conflict with Fannie Mae’s Underwriting Requirements, including but not limited to the then current Valuation of the Mortgaged Properties in such Collateral Pool, the then current Aggregate Debt Service Coverage Ratio of such Collateral Pool, the then current Aggregate Loan to Value Ratio of such Collateral Pool, the strength of the Guarantor, the quality of the market where the remaining Mortgaged Properties are located, and the geographic distribution of the Mortgaged Properties in such Collateral Pool at that time. In connection with a release pursuant to this Section 3.02(c)(iv) only, the applicable Collateral Pool Borrower shall otherwise comply with the terms of Section 3.02(c)(i), Section 3.02(c)(ii), and Section 3.02(c)(iii), including depositing any Shortfall Deposit.

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(d) Application of Release Price.

(i) The Release Price for the Release Mortgaged Property shall be applied against the Outstanding Loans in the applicable Collateral Pool Borrower’s discretion, provided that (A) any Outstanding Loan which Borrower elects to prepay must be prepaid in full, or if the Release Price is not sufficient to do so, must be the only Loan partially prepaid; (B) any prepayment of such Loan is permitted (for example, not subject to a lock out period) under the applicable Note, (C) any prepayment premium due and owing is paid, and (D) interest must be paid through the end of the month.

(ii) In the event no Loan may be prepaid under the terms of the applicable Note, the remainder of the Release Price, if any, shall be held by Fannie Mae (or its appointed collateral agent) in an interest-bearing account designated by Fannie Mae for the benefit of the applicable Collateral Pool Borrower (provided that Fannie Mae shall not guaranty any rate of interest to such Borrower) as substitute Collateral (collectively, with any interest thereon, “Substitute Cash Collateral”), in accordance with a security agreement (if required by Fannie Mae) and other documents in form and substance acceptable to Fannie Mae. Notwithstanding the foregoing, the release of the Release Mortgaged Property may not be approved unless the aggregate Valuation of all Mortgaged Properties remaining in such Collateral Pool is greater than Outstanding Loans under such Collateral Pool. Any Substitute Cash Collateral remaining will be returned to the applicable Collateral Pool Borrower on the date all Loans made to such Collateral Pool Borrower are repaid in full, or after an event that brings such Collateral Pool back into compliance with the Coverage and LTV Tests for such Collateral Pool.

Section 3.03.	Substitutions.

(a) Right to Substitute Collateral. Subject to the terms, conditions and limitations of Article 3 and Article 4 from time to time, Borrower shall have the right to obtain the release of one or more Release Mortgaged Properties from the relevant Collateral Pool (including the Release of a Mortgaged Property that is simultaneously added to another Collateral Pool) by replacing such Release Mortgaged Property with one or more Multifamily Residential Properties (including a Mortgaged Property that has simultaneously been released from another Collateral Pool) that meet the requirements of this Agreement (the “Substitute Mortgaged Property”) thereby effecting a “Substitution” of Collateral. From and after February 22, 2014, no Substitutions shall be permitted under a Collateral Pool that secures a Variable Loan.

(b) Request. Borrower shall deliver to Fannie Mae a completed and executed Substitution Request. Each Substitution Request shall be accompanied by the following: (i) the information required by the Underwriting Requirements with respect to the proposed Substitute Mortgaged Property and any additional information Fannie Mae reasonably requests; and (ii) the payment of all Additional Due Diligence Fees.

(c) Underwriting.

(i) (A) A Collateral Pool Borrower may release one or more Release Mortgaged Properties from a Collateral Pool and request the addition of one or more Substitute Mortgaged Properties to such Collateral Pool provided that each Substitute Mortgaged

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Property is in a comparable (or better) market as and of equivalent quality (or better) to the Release Mortgaged Property, and provided further that after such Substitution, the applicable Coverage and LTV Tests for the relevant Collateral Pool are satisfied, and (i) the applicable Debt Service Coverage Ratio with respect to the relevant Collateral Pool equals or exceeds the Debt Service Coverage Ratio of the relevant Collateral Pool immediately prior to such proposed Substitution, and (ii) the Loan to Value Ratio with respect to the relevant Collateral Pool is equal to or less than the Loan to Value Ratio of the relevant Collateral Pool immediately prior to such proposed Substitution; provided that in connection with a Collateral Pool which contains only one (1) Mortgaged Property, in the event that more than one (1) Substitute Mortgaged Property is added in replacement of a single Mortgaged Property, each such Substitute Mortgaged Property shall secure the Loan and shall be cross-collateralized and cross-defaulted.

(B) In the event that the Coverage and LTV Tests for the applicable Collateral Pool are not satisfied after the Substitution, but the Aggregate Debt Service Coverage Ratio of such Collateral Pool immediately after the Substitution is not less than the higher of (i) the required Aggregate Debt Service Coverage Ratio as set forth in clause (2)(a) of the definition of Coverage and LTV Tests for such Collateral Pool in effect on the Closing Date of the proposed Substitution and (ii) the Debt Service Coverage Ratio of the Collateral Pool immediately prior to such proposed Substitution, minus 0.05 (for example, if the required Aggregate Debt Service Coverage as set forth in clause (2)(a) of the definition of Coverage and LTV Tests for the relevant Collateral Pool on the Closing Date of the proposed Substitution is 1.1:1.0 and the Debt Service Coverage Ratio of the relevant Collateral Pool immediately prior to the proposed Substitution is 1.08:1.0, the Aggregate Debt Service Coverage Ratio of such Collateral Pool on the Closing Date of the proposed Substitution may not be less than 1.05:1.0), the applicable Collateral Pool Borrower may deposit with Fannie Mae a Shortfall Deposit pursuant to the terms of Section 3.02(c) of this Agreement in an amount equal to the Loans Outstanding that are required to be repaid by the applicable Collateral Pool Borrower so that the applicable Aggregate Debt Service Coverage as set forth in clause (2)(a) of the definition of Coverage and LTV Tests for the relevant Collateral Pool will be satisfied. In connection with a Substitution completed pursuant to this Section 3.03(c)(i)(B), all provisions in Section 3.02(c)(ii) pertaining to Shortfall Deposits shall apply.

(C) Notwithstanding the foregoing requirements in paragraphs (A) and (B) above to the contrary, a Collateral Pool Borrower may release one or more Release Mortgaged Properties from a Collateral Pool and request the addition of one or more Substitute Mortgaged Properties to such Collateral Pool provided that such Substitute Mortgaged Property is in a comparable (or better) market as and of equivalent quality (or better) to the Release Mortgaged Property, and provided further that in connection with any Collateral Pool with multiple Mortgaged Properties after such Substitution, that the Aggregate Debt Service Coverage Ratio of such Collateral Pool is greater than the Aggregate Debt Service Coverage Ratio of such Collateral Pool prior to the Substitution.

(D) Notwithstanding the foregoing requirements in paragraphs (A) and (B) above to the contrary, the requirement that the Coverage and LTV Tests or

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the Debt Service Coverage Ratio of the Collateral Pool immediately prior to such proposed Substitution, as applicable, be satisfied (or that the Aggregate Debt Service Coverage Ratio not be reduced by more than 0.05:1.0 from the required Aggregate Debt Service Coverage Ratio as set forth in clause (2)(a) of the definition of Coverage and LTV Tests in effect on the Closing Date of the proposed Substitution) after the addition of a proposed Substitute Mortgaged Property may be waived temporarily by Fannie Mae in its sole discretion, if neither the Aggregate Debt Service Coverage Ratio will be reduced nor the Aggregate Loan to Value Ratio for such Collateral Pool will be increased as a result of such proposed Substitution, based on factors that are not in conflict with Fannie Mae’s Underwriting Requirements, including but not limited to the then current Valuation of the Mortgaged Properties in such Collateral Pool, the then current Aggregate Debt Service Coverage Ratio of such Collateral Pool, the then current Aggregate Loan to Value Ratio or such Collateral Pool, the strength of the Guarantor, the quality of the market where the proposed Substituted Mortgaged Property is located, the quality of any proposed additional Collateral, and the geographic distribution of the Mortgaged Properties in such Collateral Pool at that time. In connection with a Substitution completed pursuant to this Section 3.03(c)(i)(D), Borrower shall provide a Shortfall Deposit and otherwise comply with the provisions of Section 3.02(c)(ii).

(ii) Fannie Mae shall evaluate the proposed Substitute Mortgaged Property in accordance with the Underwriting Requirements, including an exit analysis performed by Fannie Mae, and shall make underwriting determinations as to the Debt Service Coverage Ratio and the Loan to Value Ratio of the proposed Substitute Mortgaged Property and the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio for the applicable Collateral Pool on the basis of the lesser of (A) the acquisition price of the proposed Substitute Mortgaged Property if purchased by Borrower within twelve (12) months of the related Substitution Request, and (B) a Valuation made with respect to the proposed Substitute Mortgaged Property. Notwithstanding the provisions of Section 2.04 regarding the recalculation of Valuations and the calculation of Debt Service Coverage Ratios, for purposes of reviewing proposed Substitute Mortgaged Properties, if Fannie Mae reasonably determines market conditions have changed in a manner adversely affecting any of the Mortgaged Properties since the determination of the then effective Aggregate Loan to Value Ratio for such Collateral Pool and Aggregate Debt Service Coverage Ratio for such Collateral Pool, Fannie Mae may make new determinations of Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio for purposes of determining whether to permit the addition of the proposed Substitute Mortgaged Property to such Collateral Pool, which determination shall not modify the Coverage and LTV Tests. Borrower shall promptly provide any information reasonably required by Fannie Mae to make the determination permitted by the preceding sentence.

(iii) Within (A) in the case of a Collateral Pool with ten (10) or fewer Mortgaged Properties, thirty (30) days, or (B) in the case of a Collateral Pool with more than ten (10) Mortgaged Properties, sixty (60) days in each case after receipt of (1) the Substitution Request and (2) all reports, certificates and documents required by the Underwriting Requirements, Fannie Mae shall notify Borrower whether it has determined whether the proposed Substitute Mortgaged Property meets the conditions for addition set forth in this Agreement. Within five (5) Business Days after receipt of Fannie Mae’s written consent to the Substitution Request, Borrower shall notify Fannie Mae in writing whether it elects to add the

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proposed Substitute Mortgaged Property to such Collateral Pool. If Borrower fails to respond within the period of five (5) Business Days, it shall be conclusively deemed to have elected not to add the proposed Substitute Mortgaged Property to such Collateral Pool.

(d) Closing. If, pursuant to this Section 3.03, Fannie Mae determines that the conditions set forth herein for the Substitution of the proposed Substitute Mortgaged Property into the applicable Collateral Pool in replacement of the proposed Release Mortgaged Property, and the applicable Collateral Pool Borrower timely elects to cause such Substitution to occur and all conditions contained in this Section 3.03 and the applicable sections of Article 4, to the extent Fannie Mae determines such Sections are applicable, are satisfied, then the proposed Substitute Mortgaged Property shall be substituted into such Collateral Pool in replacement of the proposed Release Mortgaged Property, at a closing to be held at offices designated by Fannie Mae and reasonably acceptable to the applicable Collateral Pool Borrower on a Closing Date proposed by such Borrower and approved by Fannie Mae, and occurring —

(i) if the Substitution of the proposed Substitute Mortgaged Property is to occur simultaneously with the release of the proposed Release Mortgaged Property, within thirty (30) days after Fannie Mae’s receipt of the applicable Collateral Pool Borrower’s election (or on such other date to which the applicable Collateral Pool Borrower and Fannie Mae may agree); or

(ii) if the Substitution of a proposed Substitute Mortgaged Property is to occur subsequent to the release of the Release Mortgaged Property, within ninety (90) days after the release of the Release Mortgaged Property (the “Property Delivery Deadline”), provided that such Property Delivery Deadline may be extended by one (1) additional ninety (90) day period in the event the applicable Collateral Pool Borrower provides evidence to Fannie Mae’s satisfaction that it is diligently pursuing a 1031 exchange with respect to the proposed Substitute Mortgaged Property in accordance with the terms of this Section 3.03(d), provided that, on a case by case basis, Fannie Mae may consent in its sole discretion to extend the Property Delivery Deadline by one (1) additional ninety-five (95) day period (for a total of one hundred eighty-five (185, or such later date as may apply in the event of a “Presidentially Declared Disaster” pursuant to Section 17 or Revenue Procedure 2007-56) days if the applicable Collateral Pool Borrower is diligently pursuing the acquisition of a proposed Substitute Mortgaged Property that is not in connection with a 1031 exchange.

(e) Substitution Deposit.

(i) The Deposit. If the addition of a proposed Substitute Mortgaged Property is to occur subsequent to the release of the Release Mortgaged Property pursuant to Section 3.03(d), at the Closing Date of the release of the Release Mortgaged Property, Borrower (or in the case of a Collateral Pool with only one (1) Mortgaged Property prior to the release, Guarantor) shall deposit with Fannie Mae the “Substitution Deposit” described in Section 3.03(e)(ii) in the form of cash or, in lieu of (and/or in addition to) depositing cash for the Substitution Deposit, Borrower may post a Letter of Credit in accordance with the terms of Section 4.08 of this Agreement, having a face amount equal to the Substitution Deposit (or such lesser amount that has been deposited in cash). In the event the Release Mortgaged Property is intended to be sold as part of a like-kind exchange permitted under Section 1031 of the Internal

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Revenue Code, such Substitution Deposit shall be held by a qualified intermediary, provided such qualified intermediary enters into documents reasonably required by Fannie Mae assigning such Substitution Deposit to Fannie Mae, and providing that such qualified intermediary shall distribute the Substitution Deposit in accordance with this Agreement. In the case of a Collateral Pool with only one (1) Mortgaged Property prior to the release, if the relevant Borrower is not able to remain as the obligor on the Note evidencing the related Loan, the relevant Borrower shall provide a replacement Borrower acceptable to Fannie Mae, which replacement Borrower shall join into the Note until the earlier of (A) such time that the Substitute Mortgaged Property is added to the Collateral Pool and the Additional Borrower owning such Substitute Mortgaged Property has joined into the Note and other related Collateral Pool Loan Documents, and (B) the date the Note is paid in full together with all prepayment premiums due thereunder.

(ii) Substitution Deposit Amount. The “Substitution Deposit” for each proposed Substitution shall be an amount equal to, for a Fixed Loan, the Release Price relating to such proposed Release Mortgaged Property; provided that in the event that the applicable Collateral Pool shall contain only one (1) Mortgaged Property after the completion of the Substitution, the Substitution Deposit shall be the sum of (A) all Outstanding Loans for such Collateral Pool, plus (B) any and all of the yield maintenance or prepayment premium for a Fixed Loan through the end of the month in which the Property Delivery Deadline occurs as if the Fixed Loan were to be prepaid in such month, plus (C) interest on the Fixed Loan through the end of the month in which the Property Delivery Deadline occurs.

(iii) Continued Payments on Outstanding Notes. Such Collateral Pool Borrower shall also be obligated to make any regularly scheduled payments of principal and interest due under the applicable Note during any period between the closing of the Release Mortgaged Property and the earlier of the closing of the Substitute Mortgaged Property and the date of prepayment of the Note.

(iv) Failure to Close Substitution. If the addition of the proposed Substitute Mortgaged Property does not occur by the Property Delivery Deadline in accordance with Section 3.03(d)(ii), then:

(A) such Collateral Pool Borrower shall have irrevocably waived its right to substitute such Release Mortgaged Property with a proposed Substitute Mortgaged Property, and the release of the Release Mortgaged Property shall be deemed to require a prepayment (or partial prepayment) of the portion of the Note equal to the Release Price relating to the Release Mortgaged Property, together with all yield maintenance, fee maintenance or prepayment premium then due in connection with such payment; and

(B) the applicable Collateral Pool Borrower shall comply with the requirements set forth in Section 3.02(d) not previously satisfied with respect to the Release Mortgaged Property, including payment of the Release Price. Such Release Price, or the applicable portion thereof, shall be applied in the manner set forth in Section 3.02(d) and the Letter of Credit, if applicable, delivered by such Borrower pursuant to Section 3.03(e) and Section 4.08 of this Agreement shall be returned to Borrower. However, if such Borrower fails to timely pay the Release Price, Fannie Mae may draw upon the Substitution Deposit in satisfaction of such obligation.

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(v) Substitution Deposit Disbursement. At closing of the Substitution, Fannie Mae shall disburse the Substitution Deposit (including any interest accrued on such Substitution Deposit) directly to the applicable Collateral Pool Borrower at such time as the conditions precedent for the Substitution have been satisfied, which must occur no later than the Property Delivery Deadline. Notwithstanding the foregoing, in the event that the applicable Collateral Pool Borrower adds a Substitute Mortgaged Property to such Collateral Pool prior to the Property Delivery Deadline but the addition of such Substitute Mortgaged Property has not in and of itself satisfied the requirements to close the Substitution, the Substitution Deposit shall be reduced by the Allocable Loan Amount of such Substitute Mortgaged Property as determined by Fannie Mae, and such reduction in the Substitution Deposit shall be returned to the applicable Collateral Pool Borrower, or in the case of a Letter of Credit, such Letter of Credit shall be reduced by such reduction in the Substitution Deposit.

(f) Conditions Precedent to Substitutions. The obligation of Fannie Mae to make a requested Substitution is subject to Fannie Mae’s determination that each of the conditions precedent set forth in Article 4 of this Agreement have been satisfied.

ARTICLE 4

CONDITIONS PRECEDENT TO ALL REQUESTS

Section 4.01.	Conditions Applicable to All Requests.

The obligation of Fannie Mae to close the transaction requested in a Request by a Collateral Pool Borrower shall be subject to Fannie Mae’s determination that all of the following general conditions precedent (“General Conditions”) have been satisfied, in addition to any other conditions precedent contained in this Agreement:

(a) Payment of Expenses. The payment by the applicable Collateral Pool Borrower of Fannie Mae’s and Servicer’s reasonable third-party out-of-pocket fees and expenses payable (without duplication) in accordance with this Agreement, including, but not limited to, the legal fees and expenses described in Section 8.04.

(b) No Material Adverse Effect. There has been no Material Adverse Effect on the financial condition, business or prospects of the applicable Collateral Pool Borrower or Guarantor or in the physical condition, operating performance or value of any of the Mortgaged Properties in such Collateral Pool since the date of the most recent Compliance Certificate.

(c) No Default. There shall have been no monetary or material non-monetary Event of Default (as determined in Fannie Mae’s sole and absolute discretion) under such Collateral Pool which has not been cured to the satisfaction of Fannie Mae, provided however, that nothing contained in this section shall be construed to require Fannie Mae to accept any cure, or grant any cure period not otherwise provided for in the Loan Documents under which such Event of Default may arise, and there shall exist no Event of Default or Potential Event of Default with respect to such Collateral Pool on the Closing Date for the Request and, after giving

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effect to the transaction requested in the Request, no Event of Default or Potential Event of Default with respect to such Collateral Pool shall have occurred which has not been cured to the satisfaction of Fannie Mae, provided however, that nothing contained in this section shall be construed to require Fannie Mae to accept any cure, or grant any cure period not otherwise provided for in the Loan Documents under which such Event of Default may arise.

(d) No Insolvency. Receipt by Fannie Mae on the Closing Date for the Request of evidence satisfactory to Fannie Mae that none of the applicable Collateral Pool Borrower nor Guarantor is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, or, after giving effect to such transactions, will be left with an unreasonably small amount of capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.

(e) Accuracy of Information. No information, statement or report furnished in writing to Fannie Mae by the applicable Collateral Pool Borrower in connection with this Agreement or any other Loan Document with respect to such Collateral Pool or in connection with the consummation of the transactions contemplated hereby contains any statement which is incorrect in any material respect.

(f) Representations and Warranties. All representations and warranties made by the applicable Collateral Pool Borrower and Guarantor in the Loan Documents and the Guaranty shall be true and correct in all material respects on the Closing Date for the Request (except to the extent any representation or warranty is untrue or incorrect other than as a result of an act or omission that is a breach of this Agreement) with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request; provided, however, that in the case of any Request occurring after the Effective Date, the date-down of such representations and warranties shall exclude Article 9 (financing information) in the Certificate of Borrower related to such Collateral Pool and any representation or warranty contained in any of the other Loan Documents and the Guaranty that is solely related to an earlier date. On the Closing Date of any Request, the applicable representations and warranties as referred to in this Section 4.01(f) shall be deemed remade by the applicable Collateral Pool Borrower.

(g) No Condemnation or Casualty. There shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property (other than a Release Mortgaged Property) in the applicable Collateral Pool and there shall not have occurred any casualty to any improvements located on the Mortgaged Property (other than a Release Mortgaged Property) in the applicable Collateral Pool, which condemnation or casualty would have, or reasonably may be expected to have, a Material Adverse Effect on the Mortgaged Properties (other than the Release Mortgaged Property) in the applicable Collateral Pool taken as a whole.

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(h) Delivery of Closing Documents. The receipt by Fannie Mae of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Fannie Mae in all respects:

(i) Fully executed original copies of each Loan Document for such Collateral Pool required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than Fannie Mae), each of which shall be in full force and effect;

(ii) Other than in connection with a Release Request, a Certificate of Borrower;

(iii) A Compliance Certificate;

(iv) An Organizational Certificate;

(v) Such other documents, instruments, approvals (and, if requested by Fannie Mae, certified duplicates of executed copies thereof) and opinions as Fannie Mae may reasonably request; and

(vi) Other than in connection with a Release Request, a Confirmation of Guaranty.

(i) Covenants. There is no Potential Event of Default by the applicable Collateral Pool Borrower or with respect to the applicable Collateral Pool’s Loan.

Section 4.02.	Conditions Precedent to Initial Closing.

The obligation of Fannie Mae to enter into this Agreement is subject to each of the following conditions precedent:

(a) Reserved.

(b) Delivery of an amendment to each Note, duly executed by the applicable Collateral Pool Borrowers, reflecting the Loan and the Collateral securing each Loan;

(c) Delivery of executed Security Instruments or amendments to each existing Security Instrument affecting the Collateral Pools, as required by Fannie Mae to make the terms of the Security Instrument for each Mortgaged Property consistent with the terms of this Agreement, each such Security Instrument or amendment to be recorded each in the applicable land records;

(d) Reserved;

(e) Reserved;

(f) Receipt by Fannie Mae of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with this Agreement;

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(g) No Governmental Approval not already obtained or made is required for the execution and delivery of the documents to be delivered in connection with this Agreement;

(h) The applicable Collateral Pool Borrower or Guarantor is not under any cease or desist order or other orders of a similar nature, temporary or permanent of any Governmental Authority which would have the effect of preventing or hindering performance of the terms and provisions of the Agreement or any other Loan Documents and the Guaranty for such Collateral Pool, nor are there any proceedings then in progress or, to its knowledge, contemplated which, if successful, would lead to the issuance of any such order;

(i) If required by Fannie Mae, receipt by Fannie Mae of a new Title Insurance Policy, or an endorsement to each Title Insurance Policy, for each Mortgaged Property, amending the effective date of the Title Insurance Policy to the Effective Date, showing no additional exceptions to coverage other than the exceptions shown on the closing date under the Original Agreement (or, if applicable, the last with respect to which the Title Insurance Policy was endorsed) and other than Permitted Liens and other exceptions approved by Fannie Mae, together with any reinsurance agreements required by Fannie Mae.

Section 4.03.	Conditions Precedent to Extension.

The obligation of Fannie Mae to consent to an Extension is subject to Fannie Mae’s determination that each of the following conditions precedent has been satisfied:

(a) The requirements of Section 1.05 (to the extent applicable) or Section 1.06, as applicable, will be satisfied;

(b) Delivery of a Variable Loan Note or a Fixed Loan Note, or an amendment to the applicable Note, duly executed by the applicable Collateral Pool Borrower, reflecting all of the terms of the Extension;

(c) If required by Fannie Mae, delivery of executed amendments to each Security Instrument affecting the applicable Collateral Pool required by Fannie Mae to reflect the extension of maturity date and to be recorded each in the applicable land records;

(d) If required by Fannie Mae, delivery by the applicable Collateral Pool Borrower to Fannie Mae of the Rate Form for the applicable Loan;

(e) Receipt by Fannie Mae of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Extension;

(f) No Governmental Approval not already obtained or made is required for the execution and delivery of the documents to be delivered in connection with the Extension;

(g) The applicable Collateral Pool Borrower or Guarantor is not under any cease or desist order or other orders of a similar nature, temporary or permanent of any Governmental Authority which would have the effect of preventing or hindering performance of the terms and provisions of the Agreement or any other Loan Documents and the Guaranty for such Collateral Pool, nor are there any proceedings then in progress or, to its knowledge, contemplated which, if successful, would lead to the issuance of any such order; and

(h) If required by Fannie Mae, receipt by Fannie Mae of a new Title Insurance Policy (if an endorsement is not available) or an endorsement to each Title Insurance Policy for each Mortgaged Property in the applicable Collateral Pool, amending the effective date of the Title Insurance Policy to the Closing Date, showing no additional exceptions to coverage other than the exceptions shown on the Effective Date (or, if applicable, the last Closing Date with respect to which the Title Insurance Policy was endorsed) and other than Permitted Liens and other exceptions approved by Fannie Mae, together with any reinsurance agreements required by Fannie Mae.

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Section 4.04.	Conditions Precedent to Release of Property from the Collateral Pool.

The obligation of Fannie Mae to release a Mortgaged Property from a Collateral Pool by executing and delivering the Release Documents on the Closing Date is subject to Fannie Mae’s determination that each of the following conditions precedent has been satisfied:

(a) The requirements of Section 3.02(c), as applicable, will be satisfied;

(b) Receipt by Fannie Mae on the Closing Date of the Re-Underwriting Fee;

(c) Receipt by Fannie Mae on the Closing Date of the Release Price and any other amounts due under the terms of Section 3.02;

(d) Receipt by Fannie Mae on the Closing Date of the Release Fee;

(e) Reserved;

(f) Receipt by Fannie Mae on the Closing Date of one (1) or more counterparts of each Release Document, dated as of the Closing Date, signed by each of the parties (other than Fannie Mae) who is a party to such Release Document;

(g) If required by Fannie Mae, amendments to the Notes and the Security Instruments, reflecting the release of the Release Mortgaged Property from the applicable Collateral Pool and, as to any Security Instrument so amended, the receipt by Fannie Mae of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than Permitted Liens;

(h) If Fannie Mae determines the Release Mortgaged Property to be one (1) phase of a project, and one (1) or more other phases of the project are Mortgaged Properties which will remain in such Collateral Pool (“Remaining Mortgaged Properties”), Fannie Mae must determine that the Remaining Mortgaged Properties can be operated separately from the Release Mortgaged Property and any other phases of the project which are not Mortgaged Properties in such Collateral Pool and whether any cross use agreements or easements are necessary. In making this determination, Fannie Mae shall evaluate access, utilities,

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marketability, community services, ownership and operation of the Release Mortgaged Properties and any other issues identified by Fannie Mae in connection with similar loans anticipated to be purchased by Fannie Mae;

(i) Receipt by Fannie Mae of endorsements to the tie-in endorsements of the Title Insurance Policies, if deemed necessary by Fannie Mae, to reflect the release. Notwithstanding anything to the contrary herein, no release of any Mortgaged Property in a Collateral Pool shall be made unless the applicable Collateral Pool Borrower has provided title insurance to Fannie Mae in respect of each of the Remaining Mortgaged Properties in such Collateral Pool in an amount equal to (i) one hundred ten percent (110%) of the Initial Valuation of such Mortgaged Properties (taking into account the title insurance coverage provided by “tie-in” endorsements, if available) and, (ii) in the case of the Mortgaged Properties located in states where tie-in endorsements are not available, one hundred ten percent (110%) of the Valuation of such Mortgaged Properties;

(j) Receipt by Fannie Mae on the Closing Date of a Confirmation of Obligations, dated as of the Closing Date, signed by the applicable Collateral Pool Borrower and Guarantor, pursuant to which such Borrower and Guarantor confirm their obligations under the Loan Documents and the Guaranty to which they are a party; and

(k) Receipt by Fannie Mae of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Release Request.

Section 4.05.	Conditions Precedent to Substitution of a Substitute Mortgaged Property to the Collateral Pool.

Each Substitution is subject to Fannie Mae’s determination that each of the following conditions precedent has been satisfied:

(a) The Underwriting Requirements will be satisfied with respect to the Substitute Mortgaged Property;

(b) The requirements of Section 3.03(c), as applicable, will be satisfied;

(c) Receipt by Fannie Mae of the Substitution Fee;

(d) Receipt by Fannie Mae of all reasonable legal fees and expenses payable by the applicable Collateral Pool Borrower in connection with the Substitution Request;

(e) Receipt by Fannie Mae of the Re-Underwriting Fee;

(f) Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Substitution Loan Documents for such Collateral Pool required by Fannie Mae, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Substitute Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance reasonably satisfactory to Fannie Mae and in form proper for recordation, as may be necessary in the reasonable opinion of Fannie Mae to perfect

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the Lien created by the applicable additional Security Instrument, and any other Substitute Loan Document for such Collateral Pool creating a Lien in favor of Fannie Mae, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

(g) If required by Fannie Mae, amendments to the Notes and the Security Instruments, reflecting the addition of any Additional Borrower and/or the Substitute Mortgaged Property to such Collateral Pool and, as to any Security Instrument so amended, the receipt by Fannie Mae of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than Permitted Liens; and

(h) If the Title Insurance Policy for the Substitute Mortgaged Property contains a tie-in endorsement, an endorsement to each other Title Insurance Policy for the Mortgaged Properties in the same Collateral Pool containing a tie-in endorsement, adding a reference to the Substitute Mortgaged Property.

Section 4.06.	Delivery of Opinion Relating to Request for Extension or Substitution Request.

With respect to the closing of a request for an Extension or a Substitution Request, it shall be a condition precedent that Fannie Mae receives each of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Fannie Mae in all respects, opinions of counsel (including local counsel, as applicable) to the applicable Collateral Pool Borrower and Guarantor, as to the due organization and qualification of the applicable Collateral Pool Borrower and Guarantor, the due authorization, execution, delivery and enforceability of each Loan Document for such Collateral Pool executed in connection with the Request and such other matters as Fannie Mae may reasonably require, each dated as of the Closing Date for the Request, in form and substance satisfactory to Fannie Mae in all respects.

Section 4.07.	Delivery of Property-Related Documents.

With respect to a Substitute Mortgaged Property, it shall be a condition precedent that Fannie Mae receive from the applicable Collateral Pool Borrower each of the documents and reports required by Fannie Mae pursuant to the Underwriting Requirements in connection with the pledge of such Mortgaged Property and, each of the following, each dated (where possible) as of the Closing Date for a Substitute Mortgaged Property, in form and substance satisfactory to Fannie Mae in all respects:

(a) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on such commitment.

(b) An ACCORD Certificate (or other evidence reasonably satisfactory to Fannie Mae) that all insurance required for the Mortgaged Property is in effect.

(c) Reserved.

(d) Evidence reasonably satisfactory to Fannie Mae of compliance of the Mortgaged Property with Property Laws.

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(e) An Appraisal of the Mortgaged Property.

(f) A Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to Fannie Mae, in which the owner shall (unless waived by Fannie Mae) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for the applicable Collateral Pool Borrower’s obligations under the Loan Documents.

(g) A Completion/Repair and Security Agreement, if required by Fannie Mae, together with required escrows, on the standard form required by Fannie Mae.

(h) An Assignment of Management Agreement, on the standard form required by Fannie Mae.

(i) An Assignment of Leases and Rents, if Fannie Mae determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

(j) A Certificate of Borrower.

(k) If applicable, a fully executed Master Lease and an estoppel certificate and subordination agreement with respect to each Master Lease, each in form previously approved by Fannie Mae.

(l) If applicable, a fully executed ground lease and an estoppel certificate with respect to each ground lease, each in form and substance acceptable to Fannie Mae.

(m) Copies of each commercial lease affecting a Mortgaged Property and, if required by Fannie Mae, a tenant estoppel certificate and subordination, non-disturbance and attornment agreement, each in form and substance satisfactory to Fannie Mae.

(n) Copies of homeowners associations, easement, declarations and similar agreements affecting any Mortgaged Property and, if required by Fannie Mae, an estoppel certificate with respect to such agreements in form and substance satisfactory to Fannie Mae.

Section 4.08.	Conditions Precedent to Letters of Credit.

The right or requirement of a Collateral Pool Borrower to provide a Letter of Credit in connection with this Agreement is subject to Fannie Mae’s determination that each of the following conditions precedent has been satisfied:

(a) Letter of Credit Requirements. Any Letter of Credit shall be issued by a financial institution satisfactory to Fannie Mae (the “Issuer”). If Borrower provides Fannie Mae with a Letter of Credit pursuant to this Agreement, the Letter of Credit shall be in form and substance satisfactory to Fannie Mae and Fannie Mae shall be entitled, upon occurrence of circumstances in (b), to draw under such Letter of Credit solely upon presentation of a sight draft to the Issuer. Any Letter of Credit shall be for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be at least until the Property Delivery Deadline).

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(b) Draws Under Letter of Credit. Fannie Mae shall have the right in its sole discretion to draw monies under the Letter of Credit:

(i) upon the occurrence of an Event of Default under such Collateral Pool;

(ii) if thirty (30) days prior to the expiration of the Letter of Credit, either the Letter of Credit has not been extended for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be at least until the Property Delivery Deadline) or such Collateral Pool Borrower has not replaced the Letter of Credit with substitute cash collateral in the amount required by Fannie Mae; or

(iii) upon the downgrading of the ratings of the long-term or short-term debt obligations of the Issuer below the level required by the Rating Requirements; provided that Borrower shall have ten (10) Business Days after notice of such downgrading to deliver to Fannie Mae either (A) an acceptable replacement Letter of Credit or (B) substitute cash collateral in the amount required by Fannie Mae.

(c) Deposit to Cash Collateral Account. If Fannie Mae draws under the Letter of Credit pursuant to Section 4.08(b)(ii) or Section 4.08(b)(iii) above, Fannie Mae shall deposit such draw monies into the Cash Collateral Account provided any interest thereon shall inure to the benefit of Borrower.

(d) Default Draws. If Fannie Mae draws under the Letter of Credit pursuant to Section 4.08(b)(i) above, Fannie Mae may in its sole discretion use monies drawn under the Letter of Credit for any of the following purposes:

(i) to pay any amounts required to be paid by the applicable Collateral Pool Borrower under the Loan Documents (including, without limitation, any amounts required to be paid to Fannie Mae under this Agreement);

(ii) to (on such Collateral Pool Borrower’s behalf, or on its own behalf if Fannie Mae becomes the owner of the Mortgaged Property) pre-pay any Note;

(iii) to make repairs required to address emergency or life and safety conditions to any Mortgaged Property in such Collateral Pool; or

(iv) deposit monies into the Cash Collateral Account.

(e) Legal Opinion. Prior to or simultaneous with the delivery of any new Letter of Credit (but not the extension of any existing Letter of Credit), such Collateral Pool Borrower shall cause the Issuer’s counsel to deliver a legal opinion in a customary form satisfactory to Fannie Mae.

(f) Any Letter of Credit delivered to Fannie Mae shall be a clean, irrevocable Letter of Credit, naming Fannie Mae as beneficiary. Borrower agrees that the Letter of Credit provides additional collateral for the applicable Note.

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ARTICLE 5

REPRESENTATIONS AND WARRANTIES

Section 5.01.	Representations and Warranties of Borrower.

The representations and warranties of each Borrower and Guarantor are contained in the Certificates of Borrower.

Section 5.02.	Representations and Warranties of Fannie Mae.

Fannie Mae hereby represents and warrants to each Borrower as follows:

(a) Due Organization. Fannie Mae is a corporation duly organized and validly existing under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq.

(b) Power and Authority. Fannie Mae has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(c) Due Authorization. The execution and delivery by Fannie Mae of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

ARTICLE 6

AFFIRMATIVE COVENANTS OF BORROWER

Each Borrower agrees and covenants with Fannie Mae that, at all times during the Term of this Agreement:

Section 6.01.	Compliance with Agreements.

Each Borrower, and Guarantor shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that Borrower’s or Guarantor’s failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.

Section 6.02.	Maintenance of Existence.

Each Borrower Party shall maintain its existence and continue to be duly organized under the laws of the state of its organization. Each Borrower Party shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document to which it is a party or by which it is bound.

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Section 6.03.	Financial Statements; Accountants’ Reports; Other Information.

Borrower shall keep and maintain at all times (i) complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of Borrower’s financial transactions and assets and (y) the results of the operation of each Mortgaged Property and (ii) copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services, but excluding bills to tenants for their share of utilities). In addition, Borrower shall furnish, or cause to be furnished, to Servicer, and the information set forth below in subclauses (a), (g), (i) and (o) to Fannie Mae and all other information to Fannie Mae upon Fannie Mae’s request:

(a) Annual Financial Statements. As soon as available, and in any event within one hundred and twenty (120) days after the close of each of Borrower’s fiscal years during the term of this Agreement, its statement of operation for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared on a modified cash basis (i.e., accrual of revenue on a quarterly basis and taxes and payroll on a monthly basis), and certified by the chief financial officer or chief accounting officer or a vice-president in the accounting or finance divisions of EQR to the effect that such financial statements have been prepared (with appropriate accrual adjustments) in accordance with GAAP consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated. Together with each delivery of Borrower’s annual financial statements required under the preceding sentence, Borrower shall deliver or cause to be delivered, the audited financial statements of ERPOP and EQR (including their respective balance sheets, and statements of operation) for such fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of EQR’s independent certified public accountants to the effect that such financial statements have been prepared on an accrual accounting basis in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit; provided, however, that the ERPOP and EQR shall not be obligated to deliver any of the financial statements or opinions described in this paragraph (i) for any specified year if EQR has delivered to Fannie Mae its Form 10-K for the specified year pursuant to Section 6.03(i) and the Form 10-K contains the financial statements and opinions requested in this paragraph; and (ii) a Certificate in the form of Exhibit I attached hereto.

(b) Quarterly Financial Statements. As soon as available, and in any event within sixty (60) days after each of the first three fiscal quarters of each fiscal year during the term of this Agreement, (a) EQR’s unaudited balance sheet as of the end of such fiscal quarter and its unaudited statement of income and retained earnings for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the chief financial officer or chief accounting officer or a vice-president

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in the accounting or finance divisions of EQR to the effect that such financial statements have been prepared on an accrual accounting basis in accordance with GAAP consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year-end adjustments in accordance with GAAP and (b) a certificate in the form of Exhibit I attached hereto.

(c) Monthly Property Statements. Upon Fannie Mae’s request, on a monthly basis within thirty (30) days of the last day of the prior month, a statement of income and expenses of each Mortgaged Property accompanied by a certificate of the chief financial officer or chief accounting officer or a vice-president in the accounting or finance divisions of EQR to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated on a modified cash accounting basis in accordance with customary real estate management accounting practices.

(d) Annual Property Statements. On an annual basis within thirty (30) days of the end of the fiscal year, an annual statement of income and expenses of each Mortgaged Property accompanied by a certificate of the chief financial officer or chief accounting officer of EQR to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated on a modified cash accounting basis in accordance with customary real estate management accounting practices.

(e) Updated Rent Rolls. Upon Fannie Mae’s request, a current Rent Roll for each Mortgaged Property, accompanied by a certificate of the chief financial officer or chief accounting officer or a vice president in the accounting or financial divisions of EQR to the effect that each such Rent Roll fairly, accurately and completely presents the information required therein. In addition, upon Fannie Mae’s request, Borrower shall provide Fannie Mae with any other information reasonably requested by Fannie Mae or necessary to comply with Fannie Mae’s regulatory reporting requirements; provided, that Borrower shall not be required to expend funds or use significant personnel time to obtain such information.

(f) Security Deposit Information. Upon Fannie Mae’s request, an accounting of all security deposits held in connection with any lease of any part of any Mortgaged Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Fannie Mae to access information regarding such accounts.

(g) Accountants’ Reports; Other Reports. Promptly upon receipt thereof, copies of any reports or management letters submitted to any EQR Party by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to clause (a) above); provided, however, that Borrower shall only be required to deliver such reports and management letters to the extent that they relate to Borrower, any Control Party or any of the Mortgaged Properties. Promptly upon Fannie Mae’s request therefor, all schedules, financial statements or other similar reports delivered by Borrower pursuant to the Loan Documents or otherwise reasonably requested by Fannie Mae with respect to Borrower’s business affairs or condition (financial or otherwise) or any of the Mortgaged Properties.

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(h) Reserved.

(i) Security Law Reporting Information. Upon Fannie Mae’s request, and so long as EQR or any other EQR Party is a reporting company under the Securities and Exchange Act of 1934, promptly upon their becoming available, copies of (a) all 10K’s, 10Q’s, 8K’s, annual reports and proxy statements, and all replacement, substitute or similar filings or reports required to be filed after the date of this Agreement by the United States Securities and Exchange Commission or other Governmental Authority exercising similar functions, and (b) all press releases and other statements made available generally by any EQR Party or any Subsidiary of any EQR Party to the public concerning material developments in the business of such EQR Party or Subsidiary.

(j) Confidentiality of Certain Information. Borrower Parties shall not disclose any terms, conditions, underwriting requirements or underwriting procedures of the Credit Facility or any of the Loan Documents and the Guaranty; provided, however, that such confidential information may be disclosed (A) as required by law or pursuant to generally accepted accounting procedures, (B) to direct or indirect owners of any Borrower Party, officers, directors, trustees, employees, agents, partners, attorneys, accountants, engineers and other consultants of Borrower Parties (collectively, “Borrower Party Representatives”) who need to know such information, provided such Persons are instructed to treat such information confidentially, (C) to any regulatory authority having jurisdiction over a Borrower Party or any Borrower Party Representative, (D) in connection with any filings with the Securities and Exchange Commission or other Governmental Authorities, or (E) to any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to a Borrower Party or any Borrower Party Representative, (2) in response to any subpoena or other legal process or information investigative demand or (3) in connection with any litigation to which such Borrower Party or any Borrower Party Representative is a party.

(k) Reserved.

(l) Reserved.

(m) Reserved.

(n) Transmission of Financial Statements; Accountants’ Reports; Other Information. All information required to be provided pursuant to this Section 6.03 may be submitted through electronic delivery to a secure site that Fannie Mae can access, and shall be deemed delivered upon such submission; provided that the burden shall be on Borrower to provide the information necessary for Fannie Mae to access such secure site.

(o) Bondholder’s Certificate. Promptly after the providing by EQR or any of its Affiliates of any compliance certificate required under any documents between EQR or any of its Affiliates and the holders of ERPOP’s public unsecured debt, such compliance certificate.

(p) Liability of Chief Financial Officer and Chief Accounting Officer for Certifications. Any certificate or other document executed by the chief financial officer or chief accounting officer or a vice president in the accounting or financial divisions of EQR pursuant to this Section or any other provision of this Agreement or the other Loan Documents and the Guaranty, shall be deemed to have been given by EQR, in its capacity as the general partner of ERPOP. Accordingly, in such an event, none of the chief financial officer, chief accounting officer, any such vice president, or EQR shall be personally liable for any misrepresentation or omission contained in such certification or document, or be otherwise personally liable in connection with such certificate or document, but Borrower shall be liable for any misrepresentation, omission or breach of the statements contained in the certificate or document.

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Section 6.04.	Access to Records; Discussions With Officers and Accountants

Upon Fannie Mae’s request and to the extent permitted by law and in addition to the applicable requirements of the Security Instrument, Borrower shall permit Fannie Mae:

(a) to inspect, make copies and abstracts of, and have reviewed or audited, such of Borrower’s books and records as may relate to the Obligations or any Mortgaged Property;

(b) to discuss Borrower’s affairs, finances and accounts with any of Borrower’s officers, partners and employees, provided that the chief financial officer or chief accounting officer of EQR has been given the opportunity by Fannie Mae to be a party to such discussions;

(c) to discuss Borrower’s affairs, finances and accounts with its independent public accountants, provided that either the chief financial officer or chief accounting officer of EQR has been given the opportunity by Fannie Mae to be a party to such discussions;

(d) to discuss, with the chief financial officer and the other executive officers of EQR, (1) EQR’s strategic business plan for the then current and the then succeeding two fiscal years; (2) EQR’s annual budget (including capital expenditure budgets and a review of the performance and projections for each Mortgaged Property); and (3) EQR’s financial projections for the then current and the then succeeding two fiscal years and to inspect any of the foregoing that Borrower maintains in writing;

(e) to discuss, with the chief financial officer and the other executive officers of EQR, EQR’s short and long range plans, including its plans for operations, mergers, acquisitions and management, and to inspect any supporting financial projections and schedules; and

(f) to receive any other information that Fannie Mae reasonably deems necessary or relevant in connection with the Loan, any Loan Document or the Obligations.

Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours. Notwithstanding the foregoing or any other provision of the Loan Documents and the Guaranty, Borrower shall not be required to discuss with Fannie Mae, or make information available to

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Fannie Mae regarding, any matters described in paragraphs (d) and (e) to the extent that such matters are subject to a confidentiality agreement with a Person that is not an Affiliate of Borrower.

Fannie Mae agrees to treat all information received by Fannie Mae (i) under Sections 6.03(g), 6.04(d), 6.04(e) and 6.28 as confidential and (ii) which Borrower requests in writing to the persons at Fannie Mae who receive any information regarding Borrower, ERPOP or EQR that such information be treated as confidential; provided, however, that such confidential information may be disclosed (A) as required by law or pursuant to generally accepted accounting procedures, (B) to officers, directors, employees, agents, partners, attorneys, accountants, engineers and other consultants of Fannie Mae, or its successors or assigns, who need to know such information, provided such Persons are instructed to treat such information confidentially, (C) by Fannie Mae to any successor or assign of such Borrower Party, (D) to any federal or state regulatory authority having jurisdiction over Fannie Mae, or its successors or assigns, (E) to any other Person to which such delivery or disclosure may be necessary or appropriate (w) in compliance with any law, rule, regulation or order applicable to Fannie Mae, or its successors or assigns, (x) in response to any subpoena or other legal process or information investigative demand, (y) in connection with any litigation to which Fannie Mae, or its successors or assigns, is a party or (z) solely in relation to confidential information described in subclause (i) of the first sentence in this paragraph, in connection with any foreclosure, deed-in-lieu of foreclosure or comparable conversion or any work-out or restructuring of the Loan and this Agreement. Borrower agrees that information subject to this confidentiality agreement does not include information which (i) was publicly known, or otherwise known to Fannie Mae, or its successors or assigns, at the time of disclosure, (ii) subsequently becomes publicly known through no act of or omission by Fannie Mae, or its successors or assigns, other than through disclosure by Borrower or by any other Person in violation of this or any other confidentiality arrangement and Fannie Mae, or its successors or assigns, has knowledge of such violation; provided, however, that in the event Fannie Mae, or its successors or assigns, discloses confidential information to any Borrower Party, such disclosing Borrower Party shall reasonably endeavor to notify Borrower thereof as soon as possible after such disclosure has been made and Borrower shall be afforded an opportunity to seek protective orders, or such other confidential treatment of such disclosed information as Borrower may deem reasonable.

Section 6.05.	Certificate of Compliance.

Borrower shall deliver to Fannie Mae concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to Sections 6.03(a) and 6.03(b) above a certificate signed by the chief financial officer or chief accounting officer of EQR stating that, to the best of the knowledge of the chief financial officer or chief accounting officer of EQR executing such certificate following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof in reasonable detail and the action which Borrower is taking or proposes to take with respect thereto.

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Section 6.06.	Maintain Licenses, Permits, Etc.

Each Borrower shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business.

Section 6.07.	Inform Fannie Mae of Material Events.

Borrower shall promptly inform Fannie Mae in writing of any of the following (and shall deliver to Fannie Mae copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Borrower has or obtains actual knowledge:

(a) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;

(b) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which (A) would have a Material Adverse Effect on Borrower or any EQR Party, or (B) would have a Material Adverse Impact;

(c) Legal Proceedings. The commencement or written threat of, or amendment to, any proceedings by or against any EQR Party in any Federal, state or local court or before any Governmental Authority (including any tax audit), or before any arbitrator, in which parties adverse to any EQR Party have a reasonable chance of prevailing and which if adversely determined would have, or at the time of determination may reasonably be expected to have, (A) a Material Adverse Effect on any EQR Party, or (B) a Material Adverse Impact and the results of any such tax audit;

(d) Bankruptcy Proceedings. The commencement of any proceedings by or against any EQR Party under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

(e) Regulatory Supervision or Penalty. The receipt of notice from any Governmental Authority having jurisdiction over any EQR Party that (A) such EQR Party is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of such EQR Party’s respective business or the operation of the Mortgaged Properties is to be suspended or revoked, where such suspension or revocation would have a Material Adverse Effect on such EQR Party, or (C) such EQR Party is to cease and desist any practice, procedure or policy employed by such EQR Party, as the case may be, in the conduct of its business, and such cessation would have a Material Adverse Effect on such EQR Party;

(f) Environmental Claim. The receipt of notice from any Governmental Authority or other Person relating to any Environmental Claim involving Borrower or any of its assets, including the Mortgaged Properties and which represents, in Borrower’s reasonable judgment, a liability, contingent or otherwise, which exceeds $100,000 with respect to any Mortgaged Property;

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(g) Material Adverse Effects. The occurrence of any act, omission, change or event which has a Material Adverse Effect on any EQR Party, subsequent to the date of the most recent audited financial statements of ERPOP or EQR delivered to Fannie Mae pursuant to Section 6.03;

(h) Accounting Changes. Any material change in Borrower’s accounting policies or financial reporting practices, unless otherwise disclosed by EQR or ERPOP in a 10-K or other filing;

(i) Trade Creditor Defaults. The failure of Borrower to pay after a final adjudication any trade liability in excess of $100,000 to any Person.

The notice requirements set forth in subsections (b), (c), (d), (e) and (g) above shall be deemed satisfied upon the delivery of EQR’s Form 10-K, Form 10-Q or any other public filing relating to and highlighting such matters upon such delivery.

Section 6.08.	Compliance with Applicable Laws.

Each Collateral Pool Borrower shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property in such Collateral Pool or any part of any Mortgaged Property in such Collateral Pool or requiring any alterations, repairs or improvements to any Mortgaged Property in such Collateral Pool. The applicable Collateral Pool Borrower shall comply with all written notices from Governmental Authorities.

Section 6.09.	Alterations to the Mortgaged Properties.

Except as otherwise provided in the Loan Documents, Owner shall have the right to undertake any alteration, improvement, demolition, removal, or construction (collectively, “Alterations”) to any Mortgaged Property without the prior consent of Fannie Mae; provided, however, that in any case, no such Alterations shall be made to any Mortgaged Property without the prior written consent of Fannie Mae if (i) such Alterations would reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a Multifamily Residential Property in substantially the same manner in which it is being operated on the Effective Date or in relation to any Substitute Mortgaged Property on the date such property became Collateral, (ii) the construction of such Alterations could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to 5% or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (iii) such Alterations will be completed in more than 12 months from the date of commencement or in the last year of the term of the applicable Collateral Pool Loan. Notwithstanding the foregoing, Borrower must obtain Fannie Mae’s prior written consent (which shall not be unreasonably withheld or delayed) to construct Alterations with respect to the Mortgaged Property costing in excess of $350,000; provided, however, the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by Borrower as part of Borrower’s routine maintenance and repair of the Mortgaged Properties as required under this Agreement or by the Loan Documents or repairs or capital improvements specifically required under any Loan Documents.

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Section 6.10.	Loan Document Taxes.

If any tax, assessment or Imposition (other than an income tax, franchise tax or excise tax imposed on or measured by, the net income or capital (including branch profits tax) of Fannie Mae (or any transferee or assignee thereof, including a participation holder)) (“Loan Document Taxes”) is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein upon any of the Loan Documents and the Guaranty or the obligations secured thereby, the interest of Fannie Mae in the Mortgaged Properties, or Fannie Mae by reason of or as holder of the Loan Documents and the Guaranty, the applicable Collateral Pool Borrower shall pay all such Loan Document Taxes to, for, or on account of Fannie Mae (or provide funds to Fannie Mae for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to Fannie Mae, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to Fannie Mae may prohibit the applicable Collateral Pool Borrower from paying the Loan Document Taxes to or for Fannie Mae, such Borrower shall enter into such further instruments as may be permitted by law to obligate such Borrower to pay such Loan Document Taxes.

Section 6.11.	Further Assurances.

Each Collateral Pool Borrower, at the request of Fannie Mae, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Fannie Mae from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents for such Collateral Pool or to subject the Collateral to the lien and security interests of the Loan Documents for such Collateral Pool or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents for such Collateral Pool or in order to exercise or enforce its rights under the Loan Documents for such Collateral Pool.

Section 6.12.	Ownership.

At all times during the Term of this Agreement:

(a) Each Borrower (other than Alban Towers, L.L.C., a District of Columbia limited liability company) shall be a Delaware limited liability company or Delaware limited partnership.

(b) The managing or sole member or managing or sole general partner of each Borrower that is not a Tax Protected Asset Borrower shall be ERPOP or a Delaware limited liability company, a Delaware limited partnership or a Delaware or Illinois corporation at least ninety-nine percent (99%) owned (exclusive of preferred unit interests existing on the Effective Date), directly or indirectly, by ERPOP, and the day to day operation of each Borrower shall be controlled, directly or indirectly, by ERPOP (provided, however, that if Ownership Interests of a Borrower are the subject of a Tax-Free Exchange Transfer that complies with Section 6.20, such Ownership Interests may be owned by an EAT until the Outside Transfer Date, subject to the provisions of Section 6.20 and Section 8(h) of the Guaranty).

(c) (i) A wholly-owned and Controlled direct or indirect subsidiary of ERPOP shall be the sole general partner of Lexford Partnership, (ii) ERPOP shall exclusively control the management and decisions of each Person that owns, directly or indirectly, a Tax Protected Asset Borrower with respect to any property that is a Mortgaged Property or is otherwise a part of the Collateral; (iii) ERPOP shall own, directly or indirectly, at least fifty-one percent (51%) of the Ownership Interests of each Tax Protected Asset Borrower; and (iv) ERPOP, or a Person that is 100% owned (directly or indirectly) by ERPOP, shall be entitled to receive substantially all of the distributions of each Tax Protected Asset Borrower’s profits, capital proceeds and other assets.

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Section 6.13.	Limitations on Transfer.

(a) Definitions. The following terms have the respective meanings set forth below:

“Transfer” (a) as to real property and other assets means a sale, assignment, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in such real property and/or assets, or any portion thereof, and (b) as to any Person means (i) a sale, assignment, pledge, transfer or other disposition of any direct or indirect Ownership Interest in such Person, or (ii) the issuance or other creation of any new direct or indirect Ownership Interest in such Person, or (iii) a merger or consolidation of such Person into another entity or of another entity into such Person, or (iv) the reconstitution of such Person from one type of entity to another type of entity.

A “Change of Control” shall mean the earliest to occur of: (a) the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 40% of the total Voting Equity Capital of EQR then outstanding, or (b) the date on which EQR shall cease for any reason to be a general partner with sole authority to manage the day to day business of ERPOP, or (c) the date on which EQR shall cease for any reason to own, directly or indirectly, 100% of the Ownership Interest in each Borrower (provided, however, that a Change of Control shall not be deemed to have occurred if ERPOP does not own, directly or indirectly, 100% of a Tax Protected Asset Borrower, so long as the requirements of Section 6.12 continue to be satisfied at all times during the Term of this Agreement with respect to such Tax Protected Asset Borrower), or (d) the replacement (other than solely by reason of retirement at age sixty-two or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or trustees, if applicable) of the members of the board of directors (or trustees, if applicable) of EQR over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of EQR then still in office who either were members of such board of directors (or trustees, if applicable) at the beginning of such one-year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved, or (e) the date on which EQR shall cease to directly or indirectly Control any Borrower.

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“Control” (or any variation of such term) of one entity (the “controlled entity”) by another (the “controlling entity”) means that the controlling entity has the power and authority, directly or indirectly, to direct or cause the direction of the management and policies of the controlled entity, by contract or otherwise.

An “Acquiring Person” shall mean a “person” or “group of persons” within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

“Security” shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

“Voting Equity Capital” shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

(b) Acceleration of the Loan Upon Transfers of a Mortgaged Property or Significant Interests. Subject to paragraph (c) hereof, Fannie Mae may, at Fannie Mae’s option, declare an Event of Default if, without Fannie Mae’s prior written consent, any of the following shall occur:

(i) a Transfer of all or any part of any Mortgaged Property or any interest in the Mortgaged Property;

(ii) a Transfer of any Ownership Interest in Borrower;

(iii) a Transfer of any Ownership Interest in ERPOP so that immediately after such Transfer either (a) EQR owns less than 50% of the partnership interests in ERPOP or (b) 50% or more of the partnership interests in ERPOP are pledged or otherwise encumbered; or

(iv) a Change of Control.

Fannie Mae shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 6.13.

(c) No Acceleration of the Loan For Transfers Caused By Certain Events. Notwithstanding the foregoing provisions of this covenant, the occurrence of any of the following events shall not constitute an Event of Default under this Agreement, notwithstanding any provision of this Section to the contrary:

(i) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person who is the owner of an indirect Ownership Interest in Borrower;

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(ii) The grant of a leasehold interest in individual dwelling units for a term of two years or less or the grant of a leasehold interest to a commercial tenant entered into pursuant to the terms and conditions of the Loan Documents;

(iii) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents;

(iv) The creation of a judgment lien or a mechanic’s or materialmen’s lien against the Mortgaged Property which is released of record, insured or bonded over or otherwise remedied to Fannie Mae’s satisfaction, within 30 days of the date of creation (in the case of a judgment lien) or recordation (in the case of a mechanic’s or materialmen’s lien);

(v) The grant of an easement, if prior to the granting of the easement Borrower causes to be submitted to Fannie Mae all information required by Fannie Mae to evaluate the easement, and if Fannie Mae determines that the easement will not materially and adversely affect the operation or value of the Mortgaged Property or Fannie Mae’s interest in the Mortgaged Property and Borrower pays to Fannie Mae, on demand, all costs and expenses incurred by Fannie Mae in connection with reviewing Borrower’s request. Fannie Mae shall not unreasonably withhold its consent to (a) the grant of a utility easement serving the Mortgaged Property to a publicly operated utility, or (b) the grant of an easement related to expansion or widening of roadways, provided that such easement is in form and substance reasonably acceptable to Fannie Mae and does not materially and adversely affect the access, use or marketability of the Mortgaged Property. Fannie Mae shall consent to the granting of any easement or the sale of small portion of the Mortgaged Property where (i) such easement or sale is between Borrower and an adjacent property owner, utility or local, state or federal governmental entity; (ii) the granting of such easement or sale does not materially affect Borrower’s access to the Mortgaged Property or the use of any easements or amenities which benefit the Mortgaged Property; (iii) the granting of such easement or sale does not result in the loss of the use of any units; and (iv) the consideration paid to Borrower (which consideration may be retained by Borrower as provided in the following sentence) is less than the lesser of 10% of the value of the Mortgaged Property (as determined at loan origination) or $250,000. So long as no Event of Default exists, Borrower may retain any compensation received from the easement holder or the land purchaser for its own accounts (provided such consideration is less than the lesser of 10% of the value of the Mortgaged Property (as determined at loan origination) or $250,000) so long as Borrower promptly repairs any damage covered by such easement or property grant. Fannie Mae shall promptly execute all release deeds and easement agreements that comply with the foregoing requirements. Borrower shall be responsible for preparing all such documents and shall pay on demand any reasonable, out-of-pocket costs incurred by Fannie Mae in its review. Fannie Mae’s consent also shall not be required for the granting of an easement, or the entering into of any other use or access agreement (an “Ancillary Service Agreement”), if: (u) such Ancillary Service Agreement is with a cable television, communications, internet or other data or information supplier; (v) such Ancillary Service Agreement contains a subordination to the applicable Security Instrument in the form attached hereto as Exhibit S, the service provider under such Ancillary Service Agreement executes and delivers a subordination, non-disturbance and attornment agreement substantially in the form

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attached hereto as Exhibit S, or such service provider and Fannie Mae execute and deliver a mutually acceptable subordination, non-disturbance and attornment agreement (Fannie Mae agrees to negotiate such agreement in good faith and with reasonable promptness); (w) such Ancillary Service Agreement shall be a commercially reasonable, arms-length transaction; (x) no material disruption of income or material reduction in Gross Cash Flow shall occur on any Mortgaged Property due to the performance and enforcement of such Ancillary Service Agreement; (y) such Ancillary Service Agreement shall provide that the service provider shall, upon receipt of a written request from Fannie Mae after the occurrence of an Event of Default under the Security Agreement, pay all amounts, if any, payable under the Ancillary Service Agreement to Fannie Mae; and (z) upon Fannie Mae’s request, Borrower shall deliver to Fannie Mae a fully-executed copy of any such Ancillary Service Agreement not previously delivered to Fannie Mae;

(vi) The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interests or other forms of securities in EQR or OERPOP, and the issuance of all varieties of convertible debt, equity and other similar securities of EQR or ERPOP, and the subsequent Transfer of such securities; provided, however, that no Change of Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities;

(vii) The issuance by EQR or ERPOP of additional common stock, limited partnership interests or other beneficial or ownership interests, convertible debt, equity and other similar securities, and the subsequent Transfer of such convertible debt or securities; provided, however, that no Change of Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities;

(viii) The merger or consolidation of EQR into another Person (the “Surviving REIT”) shall not constitute a Change of Control or other Event of Default so long as (i) no Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 40% of the total Voting Equity Capital of the Surviving REIT then outstanding; (ii) the Surviving REIT shall be a general partner of ERPOP or the “Surviving Operating Partnership” (as defined below), as the case may be, with sole authority to manage the day to day business of ERPOP or the Surviving Operating Partnership, as the case may be, and (iii) no more than 50% (or such lesser percentage as is required for decision-making by the board of directors or trustees, if applicable) of the members of the board of directors or trustees, if applicable, of the Surviving REIT are different than the members of the board of directors of EQR on the date which is one year prior to the date on which the merger or consolidation is consummated (other than changes solely by reason of retirement at age sixty-two or older, death or disability), where such change shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of EQR then still in office who were members of EQR’s board of directors (or trustees, if applicable) at the beginning of such one-year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved; provided, however, that if the merger or consolidation involves a series of integrated transactions, then such transactions must be completed within a 90-day period, and, in such case, compliance with conditions (i) through (iv) shall be measured solely upon the full consummation of the merger or consolidation, and further provided that such

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merger or consolidation does not effect a dissolution of Borrower. If any of the conditions in clauses (i) through (iv) are not complied with, such merger or consolidation shall constitute a Change of Control. For purposes of this Agreement, the Surviving REIT shall be considered EQR from and after the date on which the merger or consolidation is consummated. The merger or consolidation of ERPOP into another Person (the “Surviving Operating Partnership”) shall not constitute a Change of Control or other Event of Default so long as it does not effect a Change of Control under the provisions of this paragraph (8); or

(ix) A Transfer to the extent it constitutes a Permitted Lien;

(x) A Transfer pursuant to Section 6.13(d) below;

(xi) Any Transfer of direct or indirect interests in Lexford Partnership, provided that the requirements of Section 6.12(c) remain satisfied at all times during the Term of this Agreement; or

(xii) Any Transfer by virtue of a Tax-Free Pledge.

Section 6.14.	Consent to Prohibited Transfers.

Fannie Mae may, in its sole discretion, consent to a Transfer that would otherwise violate this Section 6.13 if, prior to the Transfer, the relevant Borrower Party has satisfied each of the following requirements:

(a) the submission to Fannie Mae of all information required by Fannie Mae to make the determination required by Section 6.13;

(b) the absence of any Event of Default;

(c) neither transferee nor guarantor is directly or indirectly owned by nor is a Prohibited Person and each meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Fannie Mae and the transferee and the organization of the transferee) customarily applied by Fannie Mae at the time of the proposed Transfer to the approval of borrowers or guarantors, as the case may be, in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on Multifamily Residential Properties;

(d) if transferor or any other person has obligations under any Loan Documents, the execution by the transferee or one (1) or more individuals or entities acceptable to Fannie Mae of an assumption agreement that is acceptable to Fannie Mae and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Fannie Mae;

(e) in the case of a Transfer of direct or indirect Ownership Interests in Borrower Party, as the case may be, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee or one (1) or more individuals or entities

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acceptable to Fannie Mae of an assumption agreement that is acceptable to Fannie Mae and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Fannie Mae;

(f) in the event such Transfer of direct or indirect Ownership Interests in Borrower, IDOT Guarantor or Guarantor results in (1) a Change of Control or (2) a Transfer of a Mortgaged Property, such Transfer must include all Mortgaged Properties in a Collateral Pool;

(g) Fannie Mae’s receipt of all of the following:

(i) in the case of a Transfer or assumption of an entire Collateral Pool or Pools, but not the Transfer or full assumption of the Credit Facility, a transfer fee equal to one percent (1%) of the Loans Outstanding under such Collateral Pool or Pools immediately prior to the Transfer, and in all other cases, a transfer fee equal to 25 basis points (0.25%) of the Loans Outstanding under this Agreement immediately prior to the Transfer.

(ii) Borrower shall reimburse on demand Fannie Mae for all of Fannie Mae’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request.

(h) Fannie Mae determines that the Transfer shall not result in a “significant modification,” as defined under applicable Treasury Regulations, of any Loan that has been securitized in an MBS.

Section 6.15.	Change in Senior Management.

Borrower shall give Fannie Mae notice of any change in the identity of Senior Management within ten (10) Business Days of the occurrence thereof; provided, however, that the notice requirements set forth in this Section 6.15 shall be deemed satisfied to the extent that Borrower has delivered to Fannie Mae a Form 10-K, 10-Q, 8-K or other applicable public filing for ERPOP and/or EQR relating to and highlighting the applicable change in Senior Management.

Section 6.16.	Date-Down Endorsements.

At any time and from time to time, a Fannie Mae may obtain an endorsement to each Title Insurance Policy containing a Revolving Credit Endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement. The applicable Collateral Pool Borrower shall pay for the cost and expenses incurred by Fannie Mae to the Title Company in obtaining such endorsement, provided that, for each Title Insurance Policy, it shall not be liable to pay for more than one (1) such endorsement in any consecutive twelve (12) month period (including if such Borrower has paid for such endorsements in connection with a Substitution or Release).

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Section 6.17.	Ownership of Mortgaged Properties.

Applicable Borrower shall be the sole owner of its Mortgaged Properties free and clear of any Liens other than Permitted Liens.

Section 6.18.	Change in Property Manager.

Borrower shall give Fannie Mae notice of any change in the identity of the Property Manager of the Mortgaged Property, and no such change shall be made without the prior consent of Fannie Mae, which shall not be unreasonably withheld, conditioned or delayed based on the criteria for approval of Property Managers as required by Fannie Mae for similar loans anticipated to be purchased by Fannie Mae. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower may change the Property Manager to an Affiliate of Borrower, or to any wholly-owned subsidiary of EQR, ERPOP, the Surviving REIT or the Surviving Operating Partnership, without prior consent of Fannie Mae, provided Borrower gives Fannie Mae prior written notice of such change. As of the date hereof, Equity Residential Management, L.L.C., a Delaware limited liability company (“Manager LLC”) is hereby approved as the Property Manager.

Section 6.19.	ADA Litigation.

Borrower acknowledges that that certain lawsuit styled The Equal Rights Center v. Equity Residential and ERP Operating Limited Partnership (United States District Court for the District of Maryland, Case No. CCB-06-1060) (the “ADA Litigation”) identifies various properties, owned by Borrower or other entities affiliated with EQR, as having potential construction/design violations under the Fair Housing Act and the Americans with Disabilities Act. Borrower shall abide by all terms, provisions, requirements and conditions resulting from a final adjudication, settlement, resolution or other disposition of the ADA Litigation.

Section 6.20.	Tax-Free Exchange Transfers.

(a) Definitions. As used in this Section 6.20:

“Call/Put Option” means the unconditional right of an Ultimate Owner to acquire all of the Ownership Interests in a Borrower from an EAT, or the unconditional right of an EAT to sell all of the Ownership Interests in a Borrower to an Ultimate Owner, at any time from the Effective Date until the Outside Transfer Date or thereafter.

“EAT” means, individually or collectively, an “exchange accommodation titleholder” as that term is used in Rev. Proc. 2000-37 and/or an entity that is wholly-owned by such exchange accommodation title holder and that is disregarded as an entity separate from such exchange accommodation titleholder for federal income tax purposes.

“QEA Documents” means, collectively, a qualified exchange accommodation agreement and any and all other documentation executed in connection with a proposed tax-free exchange of a Mortgaged Property, or any direct or indirect interest in a Borrower, after the Effective Date.

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“Outside Transfer Date” means the day that is that later of (i) one hundred eighty five (185) days after the Effective Date or (ii) such later date as may apply in the event of a “Presidentially Declared Disaster” pursuant to Section 17 of the Revenue Procedure 2007-56.

“Tax-Free Exchange Transfer” means a one-time Transfer by an EAT to an Ultimate Owner of all (but not less than all) of the Ownership Interests in a Borrower for the purpose of completing a so-called “reverse exchange” in accordance with Rev. Proc. 2000-37 or for the purpose of cancelling a so-called “parking arrangement” established on the Effective Date to facilitate a so-called “reverse exchange” in accordance with Rev. Proc. 2000-37.

“Tax-Free Note” means, with respect to each Borrower that is owned by an EAT, a promissory note issued by such EAT to ERPOP and secured by a Tax-Free Pledge of the Ownership Interests in such Borrower, which is to be repaid on consummation of the Tax-Free Exchange Transfer with respect to such Borrower.

“Tax-Free Pledge” means a pledge by an EAT or all of the Ownership Interests in a Borrower to secure the obligations of the EAT to ERPOP pursuant to the associated Tax-Free Note.

“Transfer Documentation” means the form of documentation intended to effect the proposed Tax Free Exchange Transfer, including but not limited to assignments of Ownership Interests from EAT to Ultimate Owner.

“Ultimate Owner” means, individually or collectively: (a) ERPOP, (b) EQR, or (c) another entity that is approved by Fannie Mae and that is wholly-owned, directly or indirectly, by ERPOP and/or EQR, and that has entered into QEA Documents with an EAT in form and substance approved by Fannie Mae.

(b) EAT Ownership Permitted. Notwithstanding any provision of this Article 6 or any provision of the Security Instrument to the contrary, the direct ownership by an EAT of 100% of a Borrower’s Ownership Interests shall not constitute a Change of Control, so long as:

(i) such EAT has been approved by Fannie Mae and has entered into QEA Documents, the form and substance of which have been approved by Fannie Mae, with an Ultimate Owner;

(ii) a Tax-Free Exchange Transfer of such Ownership Interests occurs prior to the Outside Transfer Date in accordance with the provisions of this Section 6.20; and

(iii) EQR or a Person that is 100% owned and Controlled by EQR is the lessee under a lease pursuant to which such lessee is entitled to beneficial ownership and control over such Borrower’s Mortgaged Property.

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(c) Transfer Permitted. Notwithstanding any provision of this Article 6 or any provision of the Security Instrument to the contrary, a Tax-Free Exchange Transfer shall not constitute an Event of Default, subject to the following terms and conditions:

(i) Borrower shall provide Fannie Mae with not fewer than ten (10) days prior written notice of each proposed Tax-Free Exchange Transfer, which notice must be accompanied by copies of the form of all Transfer Documentation;

(ii) Borrower shall obtain Fannie Mae’s approval of the form and substance of all Transfer Documentation;

(iii) At the time of the proposed Tax-Free Exchange Transfer, no Event of Default or Potential Event of Default shall have occurred or be continuing;

(iv) Borrower shall pay to Fannie Mae the cost of all title searches, title insurance and recording costs, and all out of pocket costs of Fannie Mae related to the Tax-Free Exchange Transfer, to the extent required;

(v) Borrower shall reaffirm in writing its obligations under the Note, this Agreement, the applicable Security Instrument, and the other Loan Documents and the Guaranty, and shall acknowledge and confirm that each such document remains in full force and effect, by executing a confirmation of such obligations in form satisfactory to Fannie Mae simultaneously with the completion of each Tax-Free Exchange Transfer;

(vi) Borrower shall provide Fannie Mae with confirmation of the termination, effective simultaneously with each Tax-Free Exchange Transfer, of any lease or other agreement between EAT and Ultimate Owner with respect to the use, occupancy or beneficial ownership of the applicable Mortgaged Property; provided, however, that if such lease provides for automatic termination upon consummation of the Tax-Free Exchange Transfer of the affected Mortgaged Property, such confirmation shall not be necessary but Borrower shall deliver to Fannie Mae promptly upon request such written confirmation or other assurances from the EAT that such lease has terminated);

(vii) All Tax-Free Exchange Transfers must occur on or prior to the Outside Transfer Date;

(viii) Borrower, and any general partner of a Borrower that is a limited partnership, shall at all times be a Single Purpose entity, and the Organizational Documents of each EAT that holds Ownership Interests in a Borrower shall not be amended without the prior written consent of Fannie Mae;

(ix) concurrently with the effectiveness of each Tax-Free Exchange Transfer, the applicable Borrower Organizational Documents shall be amended and restated to conform to the form of Organizational Documents approved by Fannie Mae as of the Effective Date for the Borrowers whose Ownership Interests are owned (directly or indirectly) by Guarantor as of the Effective Date, such amended and restated Organizational Documents to be in form approved by Fannie Mae prior to the applicable Tax-Free Exchange Transfer or otherwise reasonable acceptable to Fannie Mae;

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(x) Borrower shall not permit any amendment to the QEA Documents, or the execution of any new QEA Document, unless the form of such amendment or such new QEA Document has been approved by Fannie Mae; and

(xi) Borrower shall provide to Fannie Mae fully-executed copies of the Transfer Documentation not later than two (2) Business Days following completion of the applicable Tax-Free Exchange Transfer.

Section 6.21.	Single Purpose Entity.

Each Borrower shall maintain itself as a Single Purpose entity.

Section 6.22.	Non-Residential Leases.

(a) So long as no Event of Default exists under this Agreement or any Security Instrument, Borrower may (i) renew commercial leases, and (ii) lease or use for non-residential use (a) any non-residential portion of the Mortgaged Property; and (b) residential units, not exceeding five (5) of the units of the Mortgaged Property, for services associated with the use of the Mortgaged Property as a multifamily property including, without limitation, Borrower may enter into laundry leases (collectively, “Non-Residential Leases”); provided, that (u) such Non-Residential Lease contains a subordination to the applicable Security Interest in form previously approved by Fannie Mae, (v) the lessee under any Non-Residential Lease that is 5% or more of the gross rental income executes and delivers a subordination, non-disturbance and attornment agreement substantially in the form previously approved by Fannie Mae, or such lessee and Fannie Mae execute and deliver a mutually acceptable subordination, non-disturbance and attornment agreement (Fannie Mae agrees to negotiate such agreement in good faith and with reasonable promptness); (w) such Non-Residential Lease shall be a commercially reasonable, arms-length transaction; (x) no material disruption of income or material reduction in Gross Revenues shall occur on any Mortgaged Property due to the performance and enforcement of such Non-Residential Lease; (y) such Non-Residential Lease shall provide that the lessee shall, upon receipt of a written request from Fannie Mae after the occurrence of an Event of Default under the Security Instrument, pay all rents payable under the Non-Residential Lease to Fannie Mae; and (z) upon Fannie Mae’s request, Borrower shall deliver to Fannie Mae a fully-executed copy of any such Non-Residential Lease not previously delivered to Fannie Mae. The rights of Borrower set forth in this subsection shall be in addition to the rights of Borrower set forth in Section 6.13(c)(5) above.

(b) Borrower shall use commercially reasonable efforts to obtain and deliver to Fannie Mae an estoppel certificate with respect to each non-Residential Lease, each recorded instrument of covenants, conditions and restrictions, and each ground lease identified on Exhibit Q, and (b) a subordination, non-disturbance and attornment agreement with respect to each non-Residential Lease identified on Exhibit Q, each in a form previously approved by Fannie Mae.

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Section 6.23.	Reserved.

Section 6.24.	Springing Member.

Borrower shall provide written notice to Fannie Mae promptly of any change in a Borrower’s springing member.

Section 6.25.	Reserved.

Section 6.26.	Reserved.

Section 6.27.	Condemnation.

(a) Borrower shall promptly notify Fannie Mae of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect. Borrower shall appear and prosecute or defend any action or proceeding relating to any Condemnation unless during the existence of an Event of Default or otherwise directed by Fannie Mae in writing. Borrower authorizes Fannie Mae to appear in Fannie Mae’s name, in any action or proceeding relating to any Condemnation and, during the existence of an Event of Default or to the extent the damages from taking, Condemnation or conveyance in lieu exceeds $350,000.00, to commence, prosecute, settle or compromise any claim in connection with any condemnation; provided, however, that if no apartment units have been lost due to the taking, condemnation or conveyance in lieu thereof, the use or operation of the Mortgaged Property has not been materially altered or impaired, and the award or payment (net of Borrower’s and Fannie Mae’s costs) does not exceed $350,000.00, and there is no existing Event of Default, Borrower shall be entitled to retain such award or payment and apply it to the costs of restoring the Mortgaged Property (if feasible) and then retain any amount remaining for its own account. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 6.27 shall require Fannie Mae to incur any expense or take any action. Except as otherwise set forth herein, Borrower hereby transfers and assigns to Fannie Mae all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

(b) Except as provided in Section 6.27(a), Fannie Mae may apply such awards or proceeds, after the deduction of Fannie Mae’s expenses incurred in the collection of such amounts, to the Restoration (defined below) or repair of the Mortgaged Property or to the payment of the Indebtedness relating to the applicable Collateral Pool, with the balance, if any, to Borrower. Notwithstanding anything to the contrary set forth in this Agreement, the Note, or any other Loan Document, if (i) no Event of Default exists, (ii) Fannie Mae determines, in its discretion, that there will be sufficient funds to complete Restoration (provided that Borrower may pledge cash collateral and/or pledge Permitted Investments, or may post a Letter of Credit in accordance with the requirements of subsections (c), (d) and (e) of this Section 6.27 to cover any deficiency), and (iii) such condemnation does not occur during the last two (2) years of the term of the Note relating to the applicable Collateral Pool, Fannie Mae shall permit such proceeds or awards to be used for Restoration. Unless Fannie Mae otherwise agrees in writing, any

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application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of the Security Instrument or any Collateral Agreement. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Fannie Mae may require.

(c) Until the earliest of (i) completion of Restoration in accordance with the terms of this Agreement, or (ii) the date that Fannie Mae fully draws on the Letter of Credit as permitted by this Agreement, or (iii) the Rating Requirements are no longer satisfied, Borrower shall renew, amend or replace, as applicable, the Letter of Credit in accordance with the terms of this Agreement, to ensure that the Letter of Credit remains in effect, meets the Rating Requirements, and does not expire or shall provide cash to Fannie Mae in the amount that would have been required at the time if Borrower had not elected to furnish the Letter of Credit within 10 days of the Rating Requirements not being satisfied or at least 15 days prior to the date the Letter of Credit matures or terminates. Fannie Mae shall return the Letter of Credit, or the proceeds of any draws on such Letter of Credit (less all amounts which have been applied by Fannie Mae pursuant to the terms hereof) to Borrower within five (5) business days after the date on which Fannie Mae releases the lien of the Security Instrument or, provided, no Events of Default exists at the time, within five (5) business days after the completion of Restoration in accordance with the terms hereof, as applicable. Borrower shall, promptly after receipt of notice from Fannie Mae, deliver to Fannie Mae an amendment or replacement of the Letter of Credit, if Fannie Mae determines the same is required in order to ensure that there will be sufficient funds to complete Restoration. In the event Restoration has not been completed, at least 15 days prior to the expiration date of the Letter of Credit, Borrower shall either (i) cause the Letter of Credit to be amended to extend its expiration date, (ii) furnish a replacement Letter of Credit or (iii) provide cash to Fannie Mae in the amount which would have been required at the time if Borrower had not elected to furnish the Letter of Credit.

(d) If Borrower does not provide an amendment to, or replacement of, the Letter of Credit when required pursuant to paragraph (c) above or provide the amount of cash referenced in paragraph (c) above, Fannie Mae shall demand or draw the full amount of the Letter of Credit and hold and apply the proceeds as permitted hereunder in which case no Event of Default shall be deemed to exist by virtue of Borrower’s failure to comply with said paragraph (c). If an Event of Default has occurred and is continuing Fannie Mae may apply the proceeds of the Letter of Credit pursuant to Section 6.27(e) of this Agreement. Nothing in this Section 6.27 shall obligate Fannie Mae to apply all or any portion of the proceeds of the Letter of Credit to cure any default under the Loan Documents or to reduce the indebtedness evidenced by the Note. No application of proceeds of the Letter of Credit by Fannie Mae shall be deemed to cure any default.

(e) Provided no Event of Default exists, after Fannie Mae has drawn on the Letter of Credit, but prior to application of proceeds, Fannie Mae may, but is not obligated to, permit Borrower to provide a replacement Letter of Credit that complies with all the requirements of this Section, in which case Fannie Mae shall return the proceeds of the demand or draw to Borrower, less Fannie Mae’s reasonable, out-of-pocket costs and expenses (including reasonable, out-of-pocket attorneys’ fees and expenses). If Fannie Mae draws on the Letter of Credit and holds the proceeds under this Agreement, such funds shall be held by Fannie Mae in escrow pursuant to Section 7(b) of the Security Instrument. Fannie Mae shall only draw on the

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Letter of Credit upon any default under any of the Loan Documents or as otherwise permitted this Section 6.27, but in any event Fannie Mae shall have no obligation to make a demand on the a draw on the Letter of Credit or apply the proceeds of any draw on the Letter of Credit to cure a default under the Loan Documents. Fannie Mae may hold the Letter of Credit or the proceeds of any Letter of Credit until the date for return as determined pursuant to subsection (c) of this Section 6.27, or apply all or any portion of the proceeds as permitted by this Agreement or any of the Loan Documents and hold any remaining proceeds until the date for return determined under subsection (c) of this Section 6.27.

Section 6.28.	Insurance.

(a) Borrower shall maintain All Risk property insurance, builder’s risk coverage, where and when applicable, general boiler and machinery coverage, business income coverage, workers compensation insurance and commercial general liability insurance with financially sound and reputable insurance companies or associations reasonably satisfactory to Fannie Mae pursuant to the Underwriting and Servicing Requirements and, except as provided below with respect to Deductibles (“Deductible” shall mean any deductible under any insurance policy and any self-retention or self-insurance mechanism), in such amounts and covering such risks (subject to the provisions of subsection (d) below) that are usually carried by companies engaging in similar businesses and owning similar properties in the same general areas in which the Borrower and EQR operate. If any of the Mortgaged Properties are located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Mortgaged Properties against loss by flood. On an annual basis, the Borrower will initiate a discussion with Fannie Mae regarding the scope, coverages, Deductibles, self-insurance, exclusions and carriers of and relating to any such renewal policy.

(b) All premiums on insurance policies required under Section 6.28(a) shall be paid in the manner provided in Section 7 of the Security Instrument, unless Fannie Mae has designated in writing another method of payment. All such policies shall be in a form reasonably approved by Fannie Mae. Annually Borrower shall provide to Fannie Mae the comprehensive summaries of their insurance program which are provided to the senior management of ERPOP and EQR at the same time such summaries are provided to such senior management. Upon receipt by Borrower, Borrower shall promptly deliver to Fannie Mae a copy of the insurance binder and, thereafter, a duplicate original or a certified copy of the insurance policy. Fannie Mae shall have the right to hold the duplicate original or certified copy of the primary lead policies of all insurance required by Section 6.28(a). Borrower shall promptly deliver to Fannie Mae a copy of all renewal, cancellation and other material notices received by Borrower with respect to the policies and all receipts for paid premiums. Upon receipt by Borrower, Borrower shall promptly deliver to Fannie Mae a duplicate original or a certified copy of the primary lead renewal policy in form reasonably satisfactory to Fannie Mae. Upon written request by Fannie Mae for any other insurance policies, Borrower shall provide Fannie Mae with copies of such policies within five (5) days. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Fannie Mae.

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(c) All insurance policies and renewals of insurance policies required by this Section 6.28 shall be in amounts sufficient, together with payment by Borrower or ERPOP of the Deductible (as reasonably determined by Borrower, subject however to the provisions of this subsection), to cover 100% of the replacement cost of the Mortgaged Property (or the allocated loan amount, if less). In respect of the renewal policy in effect on the date hereof, ERPOP shall guarantee to Fannie Mae under the Guaranty the Borrower’s obligation to pay any Deductible or self-insurance under the insurance policies (the “Existing Deductible”). Borrower and Fannie Mae shall consult with each other to determine the amount of the insurance Deductible applicable to any renewal insurance policy (the “New Deductible”). In the event that Borrower and Fannie Mae cannot agree on the amount of the New Deductible, then ERPOP will guarantee to Fannie Mae under the Guaranty the difference by which the New Deductible exceeds the Deductible that Fannie Mae would otherwise require (but for the provisions of this subsection) as evidenced in a written notice by Fannie Mae to Borrower (the “Deductible Spread”).

The Deductible Spread guaranteed under the Guaranty may not exceed $12 million or such larger other amount agreed upon by Fannie Mae in its discretion (the “Maximum Amount”). In the event the Deductible Spread exceeds the Maximum Amount, Borrower shall provide to Fannie Mae Additional Collateral or other collateral approved by Fannie Mae in its discretion, in any case in an aggregate amount determined by Fannie Mae in its reasonable discretion and shall provide any legal opinions required by Fannie Mae. Notwithstanding the above, in the event that the credit rating of the long-term unsecured debt of ERPOP assigned by Moody’s or Standard & Poor’s falls below Baa3 or BBB- respectively (a “Downgrade Event”), Borrower shall provide and maintain a Letter of Credit (or provide for the required Deductible in the policy or provide for other collateral acceptable to Fannie Mae in its discretion) to Fannie Mae with an available amount determined by Fannie Mae in its reasonable discretion with the intention of approximating the protection of the required New Deductible for the term of the insurance policy relating to the New Deductible and on terms and conditions satisfactory to Fannie Mae. Such Letter of Credit shall be provided to Fannie Mae within 45 days after the Downgrade Event.

Fannie Mae acknowledges and agrees that, (i) as of the date hereof, Borrower does not maintain insurance to cover mold-related matters that may affect any Mortgaged Property and (ii) after the date hereof, Borrower may not maintain insurance covering acts of terrorism that may affect any Mortgaged Property unless required pursuant to the provisions set forth below (such coverage described in clauses (i) and (ii) is individually and collectively, “Specialty Insurance”). Borrower agrees that it shall periodically consult, but in no event less than annually, with Fannie Mae to determine whether Borrower should obtain any Specialty Insurance; provided, however, that Fannie Mae shall have the right to require Borrower to obtain Specialty Insurance in the event that with respect to a Mortgaged Property or Mortgaged Properties Fannie Mae (i) reasonably determines that such Specialty Insurance is available at commercially reasonable rates, and (ii) is requiring the purchase of such Specialty Insurance by its borrowers owning similar properties in the same general areas in which the Borrower and EQR operate. Any Specialty Insurance coverage required by Fannie Mae pursuant to the preceding sentence shall take effect on the annual insurance renewal date of Borrower first occurring after the date of Fannie Mae’s determination. If Fannie Mae requires Borrower to obtain any Specialty Insurance, then in lieu of obtaining the required Specialty Insurance, Borrower shall have the right to furnish Fannie Mae with (i) an amendment to the Guaranty in

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form and substance satisfactory to Fannie Mae in which ERPOP guarantees Fannie Mae for any losses, costs and expenses or damages resulting from the failure of Borrower to obtain the required Specialty Insurance up to a maximum amount reasonably determined by Fannie Mae taking into account among other considerations Fannie Mae’s overall credit exposure to EQR and its Affiliates, the financial condition of EQR and its Affiliates, and Fannie Mae’s then existing policies relating to the purchase of Specialty Insurance as applied to companies owning similar properties in the same general areas in which the Borrower and EQR operate (the “Specialty Insurance Maximum Amount”), and (ii) for any amounts above the Specialty Insurance Maximum Amount, Additional Collateral or other collateral approved by Fannie Mae in its discretion in an amount reasonably determined by Fannie Mae with the intention of approximating the protection needed above the Specialty Insurance Maximum Amount for the term of the insurance policy relating to the required Specialty Insurance, and (iii) any legal opinions required by Fannie Mae. Upon the occurrence of a “Downgrade Event”, Borrower shall purchase the required Specialty Insurance, promptly but in no event in more than 45 days.

(d) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Agreement requires Borrower to maintain.

(e) In the event of casualty that materially damages six or more units of a Mortgaged Property, Borrower shall give immediate written notice to the insurance carrier and to Fannie Mae. During the existence of an Event of Default or to the extent the proceeds of such insurance exceed ten percent (10%) of the Allocable Loan Amount of a Mortgaged Property or $750,000.00, whichever is less, Borrower hereby authorizes and appoints Fannie Mae as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Fannie Mae’s expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 6.28 shall require Fannie Mae to incur any expense or take any action. To the extent (i) there is no existing Event of Default, or (ii) the proceeds do not exceed ten percent (10%) of the Allocable Loan Amount or $750,000.00, whichever is less, then Borrower may make proof of loss, adjust and compromise any claims without Fannie Mae’s consent and use such proceeds to restore or repair the Mortgaged Property subject to the conditions set forth in Section 6.28(f) hereof, and retain any remaining proceeds for its own account. If the proceeds exceed the threshold noted above, Fannie Mae may, at Fannie Mae’s option hold such proceeds to be used to reimburse the Borrower for the cost of restoring and repairing the Mortgaged Property to a condition at least equal to the condition of such Mortgaged Property immediately prior to such casualty or to a condition approved by Fannie Mae (the “Restoration”), or with the prior written consent of Borrower, which consent shall not be required if there is an existing Event of Default, or if the conditions as to the application of such funds for Restoration (or the substitution of a replacement property) as set forth in Section 6.28(f) hereof are not satisfied, apply such proceeds to the payment of the Obligations relating to the applicable Collateral Pool, whether or not then due. To the extent Fannie Mae agrees or is required to apply insurance proceeds to Restoration, Fannie Mae shall do so in accordance with Fannie Mae’s then-current policies relating to the restoration of casualty damage on similar Multifamily Residential Properties.

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(f) Unless with Borrower’s written consent or upon an Event of Default or the failure to satisfy any of the conditions set forth in this Section 6.28(f), Fannie Mae shall not exercise its option to apply insurance proceeds to the payment of the Obligations relating to the applicable Collateral Pool. Notwithstanding anything to the contrary set forth in this Agreement, or any other Loan Document, if (i) no Event of Default exists, (ii) Fannie Mae determines, in its reasonable discretion, that there will be sufficient funds to complete Restoration (provided that Borrower may post a Letter of Credit or pledge cash collateral and/or Permitted Investments in a manner consistent with the provisions set forth in this Agreement to cover any deficiency), and (iii) such casualty does not occur during the last two (2) years of the term of the Note relating to the applicable Collateral Pool or this Agreement, Fannie Mae shall permit such proceeds to be used for Restoration. To the extent that Borrower and Fannie Mae agree to apply insurance or condemnation proceeds to the Obligations, or Borrower does not satisfy any of the conditions set forth in the immediately preceding sentence (other than the requirement that no Event of Default exists), Fannie Mae shall permit the substitution of a Multifamily Residential Property for the Mortgaged Property in accordance with the terms of this Agreement.

(g) If any Mortgaged Property is sold at a foreclosure sale or Fannie Mae acquires title to the Mortgaged Property, Fannie Mae shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition. So long as no Event of Default has occurred, Fannie Mae acknowledges and agrees that Borrower may use blanket insurance policies to the extent, and for the purpose of satisfying the requirements of this Section.

(h) Until such time as Borrower has delivered to Fannie Mae evidence deemed satisfactory to Fannie Mae, in its reasonable discretion, that upon a casualty or Condemnation of all or any portion of a Mortgaged Property that the Mortgaged Property can be restored (1) in the case of a casualty, to substantially the same or better condition than existed immediately prior to such casualty (with at least the same projected rental income as existed immediately prior to such casualty or condemnation) or, (2) with respect to a Condemnation, to a condition reasonably acceptable to Fannie Mae as if no Nonconforming Use Approvals (as defined below), were required (for purposes of this Section 6.28(h) only, such condition shall be referred to as “Restored” or the “Restoration”) without obtaining the discretionary authorizations or approvals from any Governmental Authority to demonstrate that the Mortgaged Property can be Restored notwithstanding its current nonconforming use (the “Nonconforming Use Approvals”), upon the occurrence of any casualty event or Condemnation the following Section 6.28(h) shall govern and control to the extent of any inconsistencies with Sections 6.28(a) through (g) above.

(A) Notwithstanding anything to the contrary contained in Section 6.28(e) above, if such casualty or Condemnation renders any of the apartment units unrentable, Fannie Mae shall be entitled to receive all proceeds or awards relating to such casualty or Condemnation.

(B) Fannie Mae will permit the Borrower to substitute a Multifamily Residential Property for the Mortgaged Property in accordance with and subject to the provisions of Section 3.03.

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(C) Fannie Mae will permit Borrower to Restore the Mortgaged Property subject to the conditions set forth in Section 6.28(f) so long as, within one hundred twenty (120) days of such casualty or Condemnation, Borrower has delivered to Fannie Mae evidence deemed satisfactory to Fannie Mae in its reasonable discretion that Borrower has obtained, or will be able to obtain in a diligent manner, the Nonconforming Use Approvals to effectuate such Restoration in a diligent and timely manner.

(D) If, within one hundred twenty (120) days of such casualty or Condemnation, Borrower has not substituted the Mortgaged Property pursuant to Section 6.28(h)(B) above (provided that, if such substitution is in process, Fannie Mae will extend such time period by up to an additional sixty (60) days) or satisfied the requirements for the Restoration as specified in Section 6.28(h)(C) above, then:

(i) Borrower shall, within ten (10) days of Fannie Mae’s request, deliver to Fannie Mae cash in an amount equal to the amount of the Deductible under Borrower’s property insurance policy;

(ii) Borrower shall diligently, in good faith, take all commercially reasonable actions necessary to obtain the Nonconforming Use Approvals and, if Borrower obtains such Nonconforming Use Approvals, Borrower shall then Restore the Property pursuant to Section 6.28(e) above;

(iii) Borrower shall promptly remove all damaged structures and debris and cause the Mortgaged Property to be in good condition, order and repair; and

(iv) Fannie Mae shall continue to hold, as additional collateral, the proceeds or awards related to such casualty or Condemnation, as well as the amount of the Deductible referred to in clause (D)(i) above; provided, however, that if within twelve (12) months of such casualty or Condemnation Borrower has not substituted a Multifamily Residential Property for the Mortgaged Property pursuant to clause (B) above or obtained the Nonconforming Use Approvals, Fannie Mae shall have the right, but not the obligation, to apply such additional collateral to the Obligations (without yield maintenance penalty or premium).

(i) Fannie Mae has approved the Borrower’s existing insurance program, which includes the approval of the Borrower’s existing Deductibles, self-insurance, insurance carriers and such insurance carriers’ respective credit ratings. Fannie Mae agrees to accept future insurance policies from such insurance carriers and other insurance carriers if (a) in Fannie Mae’s reasonable judgment, the insurance program in the aggregate is similar or better to protect Fannie Mae’s interests than the insurance program on the date of this Agreement, and (b) in Fannie Mae’s reasonable judgment, the credit ratings of all insurance carriers in the insurance program are, in the aggregate, similar or better to protect Fannie Mae’s interests than the ratings of the insurance carriers, in the aggregate, on the date of this Agreement.

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Section 6.29.	Oakwood Marina Del Rey Ground Lease.

(a) Borrower ASN Marina LLC is the lessee under that certain Amended and Restated Lease Agreement dated November 30, 2001 by and between the County of Los Angeles (the “County”), as lessor, and Marina del Rey Country Club Apartments, as lessee, as evidenced by a Memorandum of Lease dated November 30, 2001 and recorded November 30, 2001 as Instrument No. 01-2274973; as assigned by Marina Del Rey Country Club Apartments to Oakwood-Marina del Rey LLC by Assignment of Lease and Deed dated as of November 30, 2001 and recorded November 30, 2001 as Instrument No. 01-22749745; as amended by Amendment No. 1 dated May 20, 2003 and recorded October 24, 2003 as Instrument No. 03-3187361; as further assigned by Oakwood-Marina del Rey LLC to ASN Marina LLC by Assignment of Lease and Deed dated as of July 28, 2005, recorded August 24, 2005 as Instrument No. 05-2028687; as amended by Amendment No. 2 dated July 19, 2005, as evidenced by Assignment of Lease and Deed recorded August 24, 2005 as Instrument No. 05-2028687 (collectively, the “OMDR Ground Lease”). Pursuant to the terms of the OMDR Ground Lease, the transaction contemplated by this Agreement as to ASN Marina LLC and the Mortgaged Property that it owns requires the prior consent of the County, and/or the payment of certain fees from ASN Marina LLC to the County.

(b) Borrower has informed Fannie Mae that it is currently engaged in discussions with officials from the County regarding the foregoing and it expects to receive the County’s consent to the transaction contemplated by this Agreement and confirmation that ASN Marina LLC will not owe any related fees to the County. However, Borrower will not receive such consent and confirmation nor will it be able to provide an estoppel certificate from the County for the OMDR Lease prior to the Closing Date.

(c) Borrower shall notify Fannie Mae promptly of any decision by the County to deny consent to the transaction contemplated by this Agreement or to require payment of a fee or other amount pursuant to the OMDR Ground Lease.

(d) In the event the County determines that Borrower owes any fees or other amount under the OMDR Ground Lease, Borrower agrees to pay such fees or amounts in a timely manner. In the event (i) Borrower does not provide an estoppel certificate from the County to Fannie Mae on or before May 15, 2013 which provides that no default exists under the OMDR Ground Lease, then Fannie Mae, in its sole discretion, may require the Borrower to, or (ii) the County denies Borrower’s request for such consent, Borrower will, either (a) pay down the Allocable Loan Amount for ASN Marina LLC (i.e., $76,529,644.00) within five (5) days following Fannie Mae’s election, or (b) release the ASN Marina LLC Mortgaged Property from the applicable Collateral Pool, in which case (1) the Closing Date for the release of the applicable Mortgaged Property shall be five (5) days following the date of Fannie Mae’s election, (2) upon the Closing Date of the release of the ASN Marina LLC Mortgaged Property, Borrower shall deposit with Fannie Mae a Substitution Deposit, and (3) Borrower shall submit a Substitute Mortgaged Property in accordance with the provisions of Section 3.03 of this Agreement, provided that such Substitution must be effectuated on or before the date that is sixty (60) days following the Closing Date of the release of the ASN Marina LLC Mortgaged Property.

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Section 6.30.	Certificates of Good Standing; Certified Articles.

No later than March 4, 2013, Borrower shall deliver Fannie Mae copies of (i) certificates of formation for each of Archstone 6 LLC, Archstone 5 LLC, and Archstone Alban Towers LLC, certified by the Secretary of State of Delaware (“DESOS”) within thirty (30) days prior to March 4, 2013, and (ii) Certificates of Good Standing for each of Archstone 6 LLC, Archstone 5 LLC, and Archstone Alban Towers LLC, issued by DESOS within thirty (30) days prior to March 4, 2013.

Section 6.31.	Veridian – Silver Spring Metro Owners Association, Inc.

(a) Borrower Silver Spring Gateway Residential LLC (“Gateway”) is the owner in fee of certain condominium units comprising the Mortgaged Property located at 1121 E. West Highway, Silver Spring Maryland and known as the Veridian (“Veridian”). Gateway conveyed its fee ownership interest in the unit comprising the common areas of the Veridian (the “Common Area Site Unit”) to Silver Spring Metro Owners Association (“HOA”) pursuant to a No Consideration Deed dated January 27, 2010 made by Gateway and recorded on January 27, 2010 among the Land Records of Montgomery County, Maryland in Liber 38745, folio, 52.

(b) Fannie Mae has required that Borrower cause HOA to grant to Fannie Mae a valid first Lien on its fee interest in the Common Area Site Unit as additional security for the Loan to Gateway. Borrower has informed Fannie Mae that because HOA is not in good standing in the State of Maryland and will not be in good standing by the Closing Date, Borrower cannot comply with this request by the Closing Date. However, Borrower believes that it will be able to reinstate HOA and, because Gateway is the sole member of HOA, cause it to grant a valid first Lien on the fee interest in the Common Area Site Unit to Fannie Mae.

(c) Borrower shall keep Fannie Mae reasonably apprised of its progress in reinstating the HOA. On or before April 29, 2013, unless such deadline is otherwise extended by Fannie Mae in its sole discretion, Borrower shall (1) cause HOA to grant to Fannie Mae a valid, first Lien on the Common Area Site Unit, (2) at its sole cost and expense, cause the Title Company to issue a “date down” endorsement to the Veridian title policy which includes the Common Area Site Unit in the insured legal description and adds HOA as a grantor, and (3) cause the HOA to execute such further documents as may be necessary to effectuate the grant of such Lien including, without limitation, an amendment to the Multifamily Deed of Trust, Assignment of Rents Security Agreement and Fixture filing for Veridian dated as of the date of this Agreement.

Section 6.32.	Archstone Marina Del Rey Ground Lease.

(a) Borrowers Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC are, jointly, the lessee under that certain Amended and Restated Lease Agreement dated as of March 1, 2005 by and between the County, as lessor, and Archstone-Smith Operating Trust, as lessee, as evidenced by a Memorandum of Lease dated March 4, 2005 and recorded April 4, 2005 as Instrument No. 05-0768919; as assigned by Archstone-Smith Operating Trust to (i) Archstone Marina Del Rey-I LLC (f/k/a Tishman Speyer Archstone-Smith Marina Del Rey–I, LLC) by Assignment of Lease and Assumption of Ground Lease dated as of October 5, 2007 and recorded October 18, 2007 as Instrument No. 20072372589 and (ii) Archstone Marina Del Rey-II LLC (f/k/a Tishman Speyer Archstone-Smith Marina Del Rey–II, LLC) by Assignment of Lease and Assumption of Ground Lease dated as of October 5, 2007 and recorded October 18,

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2007 as Instrument No. 20072372590 (collectively, the “AMDR Ground Lease”). Pursuant to the terms of the AMDR Ground Lease, the transaction contemplated by this Agreement as to Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC and the Mortgaged Property that each of them owns requires the prior consent of the County, and/or the payment of certain fees from either or both of Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC to the County.

(b) Borrower has informed Fannie Mae that it is currently engaged in discussions with officials from the County regarding the foregoing and it expects to receive the County’s consent to the transaction contemplated by this Agreement and confirmation that Archstone Marina Del Rey-I LLC and/or Archstone Marina Del Rey-II LLC will not owe any related fees to the County. However, Borrower will not receive such consent and confirmation nor will it be able to provide an estoppel certificate from the County for the AMDR Lease prior to the Closing Date.

(c) Borrower shall notify Fannie Mae promptly of any decision by the County to deny consent to the transaction contemplated by this Agreement or to require payment of a fee or other amount pursuant to the AMDR Ground Lease.

(d) In the event the County determines that Borrower owes any fees or other amount under the AMDR Ground Lease, Borrower agrees to pay such fees or amounts in a timely manner. In the event (i) Borrower does not provide an estoppel certificate from the County to Fannie Mae on or before May 15, 2013 which provides that no default exists under the AMDR Ground Lease, then Fannie Mae, in its sole discretion, may require the Borrower to, or (ii) the County denies Borrower’s request for such consent, Borrower will, either (a) pay down the Allocable Loan Amount for Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC (i.e., $145,035,377.00) within five (5) days following Fannie Mae’s election, or (b) release the Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC Mortgaged Property from the applicable Collateral Pool, in which case (1) the Closing Date for the release of the applicable Mortgaged Property shall be five (5) days following the date of Fannie Mae’s election, (2) upon the Closing Date of the release of the Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC Mortgaged Property, Borrower shall deposit with Fannie Mae a Substitution Deposit, and (3) Borrower shall submit a Substitute Mortgaged Property in accordance with the provisions of Section 3.03 of this Agreement, provided that such Substitution must be effectuated on or before the date that is sixty (60) days following the Closing Date of the release of the Archstone Marina Del Rey-I LLC and Archstone Marina Del Rey-II LLC Mortgaged Property.

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ARTICLE 7

NEGATIVE COVENANTS OF BORROWER

Borrower agrees and covenants with Fannie Mae that, at all times during the Term of this Agreement:

Section 7.01.	Other Activities.

Other than actions reasonable, customary, and deemed to be necessary, in the reasonable judgment of Fannie Mae, in connection with a Transfer permitted hereunder and subject to the provisions of Section 6.13, no Borrower Party shall:

(a) in the case of any Borrower or managing member or general partner of a Borrower, amend its Organizational Documents in any material respect without the prior written consent of Fannie Mae;

(b) in the case of any Borrower Party not described in (a) of this Section 7.01, amend its Organizational Documents in any way that would have a material adverse effect on any Borrower Party’s ability to perform its obligations under the Loan Documents without the prior written consent of Fannie Mae;

(c) dissolve or liquidate in whole or in part (except for the sale of Mortgaged Properties in the ordinary course of business);

(d) in the case of any Borrower or managing member or general partner of a Borrower, except as otherwise provided in this Agreement, without the prior written consent of Fannie Mae, merge or consolidate with any Person;

(e) in the case of any Borrower Party not described in (d) of this Section 7.01, if such merger or consolidation would have a Material Adverse Effect on any Borrower Party’s ability to perform its obligations under the Loan Documents, merge or consolidate with any other Person without the prior written consent of Fannie Mae;

(f) use, or permit to be used, any Mortgaged Property in the applicable Collateral Pool for any uses or purposes other than as a Multifamily Residential Property and ancillary uses consistent with Multifamily Residential Properties;

(g) in the case of any Borrower or managing member or general partner of a Borrower, convert from one type of legal entity to another type of legal entity; or

(h) in the case of any Borrower Party not described in (g) of this Section 7.01, if such conversion would have a Material Adverse Effect on any Borrower Party’s ability to perform its obligations under the Loan Documents, convert from one type of legal entity to another type of legal entity.

Each Borrower Party shall promptly provide Fannie Mae with notice and a copy of any amendment of its Organizational Documents that does not require prior written consent of Fannie Mae.

Section 7.02.	Liens.

Borrower shall not create, incur, assume or suffer to exist any Lien on Borrower’s interest in any Mortgaged Property in its Collateral Pool or any part of any Mortgaged Property, except the Permitted Liens.

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Section 7.03.	Indebtedness.

Borrower and any general partner of Borrower shall not incur or be obligated at any time with respect to aggregate Indebtedness (other than the Loan), in excess of $350,000; provided, however, that for purposes of this Section 7.03, the calculation of Indebtedness shall exclude Indebtedness (A) relating to claims for work, labor, or materials affecting any Mortgaged Property and that (i) consists of current trade liabilities incurred for work commissioned in the ordinary course of Borrower’s business, (ii) is payable in accordance with customary practices, and (iii) is unsecured or secured by mechanic’s or materialmen’s liens against such Mortgaged Properties which are released of record or otherwise remedied to Fannie Mae’s satisfaction, within thirty (30) days of the date of creation, (B) unsecured debt the proceeds of which are used to pay for Alterations permitted under the Loan Documents, and (C) real estate taxes which Borrower is contesting pursuant to the terms and conditions of the Security Instruments. Except for a Tax-Free Note secured by a Tax-Free Pledge, none of Borrower or any entity whose sole asset is a direct or indirect ownership interest in Borrower shall incur any “mezzanine debt,” issue any preferred equity or incur any similar Indebtedness or equity with respect to any Mortgaged Property; provided, for avoidance of doubt, the foregoing shall not construed to limit the issuance by any entity that is or intends to qualify as a real estate investment trust (within the meaning of the Code) of preferred interests in order to satisfy minimum shareholder requirements, so long as such preferred interests do not include rights the exercise of which could result in a Change of Control.

Section 7.04.	Principal Place of Business; Name Change.

Borrower shall not change its principal place of business, its state of formation or its name or the location of its books and records, each as set forth in Borrower’s Certificate, without first giving thirty (30) days’ prior written notice to Fannie Mae and, in the case of a change in the name of Borrower, unless Borrower furnishes documentation reasonably required by Fannie Mae or its legal counsel sufficient, in their reasonable discretion, and at the expense of Borrower, to protect Fannie Mae’s security interest in the Mortgaged Property and UCC Collateral (as defined in the applicable Security Instrument), including title policy endorsements and UCC financing statements and/or amendments sufficient to continue the perfection of Fannie Mae’s security interest have been properly filed and copies have been delivered to Fannie Mae.

Section 7.05.	Condominiums.

Borrower shall not submit any Mortgaged Property in its Collateral Pool to a condominium regime during the Term of this Agreement. Notwithstanding the foregoing, the Mortgaged Properties commonly known as Archstone Columbia Crossing, having an address at 1957 Columbia Pike, Arlington, Virginia; Archstone San Mateo, having an address at 1101 Park Place, San Mateo, California; and Archstone Pentagon City, having an address at 801 15th Street South, Arlington, Virginia are subject to a condominium regime and shall be permitted to be subject to such regime during the term of this Agreement. In addition, such Mortgaged Properties shall be subject to the terms of the Security Instrument with respect to the operation of such condominium regime.

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Section 7.06.	Restrictions on Distributions.

Borrower shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, an Event of Default has occurred and remains uncured.

Section 7.07.	Master Leases.

No Mortgaged Property may be master leased or otherwise leased in whole or in bulk, provided that the Mortgaged Properties identified on Exhibit M are master leased to Master Tenant pursuant to a Master Lease in the form approved by Fannie Mae prior to the Effective Date. Borrower shall not, without the prior written consent of Fannie Mae, which consent shall be given in Fannie Mae’s reasonable discretion, agree to any material modification or amendment to any Master Lease and shall not terminate any Master Lease without Fannie Mae’s prior written consent, unless after such termination all Resident Agreements related to the relevant Mortgaged Property shall remain in full force and effect with Borrower becoming a landlord under such Resident Agreements, provided that Fannie Mae’s consent shall no longer be required after a Mortgaged Property is released from a Collateral Pool. In the event Master Tenant terminates the Master Lease, Borrower shall promptly provide notice of such termination to Fannie Mae. Notwithstanding the foregoing, the Master Lease currently in effect for the Mortgaged Property known as Oakwood Marina Del Ray may be terminated by the applicable Collateral Pool Borrower, or by the master tenant thereunder, pursuant to a right of termination in effect as of the Effective Date. Neither Section 4(f) of the applicable Security Instrument nor Section 6.22 of this Agreement shall apply to a Master Lease.

ARTICLE 8

FEES

Section 8.01.	Re-Underwriting Fee.

On the Closing Date of any Extension, Release, or Substitution (on the Closing Date of the Release of the Release Mortgaged Property under such Substitution), the applicable Collateral Pool Borrower shall pay to Fannie Mae a re-underwriting fee equal to the product of $5,000 multiplied by the number of Mortgaged Properties in such Collateral Pool at the time of such Extension, Release Request, or Substitution Request, as applicable (the “Re-Underwriting Fee”).

Section 8.02.	[Reserved]

Section 8.03.	Due Diligence Fees.

(a) Initial Due Diligence Fees. The applicable Collateral Pool Borrower shall pay to Fannie Mae actual due diligence fees in connection with the underwriting of the transactions referred to in Recital D of this Agreement, including underwriting the Mortgaged Properties with respect to the loan-to-value and debt service coverage requirements imposed by Fannie Mae as a condition to entering into this Agreement.

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(b) Additional Due Diligence Fees for Substitute Mortgaged Properties. The applicable Collateral Pool Borrower shall pay to Fannie Mae actual due diligence fees including Fannie Mae’s review fee of $1,500 for each Mortgaged Property (the “Additional Due Diligence Fees”) with respect to each proposed Substitute Mortgaged Property anticipated to be added to a Collateral Pool. In connection with any Substitution Request, Borrower shall pay to Fannie Mae a deposit equal to the product obtained by multiplying

(i) $12,000 by

(ii) the number of Substitute Mortgaged Properties (such amount to be allocated to Fannie Mae for its due diligence expenses).

Any Additional Due Diligence Fees not covered by the deposit shall be paid by Borrower on the Closing Date (or if the proposed Substitute Mortgaged Property does not become part of the Collateral Pool, on demand) for the Substitute Mortgaged Property. Any portion of the Additional Due Diligence Fee paid to Fannie Mae not actually used by Fannie Mae to cover reasonable due diligence expenses shall be promptly refunded to the applicable Collateral Pool Borrower.

Section 8.04.	Legal Fees and Expenses.

(a) Initial Legal Fees. The applicable Collateral Pool Borrower shall pay, or reimburse Fannie Mae and Servicer for, all reasonable out-of-pocket third-party legal fees and expenses incurred by Fannie Mae and Servicer in connection with the preparation, review and negotiation of (i) this Agreement and any other Loan Documents and the Guaranty executed on the date of this Agreement and (ii) any items that any Collateral Pool Borrower is required to deliver after the Closing Date pursuant to the terms of this Agreement.

(b) Fees and Expenses Associated with Requests. The applicable Collateral Pool Borrower shall pay, or reimburse Fannie Mae and Servicer for, all reasonable out-of-pocket third-party costs and expenses incurred by Fannie Mae and Servicer, including the out-of-pocket legal fees and expenses incurred by Fannie Mae and Servicer in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request for such Collateral Pool Borrower, the performance by Fannie Mae of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to such Borrower’s rights or Fannie Mae’s obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other reasonable costs and expenses in connection with a Request. The obligations of the applicable Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. The applicable Collateral Pool Borrower shall pay such costs and expenses to Fannie Mae on the Closing Date for the Request, or, as the case may be, after demand by Fannie Mae when Fannie Mae determines that such Request will not close.

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Section 8.05.	Failure to Close any Request.

If a Collateral Pool Borrower makes a Request and fails to close on the Request for any reason other than the default by Fannie Mae, then such Borrower shall pay to Fannie Mae all actual cost and expenses (including any breakage costs) incurred by Fannie Mae in connection with the failure to close.

ARTICLE 9

EVENTS OF DEFAULT

Section 9.01.	Events of Default.

Each of the following events shall constitute an “Event of Default” under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Borrower or Guarantor or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority, provided that, except with respect to the Loans secured by the Mortgaged Properties comprising a Collateral Pool, an Event of Default that relates solely to any Collateral Pool shall not be an Event of Default under the Loan secured by any other Collateral Pool:

(a) the occurrence of a default under any Loan Document related to such Borrower’s Collateral Pool beyond the cure period, if any, set forth therein; or

(b) the failure by Borrower to pay within thirty (30) days of its due date or request by Fannie Mae, as applicable, when due any amount payable by Borrower under any Note, any Security Instrument, this Agreement or any other Loan Document, including any fees, costs or expenses; provided, however, that (i) such thirty (30) day grace period shall not apply to: (A)regularly scheduled monthly payments of principal, interest, discount (if any) or any payment upon the Maturity Date (as defined in the Note) or the applicable Pool Termination Date or (B) any fees, costs or expenses due and payable on the Effective Date or any fees, costs or expenses due and payable on the Closing Date of any Request; and (ii) such thirty (30) day grace period shall not be more than (or in addition to) any other grace period provided in the Note, any Security Instrument, this Agreement or any other Loan Document; or

(c) the failure by Borrower to perform or observe any covenant set forth in Section 6.07 (Inform Fannie Mae of Material Events), Section 6.09 (Alterations to Mortgaged Properties), Section 6.12 (Ownership), Section 6.13 (Limitations on Transfer), Section 6.17 (Ownership of Mortgaged Properties), Section 6.18 (Change in Property Manager), Section 6.29 (Oakwood Marina Del Rey Ground Lease), Section 6.30 (Certificates of Good Standing; Certified Articles), Section 6.31 (Veridian – Silver Spring Metro Owners Association, Inc.), Section 6.32 (Archstone Marina Del Rey Ground Lease), Section 7.01 (Other Activities), Section 7.02 (Liens), Section 7.03 (Indebtedness), Section 7.06 (Restrictions on Distributions), Section 7.07 (Master Leases); or

(d) the failure by Borrower to perform or observe any covenant contained in Article 6 or Article 7 (other than those sections specifically referenced in Section 9.01(c) above) for thirty (30) days after receipt of notice of such failure by such Borrower from Fannie Mae,

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provided that such period shall be extended for up to thirty (30) additional days if such Borrower, in the discretion of Fannie Mae, is diligently pursuing a cure of such default within thirty (30) days after receipt of notice from Fannie Mae; or

(e) any warranty, representation or other written statement made by or on behalf of Borrower or Guarantor contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made and, in the case of any warranty, representation or other written statement that was not intentionally false or misleading when made, and in Fannie Mae’s reasonable judgment is curable, remains uncured for thirty (30) days after notice of such false or misleading statement shall have been given to Borrower; or

(f) (i) any Borrower Party shall (A) commence a voluntary case, whether of such entity or an Affiliate thereof, under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that any Borrower Party (but with respect to any Guarantor, solely with respect to the Guaranty) has no liability or obligations under this Agreement or any other Loan Document to which it is a party; (H) take any action, petition to or cause or permit any of its assets to be partitioned, or (I) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against any Borrower Party in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of any Borrower Party, whether by such entity or an Affiliate thereof, for all or a substantial part of the property, domestic or foreign, of any Borrower Party, whether by such entity or an Affiliate thereof, and any such case or proceeding shall continue undismissed or unstayed for a period of ninety (90) consecutive days, or any order granting the relief requested in any such case or proceeding against any Borrower Party, whether by such entity or an Affiliate thereof (including an order for relief under such Federal bankruptcy laws), shall be entered; or

(g) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on Borrower or Guarantor, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by Borrower or Guarantor seeking to establish the invalidity or unenforceability hereof or thereof, or Borrower or Guarantor (only with respect to the Guaranty) shall deny that it has any further liability or obligation hereunder or thereunder; or

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(h) (i) the execution by Borrower of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein (other than in connection with any Permitted Liens), or (ii) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in Borrower free from encumbrances, or (iii) if Borrower does not furnish to Fannie Mae upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which Borrower claims title to such materials, fixtures, or articles; or

(i) the failure by Borrower to comply with any requirement of any Governmental Authority within thirty (30) days after written notice of such requirement shall have been given to Borrower by such Governmental Authority; provided that, if the required action is commenced and diligently pursued by Borrower within such thirty (30) days, then Borrower shall have such additional time to comply with such requirement as permitted by the Governmental Authority; or

(j) a dissolution or liquidation for any reason (whether voluntary or involuntary) of any Borrower Party, except in connection with the sale of Mortgaged Properties in the ordinary course of business; or

(k) any final and nonappealable judgment against a Borrower Party (other than ERPOP or EQR), any attachment or other levy against any portion of Borrower Party’s (other than ERPOP’s or EQR’s) assets with respect to a claim or claims in an amount in excess of $250,000 individually and/or $500,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of ninety (90) days;

(l) any final and nonappealable judgment against ERPOP or EQR, any attachment or other levy against any portion of ERPOP’s or EQR’s assets with respect to a claim or claims in an amount in excess of $10,000,000 individually remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of ninety (90) days; or

(m) the failure by Borrower or Guarantor to perform or observe any material term, covenant, condition or agreement hereunder, other than as contained in subsections (a) through (k) above, or in any other Loan Document, within thirty (30) days after receipt of notice from Fannie Mae identifying such failure, provided such period shall be extended for up to thirty (30) additional days if Borrower, in the discretion of Fannie Mae, is diligently pursuing a cure of such default within thirty (30) days after receipt of notice from Fannie Mae and corrective action is instituted by Borrower within such period and pursued diligently and in good faith, then such failure shall not constitute an Event of Default unless such failure is not cured by Borrower within sixty (60) days after receipt of notice from Fannie Mae identifying such failure. Notwithstanding the foregoing, there shall be no cure period for a default by the Guarantor under Section 8(h) of the Guaranty.

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ARTICLE 10

REMEDIES

Section 10.01.	Remedies; Waivers.

Upon the occurrence of an Event of Default, Fannie Mae may do any one or more of the following with respect to any Loan secured by a Collateral Pool to which the Event of Default (or the Borrower causing such Event of Default) relates (without presentment, protest or notice of protest, all of which are expressly waived by each Borrower Party):

(a) by written notice to the defaulting Collateral Pool Borrower, to be effective upon dispatch and declare the principal of, and interest on, the Loans and all other sums owing by such Borrower to Fannie Mae under any of the Loan Documents for such Collateral Pool immediately due and payable, whereupon the principal of, and interest on, the Loans and all other sums owing by such Collateral Pool Borrower to Fannie Mae under any of the Loan Documents for such Collateral Pool will become immediately due and payable.

(b) Fannie Mae shall have the right to pursue any other remedies available to it under any of the Loan Documents and the Guaranty for such Collateral Pool.

(c) Fannie Mae shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief with respect to such Collateral Pool.

Section 10.02.	Waivers; Rescission of Declaration.

Fannie Mae shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by Fannie Mae and delivered to the applicable Collateral Pool Borrower. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

Section 10.03.	Fannie Mae’s Right to Protect Collateral and Perform Covenants and Other Obligations.

If any Borrower or Guarantor fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents and the Guaranty for the applicable Collateral Pool, after all applicable grace periods, if any, then Fannie Mae at Fannie Mae’s option may make such appearances, disburse such sums and take such action as Fannie Mae deems necessary, in its sole discretion, to protect Fannie Mae’s interest, including (i) disbursement of reasonable attorneys’ fees, (ii) entry upon the Mortgaged Property to make repairs and replacements, (iii) procurement of satisfactory insurance with respect to the Mortgaged Properties in such Collateral Pool as provided in Section 6.28 of this Agreement, and (iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease. Any amounts disbursed by Fannie Mae pursuant to this Section 10.03,

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with interest thereon, shall become additional Indebtedness of Collateral Pool Borrower secured by the applicable Collateral Pool Loan Documents. Unless the applicable Collateral Pool Borrower and Fannie Mae agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Fannie Mae, of the interest rates in effect from time to time for each Loan unless collection from such Borrower of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from such Borrower under Applicable Law. Nothing contained in this Section 10.03 shall require Fannie Mae to incur any expense or take any action hereunder.

Section 10.04.	No Remedy Exclusive.

Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents and the Guaranty or existing at law or in equity.

Section 10.05.	No Waiver.

No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

Section 10.06.	No Notice.

To entitle Fannie Mae to exercise any remedy reserved to Fannie Mae in this Article 10, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents and the Guaranty.

Section 10.07.	Cash Management.

In addition to the other remedies set forth herein and elsewhere in the Loan Documents and the Guaranty, upon an Event of Default, Fannie Mae shall be entitled to mandate the use of a lockbox bank account or other depositary account, to be maintained under the control and supervision of Fannie Mae, for all income of each Mortgaged Property, including rents, service charges, insurance payments and other items of revenue.

ARTICLE 11

IMPOSITION DEPOSITS

Section 11.01.	Insurance and Water/Sewer Waived; Other Imposition Deposits Required.

Each Collateral Pool Borrower shall establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in such Collateral Pool in accordance with Section 7(a) of the Security Instrument for each such Mortgaged Property. Notwithstanding the foregoing and the provisions of Subsection 7(a) of the Security Instrument for each such

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Mortgaged Property, and subject to the conditions of this Article 11, provided that no Event of Default has occurred and is continuing and Collateral Pool Borrower has timely delivered to Fannie Mae any insurance bills, premium notices and other invoices, bills and notices with respect to Impositions pursuant to the requirements of this Section 11.01, Fannie Mae shall not require Collateral Pool Borrower to deposit with Fannie Mae any sums for Imposition Deposits ONLY to the extent they relate to any water and sewer charges (collectively, “Water Charges”), the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Fannie Mae may require under Section 19 of the Security Instrument (collectively, “Insurance Premiums”), and Taxes. Such Collateral Pool Borrower must (i) pursuant to the terms of Section 19 of the Security Instrument, provide Fannie Mae with proof of payment (e.g., paid receipts or cancelled checks) of all Water Charges, Insurance Premiums, Taxes and other Impositions, (ii) with respect to Impositions for insurance, pursuant to the terms of Section 19 of the Security Instrument, deliver to Fannie Mae the original (or a duplicate original) of a renewal policy in form satisfactory to Fannie Mae, and (iii) to the extent not covered in (i) or (ii) above, pay Impositions for which Fannie Mae is not collecting Imposition Deposits no later than the date sixty (60) days after the date such Impositions are due and, in any event, before the addition of any interest, fine, penalty or cost for nonpayment, and deliver to Fannie Mae evidence of such timely payment. In the event that (A) an Event of Default has occurred and is continuing or (B) such Collateral Pool Borrower does not timely pay any of the Impositions as described in Section 7(a) of the Security Instrument and this Section 11.01, or fails to provide Fannie Mae with proof of such payment as set forth in Section 7(a) of the Security Instrument and this Section 11.01, Fannie Mae may immediately thereafter require such Collateral Pool Borrower to deposit with Fannie Mae all of the Imposition Deposits as provided in this Article 11 and in Section 7(a) of the Security Instrument without regard to the second sentence of this Section 11.01, which shall be applicable only so long as the current Borrower remains as the record title owner of the Mortgaged Property, and shall immediately terminate and have no further force or effect upon a sale or exchange of the Mortgaged Property by the applicable Borrower to a third-party purchaser in which the Indebtedness secured by the Security Instrument is assumed by such third-party purchaser.

Section 11.02.	Imposition Deposits.

Notwithstanding the provision of Section 7(d) of the Security Instrument, but subject to Section 11.01, on or before the first day of each Loan Year after the Effective Date, and on or before the Closing Date of a Substitution Request or a Release Request, if Fannie Mae determines, based on the foregoing methodology, that a modified amount is required to be deposited with Fannie Mae as Imposition Deposits, applicable Collateral Pool Borrower shall deposit any deficiency with Fannie Mae, or Fannie Mae shall release any overage to such Collateral Pool Borrower, provided that, in the case of the latter, no Event of Default or Potential Event of Default then exists hereunder. The applicable Collateral Pool Borrower shall, subject to such Collateral Pool Borrower’s right to contest under Section 15(d) of the Security Instruments, pay each Imposition relating to a Mortgaged Property before the last date upon which such payment may be made without any penalty or interest charge being added. Subject to such Collateral Pool Borrower’s right to contest under Section 15(d) of the Security Instruments, such Collateral Pool Borrower shall deliver to Fannie Mae evidence that such Borrower has paid each Imposition within thirty (30) days after making such payment.

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Section 11.03.	Replacement Reserves.

Each Collateral Pool Borrower has executed a Replacement Reserve Agreement for each of the Mortgaged Properties in the respective Collateral Pool and shall (unless waived by Fannie Mae) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.

Section 11.04.	Completion/Repair Reserves.

Each Collateral Pool Borrower that has executed a Completion/Repair and Security Agreement for the Mortgaged Properties in the respective Collateral Pool shall (unless waived by Fannie Mae) make all deposits for completion reserves in accordance with the terms of the Completion/Repair and Security Agreement.

ARTICLE 12

LIMITS ON PERSONAL LIABILITY

Section 12.01.	Personal Liability to Borrower.

(a) Limits on Personal Liability. Except as otherwise provided in this Article 12, neither Borrower nor any partner, member, shareholder, employee, trustee, officer, director, agent or Affiliate of Borrower, or any partner, member, shareholder, employee, trustee, officer, director, agent, or Affiliate of any such Affiliate or heir, legal representative or successor or assign of the foregoing (the “Exculpated Parties”) shall have any personal liability under this Agreement, the Note, the Security Instruments or any other Loan Document for the performance of any Obligations of Borrower under the Loan Documents, and Fannie Mae’s only recourse for the payment and performance of the Obligations shall be Fannie Mae’s exercise of its rights and remedies with respect to the Mortgaged Property and any other Collateral held by Fannie Mae as security for the Obligations. This limitation on the Exculpated Parties’ liability shall not limit or impair Fannie Mae’s enforcement of its rights against Guarantor under the Guaranty.

(b) Exceptions to Limits on Personal Liability. Each Collateral Pool Borrower shall be personally liable to Fannie Mae for the repayment of a portion of the Loans and other amounts due under the Loan Documents evidencing such Collateral Pool Borrower’s Loan equal to any actual loss or actual damage suffered by Fannie Mae as a result of (i) failure of such Borrower to pay to Fannie Mae, upon demand after an Event of Default, all Rents to which Fannie Mae is entitled under Section 3(a) of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by such Borrower from tenants then in residence; (ii) failure of such Borrower to apply all insurance proceeds, condemnation proceeds or security deposits from tenants as required by the this Agreement or the Security Instrument encumbering the Mortgaged Property; (iii) failure of such Borrower to comply with its obligations under the Loan Documents with respect to the delivery of books and records and financial statements; (iv) fraud or written material misrepresentation by such Borrower or any officer, director, partner or member of Borrower in connection with the application for or creation of the Obligations or any request for any action or consent by Fannie Mae; (v) failure to comply with any and all indemnification obligations contained in Section 18 (environmental) of any Security Instrument; (vi) distribution by the Borrower of any Rents in any Calendar Quarter

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to the extent that all amounts due and payable to third parties by such Borrower, including but not limited to all operating expenses, capital expenditures and amounts payable under the Loan Documents have not been paid in full (except that such Borrower will not be personally liable to the extent that such Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding; (vii) the acquisition by any Borrower of any property or operation of any business not permitted by Section 33 (single purpose) of any Security Instrument securing such Borrower’s Loan or Section 6.21 hereof; (vii) Borrower’s failure to deliver to Fannie Mae the estoppel certificates and the subordination, non-disturbance and attornment agreements referred to in Section 6.22(b); or (viii) the dissolution or liquidation of a Borrower (x) as a result of the resignation of a person (other than a Recognized Springing Member) acting as a “springing member” of such borrower, or (y) as a result of the failure of any such springing member to be replaced upon the death, incapacity or resignation of any such springing member.

(c) Full Recourse. Each Collateral Pool Borrower shall be personally liable to Fannie Mae for the payment and performance of all Obligations upon the occurrence of any of the following Events of Default: (i) if a Transfer shall occur in violation of Section 6.13 of this Agreement or if any Mortgaged Property or any part thereof is otherwise conveyed, assigned, mortgaged, pledged, leased or encumbered in any way other than as permitted under this Agreement or any Security Instrument without the prior written consent of Fannie Mae; or (ii) a Bankruptcy Event. As used in this subparagraph, the term “Bankruptcy Event” means any one or more of the following events which occurs during the Term of the Agreement:

(i) The Borrower (A) commences a voluntary case (or, if applicable, a joint case) under any chapter of the Bankruptcy Code, (B) institutes (by petition, application, answer, consent or otherwise) any other bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, (C) makes a general assignment for the benefit of creditors, (D) applies for, consents to or acquiesces in the appointment of any receiver, liquidator, custodian, sequestrator, trustee or similar officer for it or for all or any substantial part of the Mortgaged Property or (E) admits in writing its inability to pay its debts generally as they mature.

(ii) Guarantor or any Affiliate of Guarantor files an involuntary petition against the Borrower under any chapter of the Bankruptcy Code or under any other bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to the Borrower under the laws of any jurisdiction.

(iii) Both (A) an involuntary petition under any chapter of the Bankruptcy Code is filed against the Borrower or the Borrower directly or indirectly becomes the subject of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or in equity, and (B) the Borrower or any Affiliate of the Borrower has acted in concert or conspired with such creditors of the Borrower (other than Fannie Mae) to cause the filing thereof with the intent to interfere with enforcement rights of Fannie Mae after the occurrence of an Event of Default.

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(d) Permitted Transfer Not Release. No Transfer by any party of its Ownership Interests in the Borrower shall release the party from liability under this Article 12, this Agreement or any other Loan Document, unless Fannie Mae shall have approved the Transfer in accordance with this Agreement, or such Transfer is otherwise permitted in this Agreement, and shall have expressly released the party in connection with the Transfer.

(e) Miscellaneous. To the extent that any Borrower has personal liability under this Section 12.01, or Guarantor has liability under the Guaranty, such liability shall be joint and several and Fannie Mae may exercise its rights against such Borrower or Guarantor personally without regard to whether Fannie Mae has exercised any rights against any Mortgaged Property securing the Loan to such Borrower or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Fannie Mae under the Loan Documents and the Guaranty or Applicable Law. For purposes of this Article 12, the term “Mortgaged Property” shall not include any funds that (i) have been applied by Borrower as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (ii) are owned by Borrower or Guarantor and which Borrower was unable to apply as required or permitted by the Loan Documents and the Guaranty because of a bankruptcy, receivership, or similar judicial proceeding.

Section 12.02.	Additional Borrowers.

If the owner of a Substitute Mortgaged Property is an Additional Borrower, the owner of such Substitute Mortgaged Property must demonstrate to the satisfaction of Fannie Mae that:

(i) the Additional Borrower is a Single-Purpose entity; and

(ii) the Additional Borrower shall be owned as described in Section 6.12.

In addition, on the Closing Date of the addition of a Substitute Mortgaged Property, the owner of such Substitute Mortgaged Property, if such owner is an Additional Borrower, shall become a party to a contribution agreement in a manner satisfactory to Fannie Mae, shall deliver a Certificate of Borrower in form and substance satisfactory to Fannie Mae, and execute and deliver, along with the other applicable Collateral Pool Borrowers, any other Loan Documents required by Fannie Mae. Any Additional Borrower of a Substitute Mortgaged Property which becomes added to a Collateral Pool shall be a Borrower for purposes of this Agreement and shall execute and deliver to Fannie Mae an amendment adding such Additional Borrower as a party to this Agreement and revising the Exhibits hereto, as applicable, to reflect the Substitute Mortgaged Property, identify the applicable Collateral Pool, and add the Additional Borrower, in each case satisfactory to Fannie Mae.

Upon the release of a Mortgaged Property, the Borrower which owns such Release Mortgaged Property shall automatically without further action be released from its obligations under this Agreement and the other Loan Documents, except for any liabilities or obligations of such Borrower which arose prior to the Closing Date of such release, and except as specifically set forth in Section 18 of the Security Instrument.

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Section 12.03.	Borrower Agency Provisions.

(a) Each Borrower and Additional Borrower hereby irrevocably designates EQR as the borrower agent (the “Borrower Agent”) to be its agent and in such capacity to receive on behalf of Borrower all proceeds, receive all notices on behalf of Borrower under this Agreement, make all Requests under this Agreement, and execute, deliver and receive all instruments, certificates, Requests, documents, amendments, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower, and hereby authorizes Fannie Mae to pay over all loan proceeds hereunder in accordance with the direction of Borrower Agent. Each Borrower hereby acknowledges that all notices required to be delivered by Fannie Mae to any Borrower shall be delivered to Borrower Agent and thereby shall be deemed to have been received by such Borrower.

(b) The handling of this credit facility as a co-borrowing facility with a Borrower Agent in the manner set forth in this Agreement is solely as an accommodation to Borrower and is at their request. Fannie Mae shall not incur liability to Borrower as a result thereof. To induce Fannie Mae to do so and in consideration thereof, each Borrower hereby indemnifies Fannie Mae and holds Fannie Mae harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Fannie Mae by any Person arising from or incurred by reason of Borrower Agent handling of the financing arrangements of Borrower as provided herein, reliance by Fannie Mae on any request or instruction from Borrower Agent or any other action taken by Fannie Mae with respect to this Section 12.03 except due to willful misconduct or gross negligence of the indemnified party.

Section 12.04.	Waivers With Respect to Other Borrower Secured Obligation.

To the extent that a Security Instrument or any other Loan Document executed by one (1) Collateral Pool Borrower secures an Obligation of another Collateral Pool Borrower (the “Other Borrower Secured Obligation”), and/or to the extent that a Collateral Pool Borrower has guaranteed the debt of another Borrower subject to such Collateral Pool pursuant to Article 12, the Borrower who executed such Loan Document and/or guaranteed such debt (the “Waiving Borrower”) hereby agrees to the provisions of this Section 12.04. To the extent that any Mortgaged Properties are located in California, the references to the California Code below shall apply to this Agreement and any California Security Instrument securing a California Mortgaged Property, otherwise the California Code shall have no effect on this Agreement or any other Loan Document.

(a) The Waiving Borrower hereby waives any right it may now or hereafter have to require the beneficiary, assignee or other secured party under such Loan Document, as a condition to the exercise of any remedy or other right against it thereunder or under any other Loan Document executed by the Waiving Borrower in connection with the Other Borrower Secured Obligation: (i) to proceed against the other Borrower or any other person, or against any other collateral assigned to Fannie Mae by either Borrower or any other person; (ii) to pursue any other right or remedy in Fannie Mae’s power; (iii) to give notice of the time, place or terms of any public or private sale of real or personal property collateral assigned to Fannie Mae by the other Borrower or any other person (other than the Waiving Borrower), or otherwise to comply with Section 9615 of the California Commercial Code (as modified or recodified from time to

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time) with respect to any such personal property collateral located in the State of California; or (iv) to make or give (except as otherwise expressly provided in the Security Documents) any presentment, demand, protest, notice of dishonor, notice of protest or other demand or notice of any kind in connection with the Other Borrower Secured Obligation or any collateral (other than the Collateral described in such Security Document) for the Other Borrower Secured Obligation.

(b) The Waiving Borrower hereby waives any defense it may now or hereafter have that relates to: (i) any disability or other defense of the other Borrower or any other person; (ii) the cessation, from any cause other than full performance, of the Other Borrower Secured Obligation; (iii) the application of the proceeds of the Other Borrower Secured Obligation, by the other Borrower or any other person, for purposes other than the purposes represented to the Waiving Borrower by the other Borrower or otherwise intended or understood by the Waiving Borrower or the other Borrower; (iv) any act or omission by Fannie Mae which directly or indirectly results in or contributes to the release of the other Borrower or any other person or any collateral for any Other Borrower Secured Obligation; (v) the unenforceability or invalidity of any Security Document or other Borrower Loan Document (other than the Security Instrument executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) or guaranty with respect to any Other Borrower Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any Lien (other than the Lien of such Security Instrument) which secures any Other Borrower Secured Obligation; (vi) any failure of Fannie Mae to marshal assets in favor of the Waiving Borrower or any other person; (vii) any modification of any Other Borrower Secured Obligation, including any renewal, extension, acceleration or increase in interest rate; (viii) any and all rights and defenses arising out of an election of remedies by Fannie Mae, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Waiving Borrower’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (ix) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (x) any failure of Fannie Mae to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (xi) the election by Fannie Mae, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code; (xii) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code; (xiii) any use of cash collateral under Section 363 of the Bankruptcy Code; or (xiv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person. The Waiving Borrower further waives any and all rights and defenses that it may have because the Other Borrower Secured Obligation is secured by real property; this means, among other things, that: (A) Fannie Mae may collect from the Waiving Borrower without first foreclosing on any real or personal property collateral pledged by the other Borrower; (B) if Fannie Mae forecloses on any real property collateral pledged by the other Borrower, then (1) the amount of the Other Borrower Secured Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Fannie Mae may foreclose on the real property encumbered by the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation even if Fannie Mae, by foreclosing on the real property collateral of the Other Borrower, has destroyed any right the Waiving Borrower may have to collect from the Other Borrower. The foregoing sentence is an

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unconditional and irrevocable waiver of any rights and defenses the Waiving Borrower may have because the Other Borrower Secured Obligation is secured by real property. These rights and defenses being waived by the Waiving Borrower include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, the Waiving Borrower further expressly waives, except as provided in Section 12.04(g) below, to the extent permitted by law any and all rights and defenses, which might otherwise be available to it under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.

(c) The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation shall be and remain in full force and effect even if the other Borrower had no liability at the time of incurring the Other Borrower Secured Obligation, or thereafter ceases to be liable. The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so the Waiving Borrower’s liability may be larger in amount and more burdensome than that of the other Borrower. The Waiving Borrower hereby waives the benefit of all principles or provisions of law, which are or might be in conflict with the terms of any of its waivers, and agrees that the Waiving Borrower’s waivers shall not be affected by any circumstances, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Waiving Borrower hereby waives the benefits of any right of discharge and all other rights under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Other Borrower Secured Obligation, presentment, demand for payment, protest, all notices with respect to the Other Borrower Secured Obligation, which may be required by statute, rule of law or otherwise to preserve Fannie Mae’s rights against the Waiving Borrower hereunder, including notice of acceptance, notice of any amendment of the Loan Documents evidencing the Other Borrower Secured Obligation, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the other Borrower of any obligation or indebtedness and all rights to require Fannie Mae to (i) proceed against the other Borrower, (ii) proceed against any general partner of the other Borrower, (iii) proceed against or exhaust any collateral held by Fannie Mae to secure the Other Borrower Secured Obligation, or (iv) if the other Borrower is a partnership, pursue any other remedy it may have against the other Borrower or any general partner of the other Borrower, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

(d) The Waiving Borrower understands that the exercise by Fannie Mae of certain rights and remedies contained in a Security Instrument executed by the other Borrower (such as a nonjudicial foreclosure sale) may affect or eliminate the Waiving Borrower’s right of subrogation against the other Borrower and that the Waiving Borrower may therefore incur a partially or totally nonreimburseable liability. Nevertheless, the Waiving Borrower hereby authorizes and empowers Fannie Mae to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of the Waiving Borrower that its waivers shall be absolute, independent and unconditional under any and all circumstances.

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(e) In accordance with Section 2856 of the California Civil Code, the Waiving Borrower also waives any right or defense based upon an election of remedies by Fannie Mae, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Fannie Mae to secure repayment of the Other Borrower Secured Obligation) destroys or otherwise impairs the subrogation rights of the Waiving Borrower to any right to proceed against the other Borrower for reimbursement, or both, by operation of Section 580d of the California Code of Civil Procedure or otherwise.

(f) In accordance with Section 2856 of the California Civil Code, the Waiving Borrower waives any and all other rights and defenses available to the Waiving Borrower by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses the Waiving Borrower may have by reason of protection afforded to the other Borrower with respect to the Other Borrower Secured Obligation pursuant to the antideficiency or other laws of the State of California limiting or discharging the Other Borrower Secured Obligation, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

(g) In accordance with Section 2856 of the California Civil Code and pursuant to any other Applicable Law, the Waiving Borrower agrees to withhold the exercise of any and all subrogation, contribution and reimbursement rights against Borrower, against any other person, and against any collateral or security for the Other Borrower Secured Obligation, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Other Borrower Secured Obligation has been indefeasibly paid and satisfied in full, all obligations owed to Fannie Mae under the Loan Documents have been fully performed, and Fannie Mae have released, transferred or disposed of all of their right, title and interest in such collateral or security.

(h) Each Borrower hereby irrevocably and unconditionally agrees that in the event that, notwithstanding Section 12.04(g) hereof, to the extent its agreement and waiver set forth in Section 12.04(g) is found by a court of competent jurisdiction to be void or voidable for any reason and such Borrower has any subrogation or other rights against any other Borrower, any such claims, direct or indirect, that such Borrower may have by subrogation rights or other form of reimbursement, contribution or indemnity, against any other Borrower or to any security or any such Borrower, shall be and such rights, claims and indebtedness are hereby deferred, postponed and fully subordinated in time and right of payment to the prior payment, performance and satisfaction in full of the Obligations. Until payment and performance in full with interest (including post-petition interest in any case under any chapter of the Bankruptcy Code) of the Obligations, each Borrower agrees not to accept any payment, or satisfaction of any kind, of Indebtedness of any other Borrower in respect of any such subrogation rights arising by virtue of payments made pursuant to this Article 12, and hereby assigns such rights or indebtedness to Fannie Mae, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of any such subrogation rights shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Fannie Mae, and any amount so collected should be turned over to Fannie Mae for application to the Obligations.

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(i) At any time without notice to the Waiving Borrower, and without affecting or prejudicing the right of Fannie Mae to proceed against the Collateral described in any Loan Document executed by the Waiving Borrower and securing the Other Borrower Secured Obligation, (i) the time for payment of the principal of or interest on, or the performance of, the Other Borrower Secured Obligation may be extended or the Other Borrower Secured Obligation may be renewed in whole or in part; (ii) the time for the other Borrower’s performance of or compliance with any covenant or agreement contained in the Loan Documents evidencing the Other Borrower Secured Obligation, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (iii) the maturity of the Other Borrower Secured Obligation may be accelerated as provided in the related Note or any other related Loan Document; (iv) the related Note or any other related Loan Document may be modified or amended by Fannie Mae and the other Borrower in any respect, including an increase in the principal amount; and (v) any security for the Other Borrower Secured Obligation may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Other Borrower Secured Obligation.

(j) It is agreed among each Borrower and Fannie Mae that all of the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the Loan Documents and that but for the provisions of this Article 12 and such waivers Fannie Mae would decline to enter into this Agreement.

(k) Waiving Borrower represents and warrants having established with other Borrower adequate means of obtaining, on an ongoing basis, such information as waiving Borrower may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Waiving Borrower assumes sole, continuing responsibility for obtaining such information from sources other than from Fannie Mae. Fannie Mae has no duty to provide any information to Waiving Borrower.

Section 12.05.	Joint and Several Obligation; Cross-Guaranty.

Notwithstanding anything contained in this Agreement or the other Loan Documents to the contrary (but subject to the last sentence of Section 12.02 and the provisions of Section 12.12), each Borrower shall have joint and several liability for all Obligations of the Loan secured by such Borrower’s Collateral Pool. Notwithstanding the intent of all of the parties to this Agreement that all Obligations of each Borrower with respect to a Collateral Pool under this Agreement and the other Borrower Loan Documents shall be joint and several Obligations of each Borrower subject to such Collateral Pool, each Borrower, on a joint and several basis, hereby irrevocably guarantees to Fannie Mae and its successors and assigns, the full and prompt payment of the Loan secured by such Borrower’s Collateral Pool (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations secured by such Borrower’s Collateral Pool owed or hereafter owing to Fannie Mae by each other Borrower owning a Mortgaged Property subject to the same Collateral Pool. Each Borrower agrees that its guaranty obligation hereunder is an unconditional guaranty of payment and performance and not merely a guaranty of collection. The Obligations of each Borrower under this Agreement shall not be subject to any counterclaim, set-off, recoupment, deduction, cross-claim or defense based upon any claim any Borrower may have against Fannie Mae or any other Borrower.

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Section 12.06.	No Impairment.

Each Borrower agrees that the provisions of this Article 12 are for the benefit of Fannie Mae and their successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Fannie Mae, the obligations of such other Borrower under the Loan Documents.

Section 12.07.	Election of Remedies.

(a) Fannie Mae, in its discretion, may (i) bring suit against any one or more Collateral Pool Borrower, jointly and severally, without any requirement that Fannie Mae first proceed against any other Borrower or any other Person; (ii) compromise or settle with any one or more Borrower, or any other Person, for such consideration as Fannie Mae may deem proper; (iii) release one or more Borrower, or any other Person, from liability; and (iv) otherwise deal with any Borrower and any other Person, or any one or more of them, in any manner, or resort to any of the Collateral at any time held by it for performance of the Obligations or any other source or means of obtaining payment of the Obligations, and no such action shall impair the rights of Fannie Mae to collect from any Borrower any amount guaranteed by any Borrower under this Article 12.

(b) If, in the exercise of any of its rights and remedies, Fannie Mae shall forfeit any of its rights or remedies, including its rights to enter a deficiency judgment against any Collateral Pool Borrower or any other Person, whether because of any Applicable Laws pertaining to “election of remedies” or the like, each Collateral Pool Borrower hereby consents to such action by Fannie Mae and waives any claim based upon such action, even if such action by Fannie Mae shall result in a full or partial loss or any rights of subrogation which each such Borrower might otherwise have had but for such action by Fannie Mae. Any election of remedies which results in the denial or impairment of the right of Fannie Mae to seek a deficiency judgment against any Collateral Pool Borrower shall not impair any other such Collateral Pool Borrower’s obligation to pay the full amount of the Obligations secured by the applicable Collateral Pool. In the event Fannie Mae shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or any of the Loan Documents, Fannie Mae may bid all or less than the amount of the Obligations secured by the applicable Collateral Pool and the amount of such bid need not be paid by Fannie Mae but shall be credited against the Obligations secured by the applicable Collateral Pool. The amount of the successful bid at any such sale, whether Fannie Mae or any other party is the successful bidder, shall be conclusively deemed to be fair market value of the Collateral secured by the applicable Collateral Pool and the difference between such bid amount and the remaining balance of the Obligations secured by the applicable Collateral Pool shall be conclusively deemed to be amount of the Obligations secured by the applicable Collateral Pool guaranteed under this Article 12, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Fannie Mae might otherwise be entitled but for such bidding at any such sale.

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Section 12.08.	Subordination of Other Obligations.

(a) Each Borrower hereby irrevocably and unconditionally agrees that all amounts payable from time to time to such Borrower by any other Borrower pursuant to any agreement, whether secured or unsecured, whether of principal, interest or otherwise, other than the amounts referred to in this Article 12 (collectively, the “Subordinated Obligations”), shall be and such rights, claims and indebtedness are, hereby deferred, postponed and fully subordinated in time and right of payment to the prior payment, performance and satisfaction in full of the Obligations; provided, however, that payments may be received by any Borrower in accordance with, and only in accordance with, the provisions of Section 12.08(b) hereof.

(b) Until the Obligations under all the Loan Documents and the Guaranty have been finally paid in full or fully performed and all the Loan Documents and the Guaranty for such Collateral Pool have been terminated, each such Collateral Pool Borrower irrevocably and unconditionally agrees it will not ask, demand, sue for, take or receive, directly or indirectly, by set-off, redemption, purchase or in any other manner whatsoever, any payment with respect to, or any security or guaranty for, the whole or any part of the Subordinated Obligations, and in issuing documents, instruments or agreements of any kind evidencing the Subordinated Obligations, each such Collateral Pool Borrower hereby agrees that it will not receive any payment of any kind on account of the Subordinated Obligations, so long as any of the Obligations under all the Loan Documents and the Guaranty are outstanding or any of the terms and conditions of any of the Loan Documents and the Guaranty are in effect; provided, however, that, notwithstanding anything to the contrary contained herein, if no Potential Event of Default or Event of Default or any other event or condition which would constitute an Event of Default after notice or lapse of time or both has occurred and is continuing under any of the Loan Documents and the Guaranty pertaining to such Collateral Pool, then (i) payments may be received by such Borrower in respect of the Subordinated Obligations in accordance with the stated terms thereof, and (ii) each such Borrower and Guarantor shall be permitted to make distributions in accordance with the terms of the applicable Organizational Documents. Except as aforesaid, each Borrower agrees not to accept any payment or satisfaction of any kind of indebtedness of any other Borrower in respect of the Subordinated Obligations and hereby assigns such rights or indebtedness to Fannie Mae, which assignment shall be of no further force and effect upon full satisfaction of the Obligations, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of Subordinated Obligations shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Fannie Mae, and any amount so collected shall be turned over to Fannie Mae upon demand.

Section 12.09.	Insolvency and Liability of Other Borrower.

So long as any of the Obligations are outstanding with respect to the applicable Collateral Pool, if a petition under any chapter of the Bankruptcy Code is filed by or against any Collateral Pool Borrower (the “Subject Borrower” for the purposes of Section 12.09, Section 12.10, Section 12.11 and Section 12.12 of this Agreement), each other Collateral Pool Borrower subject to such Collateral Pool (each, an “Other Borrower” for the purposes of Section 12.09, Section 12.10, Section 12.11 and Section 12.12 of this Agreement) agrees to file all claims against the

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Subject Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by the Subject Borrower and to assign to Fannie Mae all rights thereunder up to the amount of such indebtedness, which assignment shall be of no further force and effect upon full satisfaction of the Obligations. In all such cases, the Person or Persons authorized to pay such claims shall pay to Fannie Mae the full amount thereof and Fannie Mae agrees to pay such Other Borrower any amounts received in excess of the amount necessary to pay the Obligations of the Loan secured by such Borrower’s Mortgaged Property. Each Other Borrower hereby assigns to Fannie Mae all of such Borrower’s rights to all such payments to which such Other Borrower would otherwise be entitled but not to exceed the full amount of the Obligations. In the event that, notwithstanding the foregoing, any such payment shall be received by any Other Borrower before the Obligations shall have been finally paid in full, such payment shall be held in trust for the benefit of and shall be paid over to Fannie Mae upon demand. Furthermore, notwithstanding the foregoing, the liability of each Borrower hereunder shall in no way be affected by:

(a) the release or discharge of any Other Borrower in any creditors’, receivership, bankruptcy or other proceedings; or

(b) the impairment, limitation or modification of the liability of any Other Borrower or the estate of any Other Borrower in bankruptcy resulting from the operation of any present or future provisions of any chapter of the Bankruptcy Code or other statute or from the decision in any court.

Section 12.10.	Preferences, Fraudulent Conveyances, Etc.

If Fannie Mae is required to refund, or voluntarily refunds, any payment received from any Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including without limitation any judgment, order or decree of any court or administrative body having jurisdiction over any Borrower or any of its property, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, or any statement or compromise of any claim effected by Fannie Mae with any Borrower or any other claimant (a “Rescinded Payment”), then each Other Borrower’s liability to Fannie Mae shall continue in full force and effect, or each Other Borrower’s liability to Fannie Mae shall be reinstated and renewed, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Fannie Mae, notwithstanding the cancellation or termination of any of the Loan Documents, and regardless of whether Fannie Mae contested the order requiring the return of such payment. In addition, each Other Borrower shall pay, or reimburse Fannie Mae for, all expenses (including all reasonable attorneys’ fees, court costs and related disbursements) incurred by Fannie Mae in the defense of any claim that a payment received by Fannie Mae in respect of all or any part of the Obligations must be refunded. The provisions of this Section 12.10 shall survive the termination of the Borrower Loan Documents and any satisfaction and discharge of any Borrower by virtue of any payment, court order or any federal or state law.

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Section 12.11.	Maximum Liability of Each Borrower.

Notwithstanding anything contained in this Agreement or any of the Loan Documents to the contrary, if the obligations of any Borrower under this Agreement or any of the other Loan Documents or any Security Instruments granted by any Borrower are determined to exceed the reasonably equivalent value received by such Borrower in exchange for such obligations or grant of such Security Instruments under any Fraudulent Transfer Law (as hereinafter defined), then such liability of such Borrower shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under this Agreement or all the Other Loan Documents subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Borrower in respect of Indebtedness to any Other Borrower or any other Person that is an Affiliate of the Other Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Borrower in respect of the Obligations) and after giving effect (as assets) to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Borrower pursuant to Applicable Law or pursuant to the terms of any agreement including the Contribution Agreement.

Section 12.12.	Liability Cumulative.

The liability of each Borrower under this Article 12 is in addition to and shall be cumulative with all liabilities of such Borrower to Fannie Mae under this Agreement and all the other Loan Documents to which such Borrower is a party or in respect of any Obligations of any Other Borrower.

ARTICLE 13

MISCELLANEOUS PROVISIONS

Section 13.01.	Counterparts.

To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one (1) or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

Section 13.02.	Amendments, Changes and Modifications.

This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

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Section 13.03.	Payment of Costs, Fees and Expenses.

The applicable Collateral Pool Borrower shall pay, on demand, all reasonable third-party out-of-pocket fees, costs, charges or expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) incurred by Fannie Mae in connection with:

(a) Any amendment, consent, review or waiver to or requested under this Agreement or any of the Loan Documents and the Guaranty (whether or not any such amendments, consents or waivers are entered into) for such Collateral Pool.

(b) Defending or participating in any litigation arising from actions by third parties and brought against or involving Fannie Mae with respect to (i) any Mortgaged Property in such Collateral Pool, (ii) any event, act, condition or circumstance in connection with any Mortgaged Property in such Collateral Pool, or (iii) the relationship between Fannie Mae and such Borrower and Guarantor in connection with this Agreement or any of the transactions contemplated by this Agreement.

(c) The administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents and the Guaranty or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents and the Guaranty.

The applicable Collateral Pool Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents and the Guaranty or the Loans. However, such Borrower will not be obligated to pay any franchise, excise, estate, inheritance, income, excess profits or similar tax on Fannie Mae. Any attorneys’ fees and expenses payable by such Borrower pursuant to this Section 13.03 shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by Borrower pursuant to this Section 13.03, with interest thereon if not paid when due, shall become additional Indebtedness of such Borrower secured by the Loan Documents evidencing the Loan secured by Borrower’s Mortgaged Property. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Fannie Mae, of the interest rates in effect from time to time for each Loan unless collection from such Borrower of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from such Borrower under Applicable Law. The provisions of this Section 13.03 are cumulative with, and do not exclude the application and benefit to Fannie Mae of, any provision of any other Loan Document relating to any of the matters covered by this Section 13.03.

Section 13.04.	Payment Procedure.

All payments to be made to Fannie Mae pursuant to this Agreement or any of the Loan Documents and the Guaranty shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by Fannie Mae before 1:00 p.m. (Eastern Standard Time or Eastern Daylight Time, as applicable) on the date when due.

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Section 13.05.	Payments on Business Days.

In any case in which the date of payment to Fannie Mae or the expiration of any time period hereunder occurs on a day which is not a Business Day, then, unless expressly otherwise provided, such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

Section 13.06.	Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial.

NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS AND THE GUARANTY TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF BORROWER UNDER THIS AGREEMENT AND THE NOTES, GUARANTOR UNDER THE GUARANTY, AND BORROWER AND GUARANTOR UNDER THE OTHER LOAN DOCUMENTS AND THE GUARANTY, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (i) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (ii) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE UNIFORM COMMERCIAL CODE IN EFFECT FOR THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED AND (iii) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. BORROWER AND GUARANTOR AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS (OTHER THAN THE SECURITY INSTRUMENTS) OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN DISTRICT OF COLUMBIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN DISTRICT OF COLUMBIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS AND THE GUARANTY, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS

Master Credit Facility Agreement

Jupiter EQR Credit Facility

(OTHER THAN THE SECURITY INSTRUMENTS) OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS AND THE GUARANTY. BORROWER AND GUARANTOR IRREVOCABLY CONSENT TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS AND THE GUARANTY, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST BORROWER AND GUARANTOR AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION IN WHICH ANY MORTGAGED PROPERTY IS LOCATED. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER PERMITTED JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF DISTRICT OF COLUMBIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER AND GUARANTOR AND LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY BORROWER AND GUARANTOR TO PERSONAL JURISDICTION WITHIN THE DISTRICT OF COLUMBIA. BORROWER, GUARANTOR AND LENDER (A) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS AND THE GUARANTY TRIABLE BY A JURY AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, BORROWER AND GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER OR GUARANTOR THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION 13.06. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY BORROWER AND GUARANTOR UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY BORROWER’S AND GUARANTOR’S FREE WILL.

Section 13.07.	Severability.

In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction.

Section 13.08.	Notices.

(a) Manner of Giving Notice. Each notice, direction, certificate or other communication hereunder (in this Section 13.08 referred to collectively as “notices” and singly as a “notice”) which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:

(i) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);

Master Credit Facility Agreement

Jupiter EQR Credit Facility

(ii) sent by Federal Express (or other similar reputable overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);

(iii) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient’s telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (i) or (ii) above within two (2) Business Days) (any notice so delivered shall be deemed to have been received (A) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (B) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day);

addressed to the parties as follows:

As to each Borrower:	c/o Equity Residential
Two North Riverside Plaza, Suite 400
Chicago, Illinois 60606
Attention: General Counsel
Telephone: (312) 474-1300
Telecopier: (312) 454-0039

with a copy to:	c/o Equity Residential
Two North Riverside Plaza, Suite 400
Chicago, Illinois 0660
Attention: Chief Financial Officer
Telephone: (312) 474-1300
Telecopy: (312) 526-9252

And to:	Hogan Lovells US LLP
555 Thirteenth Street, N.W.
Washington, D.C. 20004
Attention: Lee E. Berner, Esq.
Telephone: (202) 637-6449
Telecopy: (202) 637-5910

As to Servicer:	Wells Fargo Multifamily Capital, Inc.
375 Park Avenue
Mail Code NY 4060
New York, New York 10152
	Attention:	David S. Kaplan
	Telecopy:	(212) 214-8461

Master Credit Facility Agreement

Jupiter EQR Credit Facility

As to Fannie Mae:	Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016-2899
	Attention:	Vice President for Multifamily Asset Management
	Telecopy No.:	(301) 280 2064

with a copy to:	Arent Fox LLP
1675 Broadway
New York, NY 10019
Attention: David L. Dubrow, Esq.
Telephone: (212) 484-3957
Facsimile.: (212) 484-3990

(b) Change of Notice Address. Any party may, by notice given pursuant to this Section 13.08, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.

Section 13.09.	Further Assurances and Corrective Instruments.

(a) Further Assurances. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Fannie Mae, Borrower may reasonably request and as may be required in the opinion of Fannie Mae or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

(b) Further Documentation. Without limiting the generality of subsection (a), in the event any further documentation or information is required by Fannie Mae to correct patent mistakes in the Loan Documents and the Guaranty, materials relating to the Title Insurance Policies or the funding of the Loans, Borrower shall provide, or cause to be provided to Fannie Mae, at its cost and expense, such documentation or information. Borrower shall execute and deliver to Fannie Mae such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents and the Guaranty as is reasonably required by Fannie Mae.

Section 13.10.	Term of this Agreement.

This Agreement shall continue in effect until the Facility Termination Date.

Master Credit Facility Agreement

Jupiter EQR Credit Facility

Section 13.11.	Assignments; Third-Party Rights.

No Borrower shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of Fannie Mae. Fannie Mae may assign its rights and obligations under this Agreement separately or together, without Borrower’s consent.

Section 13.12.	Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 13.13.	General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in Appendix I and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to “Articles,” “Sections,” “subsections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word “including” means “including, but not limited to.”

Section 13.14.	Interpretation.

The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents and the Guaranty. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents and the Guaranty or any amendment or supplement or exhibit hereto or thereto.

Section 13.15.	Standards for Decisions, Etc.

Unless otherwise provided herein, if Fannie Mae’s approval is required for any matter hereunder, such approval may be granted or withheld in Fannie Mae’s sole and absolute discretion. Unless otherwise provided herein, if Fannie Mae’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Fannie Mae’s sole and absolute discretion.

Master Credit Facility Agreement

Jupiter EQR Credit Facility

Section 13.16.	Decisions in Writing.

Any approval, designation, determination, selection, action or decision of Fannie Mae or Borrower must be in writing to be effective.

Section 13.17.	Supersedes Original Agreement.

This Agreement replaces and supersedes the Original Agreement in its entirety as it relates to the Loans.

Section 13.18.	USA Patriot Act.

Fannie Mae hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Fannie Mae to identify each Borrower in accordance with such Act.

Section 13.19.	All Asset Filings.

If Fannie Mae believes that an “all-asset” collateral description, as contemplated by Section 9-504(2) of the UCC, is appropriate as to any Collateral under any Loan Document, Fannie Mae is irrevocably authorized to use such a collateral description, whether in one or more separate filings or as part of the collateral description in a filing that particularly describes the Collateral.

Section 13.20.	Ratification; Conflict.

Except as expressly amended by the provisions of this Agreement or any other documents executed in connection with this Agreement, all of the Loan Documents and the Guaranty remain in full force and effect. If any provision of this Agreement is in conflict with any provision of any other Loan Document, the provision contained in this Master Agreement shall control and such conflicting provision or provisions of such other Loan Document shall be deemed to be amended hereby to the extent necessary to make such other provision consistent with this Agreement in all respects.

Section 13.21.	Special Provisions Regarding Payment of Interest on Imposition Deposits.

Notwithstanding anything in the Loan Documents to the contrary, including but not limited to Section 7(b) of each Security Instrument, Fannie Mae shall be required to pay Borrower any interest, earnings or profits on the Imposition Deposits at a rate per annum equal to the prevailing Federal Funds Target Rate less one-quarter of one percent (0.25%) and not the Federal Funds Effective Rate, as otherwise set forth in the Security Instruments. “Federal Funds Target Rate” shall mean, for any day, the rate per annum announced by the Federal Reserve Board as the “Federal Funds Target Rate.”

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER AGENT:

EQUITY RESIDENTIAL, a Maryland real estate investment trust, as Borrower Agent for:

COLLATERAL POOL 3 BORROWER:

SMITH PROPERTY HOLDINGS SIX (D.C.) L.P.,
a Delaware limited partnership

By:	Archstone DC 6 Holdings LLC,
a Delaware limited liability company, its member

	By:	Archstone DC Property Holdings LP,
a Delaware limited partnership, its sole member

		By:	Archstone 5 Holdings LP,
a Delaware limited partnership, its general partner

			By:	Archstone DC Investments 5-I LP,
a Delaware limited partnership, its general partner

				By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

					By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

						By:	Equity Residential,
a Maryland real estate investment trust, its general partner

							By:	/s/ Robert Garechana
							Name:	Robert Garechana
							Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN HOBOKEN I LLC,
a Delaware limited liability company

By:	Archstone Hoboken Holdings LLC,
a Delaware limited liability company, its sole managing member

	By:	DB Master Accommodation LLC,
a Delaware limited liability company, its sole managing member

		By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation, its sole managing member

			By:	/s/ Brenton J. Allen
			Name:	Brenton J. Allen
			Title:	President

			By:	/s/ Vickie Chaplin
			Name:	Vickie Chaplin
			Title:	Associate

ASN HOBOKEN II LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company, its sole managing member

	By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation, its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

Master Credit Facility Agreement

Jupiter EQR Credit Facility

SMITH PROPERTY HOLDINGS 4411 CONNECTICUT L.L.C.,
a Delaware limited liability company

By:	Archstone DC 6 Holdings LLC,
a Delaware limited liability company, its member

	By:	Archstone DC Property Holdings LP,
a Delaware limited partnership, its sole member

		By:	Archstone 5 Holdings LP,
a Delaware limited partnership, its general partner

			By:	Archstone DC Investments 5-I LP,
a Delaware limited partnership, its general partner

				By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

					By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

						By:	Equity Residential,
a Maryland real estate investment trust, its general partner

							By:	/s/ Robert Garechana
							Name:	Robert Garechana
							Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

SMITH PROPERTIES HOLDINGS PARC VISTA L.L.C.,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN MARINA LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN SEATTLE LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company, its sole managing member

	By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation, its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

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Jupiter EQR Credit Facility

ASN SANTA CLARA LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN SANTA MONICA LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

SMITH PROPERTY HOLDINGS WATER PARK TOWERS L.L.C.,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE CAMARGUE I LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE CAMARGUE II LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE CAMARGUE III LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its managing member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN SAN MATEO LLC,
a Delaware limited liability company

By:	Archstone San Mateo Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

		By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

			By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

				By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

					By:	Equity Residential,
a Maryland real estate investment trust, its general partner

						By:	/s/ Robert Garechana
						Name:	Robert Garechana
						Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE SOUTH MARKET LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN FAIRCHASE LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE FAIRCHASE II LLC,
a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

SMITH PROPERTY HOLDINGS VAN NESS L.P.,
a Delaware limited partnership

By:	Archstone DC 5 Holdings LLC,
a Delaware limited liability company, its member

	By:	Archstone DC Property Holdings LP,
a Delaware limited partnership, its sole member

		By:	Archstone 5 Holdings LP,
a Delaware limited partnership, its general partner

			By:	Archstone DC Investments 5-I LP,
a Delaware limited partnership, its general partner

				By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

					By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

						By:	Equity Residential,
a Maryland real estate investment trust, its general partner

							By:	/s/ Robert Garechana
							Name:	Robert Garechana
							Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

COLLATERAL POOL 4 BORROWER:

SMITH PROPERTY HOLDINGS THREE (D.C.) L.P.,
a Delaware limited partnership

By:	Archstone CCP Inc.,
a Delaware corporation, its general partner

	By:	/s/ Robert Garechana
	Name:	Robert Garechana
	Title:	Vice President – Treasurer

SMITH PROPERTY HOLDINGS ALBAN TOWERS, L.L.C., a Delaware limited liability company

By:	Archstone DC 7 Holdings LLC,
a Delaware limited liability company, its member

	By:	Archstone DC Investments 7 LLC,
a Delaware limited liability company, its sole member

		By:	Archstone DC Investments 7-I LP,
a Delaware limited partnership, its member

			By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

				By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

					By:	Equity Residential,
a Maryland real estate investment trust, its general partner

						By:	/s/ Robert Garechana
						Name:	Robert Garechana
						Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ALBAN TOWERS, L.L.C.,
a District of Columbia limited liability company

By:	Smith Property Holdings Alban Towers, L.L.C.,
a Delaware limited liability company, its sole member

	By:	Archstone DC 7 Holdings LLC,
a Delaware limited liability company, its member

		By:	Archstone DC Investments 7 LLC,
a Delaware limited liability company, its sole member

			By:	Archstone DC Investments 7-I LP,
a Delaware limited partnership, its member

				By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

					By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

						By:	Equity Residential,
a Maryland real estate investment trust, its general partner

							By:	/s/ Robert Garechana
							Name:	Robert Garechana
							Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ASN CAMBRIDGEPARK LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

ARCHSTONE COLUMBIA CROSSING LLC, a Delaware limited liability company

By:	Archstone Master Property Holdings LLC,
a Delaware limited liability company, its sole member

	By:	Lexford Properties, L.P.,
an Ohio limited partnership, its managing member

		By:	Lexford Partners, L.L.C.,
an Ohio limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE ARLINGTON COURTHOUSE PLAZA LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE MARINA DEL REY-I LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

ARCHSTONE MARINA DEL REY-II LLC, a Delaware limited liability company

By:	Smith Property Holdings Columbia Road L.P.,
a Delaware limited partnership, its sole member

	By:	Archstone Master Holdings GP LLC,
a Delaware limited liability company, its general partner

		By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

			By:	Equity Residential,
a Maryland real estate investment trust, its general partner

				By:	/s/ Robert Garechana
				Name:	Robert Garechana
				Title:	Senior Vice President – Treasurer

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARCHSTONE PLAYA DEL REY LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

ARCHSTONE GLENDALE LLC, a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

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ARCHSTONE HARBORSIDE LLC,
a Delaware limited liability company

By:	Archstone Master Holdings LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

EQR-DUPONT CORCORAN, LLC, a Delaware limited liability company

By:	EQR-District Holding, LLC,
a Delaware limited liability company, its sole member

	By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its managing member

		By:	Equity Residential,
a Maryland real estate investment trust, its general partner

			By:	/s/ Robert Garechana
			Name:	Robert Garechana
			Title:	Senior Vice President – Treasurer

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ASN MURRAY HILL LLC,
a Delaware limited liability company

By:	DB Master Accommodation LLC,
a Delaware limited liability company,
its sole managing member

	By:	DB Like-Kind Exchange Services Corp.,
a Delaware corporation,
its sole managing member

		By:	/s/ Brenton J. Allen
		Name:	Brenton J. Allen
		Title:	President

		By:	/s/ Vickie Chaplin
		Name:	Vickie Chaplin
		Title:	Associate

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EQR – SILVER SPRING GATEWAY RESIDENTIAL LLC,
a Delaware limited liability company

By:	EQR-Silver Spring Gateway, LLC,
a Delaware limited liability company, its sole member

	By:	EQR Acquisitions, LP,
a Delaware limited partnership, its sole member

		By:	EQR-Acquisitions GP, LLC,
a Delaware limited liability company, its general partner

			By:	ERP Operating Limited Partnership,
an Illinois limited partnership, its sole member

				By:	Equity Residential,
a Maryland real estate investment trust, its general partner

					By:	/s/ Robert Garechana
					Name:	Robert Garechana
					Title:	Senior Vice President – Treasurer

EQR–PEGASUS APARTMENTS, LP, a Delaware limited partnership

By:	ERP-QRS Glenlake Club, Inc.,
an Illinois corporation, its general partner

	By:	/s/ Robert Garechana
	Name:	Robert Garechana
	Title:	Vice President – Treasurer

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LENDER:

FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:	/s/ Manuel Menendez, Jr.
Name:	Manuel Menendez, Jr.
Title:	Senior Vice President

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SCHEDULE I

BORROWERS

POOL 3

ASN Santa Monica LLC, a Delaware limited liability company

Archstone Camargue I LLC, a Delaware limited liability company

Archstone Camargue II LLC, a Delaware limited liability company

Archstone Camargue III LLC, a Delaware limited liability company

ASN San Mateo LLC, a Delaware limited liability company

Archstone South Market LLC, a Delaware limited liability company

ASN Fairchase LLC, a Delaware limited liability company

Archstone Fairchase II LLC, a Delaware limited liability company

Smith Property Holdings Van Ness L.P., a Delaware limited partnership

ASN Hoboken I LLC, a Delaware limited liability company

ASN Hoboken II LLC, a Delaware limited liability company

ASN Santa Clara LLC, a Delaware limited liability company

Smith Property Holdings Parc Vista L.L.C., a Delaware limited liability company

Smith Property Holdings Water Park Towers L.L.C., a Delaware limited liability company

Smith Property Holdings Six (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings 4411 Connecticut L.L.C., a Delaware limited liability company

ASN Seattle LLC, a Delaware limited liability company

ASN Marina LLC, a Delaware limited liability company

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Schedule I-1

POOL 4

Archstone Playa Del Rey LLC, a Delaware limited liability company

Smith Property Holdings Three (D.C.) L.P., a Delaware limited partnership

Smith Property Holdings Alban Towers, L.L.C., a Delaware limited liability company

Alban Towers, L.L.C., a District of Columbia limited liability company

Smith Property Holdings Three (D.C.) L.P., a Delaware limited partnership

ASN CambridgePark LLC, a Delaware limited liability company

Smith Property Holdings Three (D.C.) L.P., a Delaware limited partnership

Archstone Columbia Crossing LLC, a Delaware limited liability company

Archstone Arlington Courthouse Plaza LLC, a Delaware limited liability company

Archstone Marina Del Rey-I LLC, a Delaware limited liability company

Archstone Marina Del Rey-II LLC, a Delaware limited liability company

EQR–Silver Spring Gateway Residential, LLC, a Delaware limited liability company

EQR-Pegasus Apartments, LP, a Delaware limited partnership

Archstone Glendale LLC, a Delaware limited liability company

Archstone Harborside LLC, a Delaware limited liability company

EQR-Dupont Corcoran, LLC, a Delaware limited liability company

ASN Murray Hill LLC, a Delaware limited liability company

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Schedule I-2

APPENDIX I

DEFINITIONS

For all purposes of the Agreement, the following terms shall have the respective meanings set forth below:

“Additional Borrower” means the owner of a Substitute Mortgaged Property, which entity shall be a Single-Purpose Delaware limited liability company or Delaware limited partnership that is not a Prohibited Person, and (i) either (a) has as its managing or sole member or sole or managing general partner either ERPOP or a Delaware limited liability company, a Delaware limited partnership or a Delaware corporation at least ninety-nine percent (99%) owned, directly or indirectly (exclusive of preferred unit interests existing on the Effective Date), directly or indirectly, by ERPOP and (in the case of a limited liability company) managed by ERPOP, or (b) is not owned, directly or indirectly, by a Prohibited Person, and has been approved by Fannie Mae, and (ii) becomes a Borrower under the Agreement and the applicable Loan Documents.

“Additional Collateral” means (a) a Letter of Credit that satisfies the requirements of Section 6.27, to the extent applicable or otherwise on terms and conditions satisfactory to Fannie Mae, (b) cash collateral deposited with Fannie Mae or its designee and otherwise held in an interest bearing account (or such other type of account as Borrower and Fannie Mae may approve), in a manner approved by Fannie Mae in its discretion, and/or (c) Permitted Investments delivered to Fannie Mae or its designee and otherwise held by such party pursuant to the terms of documentation acceptable to Fannie Mae in its reasonable discretion.

“Additional Due Diligence Fees” means the due diligence fees paid by the applicable Collateral Pool Borrower to Fannie Mae with respect to each Substitute Mortgaged Property, as set forth in Section 8.03(b).

“Additional Guarantor” shall mean any entity which entity is not a Prohibited Person, nor owned, directly or indirectly, by a Prohibited Person, and which entity enters into a confirmation and joinder agreement as provided in the Guaranty and, with regard to any concurrent transfer, such transfer shall not cause a Change of Control.

“Adjustable Rate” has the meaning set forth in each Variable Loan Note evidencing a Variable Loan (which rate includes the Variable Loan Fee).

“Affiliate” or “Affiliated” means, when used with reference to a specified Person, (a) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (b) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (c) any Person that, directly or indirectly, is the beneficial owner of ten percent (10%) or more (or, solely if the specified Person is ERPOP or EQR, twenty percent (20%) or more) of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person or of which the specified Person is, directly or

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indirectly, the owner of ten percent (10%) or more of any class of equity securities or in which the specified Person has a substantial beneficial interest, and (d) for the specified Person, any of the individual’s spouse, issue, parents, siblings and a trust for the benefit of the individual’s spouse or issue, or both. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, ownership interests or by contract or otherwise.

“Aggregate Debt Service Coverage Ratio” means, with respect to any Collateral Pool for any specified date, the ratio (expressed as a percentage) of—

(a)	the aggregate of the Net Operating Income for the Mortgaged Properties in such Collateral Pool to

(b)	the Debt Service for such Collateral Pool on the specified date.

“Aggregate Loan to Value Ratio” means, with respect to any Collateral Pool for any specified date, the ratio (expressed as a percentage) of—

(a)	the Loans Outstanding secured by the Mortgaged Properties in such Collateral Pool on the specified date,

to

(b)	the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties in such Collateral Pool.

“Agreement” means this Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to the Agreement, each of which is hereby incorporated into the Agreement by this reference.

“Allocable Loan Amount” means the portion of the Loans secured by a Collateral Pool allocated to a particular Mortgaged Property by Fannie Mae in accordance with the Agreement.

“Alterations” shall have the meaning set forth in Section 6.09.

“AMDR Ground Lease” shall have the meaning set forth in Section 6.32(a).

“Amortization Period” means the period of thirty (30) years.

“Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority

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affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws (as defined in the Security Instrument), (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of the Borrower’s insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by the Agreement or any of the other Loan Documents and the Guaranty.

“Appraisal” means an appraisal of Multifamily Residential Property conforming to the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

“Appraised Value” means the value set forth in an Appraisal.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect, or any successor statute.

“Borrower” shall have the meaning given to such term in the preamble to this Agreement.

“Borrower Agent” shall have the meaning set forth in Section 12.03(a).

“Borrower Parties” means, with respect to any Collateral Pool, the applicable Collateral Pool Borrower, each Guarantor, the general partner or managing member of each applicable Collateral Pool Borrower and each Ultimate Owner.

“Borrower Party” shall mean any of the Borrower Parties, individually.

“Borrower Party Representatives” shall have the meaning set forth in Section 6.03(j).

“Business Day” means a day on which Fannie Mae is open for business.

“Calendar Quarter” means, with respect to any year, any of the following three month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December.

“Calendar Year” means the 12-month period from the first day of January to and including the last day of December, and each 12-month period thereafter.

“Cap Rate” means, for each Mortgaged Property, subject to Section 2.04(c) of the Agreement, a capitalization rate reasonably selected by Fannie Mae for use in determining the Valuations, as disclosed to Borrower from time to time.

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“Cash Collateral Account” means the cash collateral account established pursuant to the Cash Collateral Agreement.

“Cash Collateral Agreement” means a cash collateral, security and custody agreement by and among Fannie Mae, Borrower and a collateral agent for Fannie Mae.

“Cash Equivalents” means Permitted Investments having maturities of not more than twelve (12) months from the date of acquisition of such Permitted Investments.

“Cash Flow Sweep” shall have the meaning set forth in Section 1.07.

“Certificate of Borrower” shall mean a certificate in substantially the same form and substance as the Certificate of Borrower delivered by Borrower on the Closing Date.

“Change of Control” means the Transfer of a Controlling Interest.

“Closing Date” means each date after the Effective Date on which a transaction requested in a Request is required to take place.

“Collateral” means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower’s obligations under the Loan Documents.

“Collateral Agreement” means any separate agreement between Borrower and Fannie Mae for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Fannie Mae which provide for the establishment of any other fund, reserve or account.

“Collateral Event” means a Request for an Extension, Release, or Substitution, an Event of Default or other event which may invalidate the outstanding Allocable Loan Amounts or other Collateral Pool determinations.

“Collateral Pool” means individually and collectively, all of the Collateral that secures a Loan. The Collateral Pools are identified on Exhibit A of the Agreement.

“Collateral Pool Borrower” means individually and collectively, each Borrower that owns Collateral that is a part of such Collateral Pool (each of which may be referred to a “Collateral Pool (APPLICABLE POOL NUMBER) Borrower,” i.e., each Borrower that owns collateral that is part of Collateral Pool 3 may be referred to as a Collateral Pool 3 Borrower).

“Common Area Site Unit” shall have the meaning set forth in Section 6.31(a).

“Compliance Certificate” means a certificate of Borrower substantially in the form of Exhibit F to the Agreement.

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“Condemnation”, with respect to any Mortgaged Property, means (a) any action or proceeding for the taking of the Mortgaged Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other similar manner or (b) the conveyancing of any Mortgaged Property under the threat or contemplation of any action or proceeding described in clause (a).

“Confirmation of Guaranty” means a confirmation of the Guaranty executed by Guarantor in connection with any Request after the Initial Closing, substantially in the form of Exhibit E to the Agreement.

“Contribution Agreement” means a Contribution Agreement by and among Borrower and any Additional Borrowers, as the same may be amended, modified or supplemented from time to time.

“Control Party” means any party (other than ERPOP or EQR) that controls the decisions of an Additional Borrower.

“County” shall have the meaning set forth in Section 6.29(a).

“Coverage and LTV Tests” mean, for any Collateral Pool for any specified date, each of the following financial tests:

(1) For any Collateral Pool that secures a Variable Loan, (a) the Aggregate Debt Service Coverage Ratio is not less than, 0.95:1.0; and (b) the Aggregate Loan to Value Ratio does not exceed sixty-five percent (65%).

(2) For any Collateral Pool that secures a Fixed Loan, (a) the Aggregate Debt Service Coverage Ratio is not less than, during the first three Loan Years, 0.95:1.0; during the fourth and fifth Loan Years, 1:0:1.0; during the sixth and seventh Loan Years, 1.05:1.0, and during the eighth through tenth Loan Years, 1:10:1.0; and (b) the Aggregate Loan to Value Ratio does not exceed sixty-five percent (65%).

“Credit Facility” means, collectively, the Variable Loans and Fixed Loans outstanding under this Agreement.

“Debt Service” means, for any Collateral Pool, –

(a) [Intentionally Deleted]

(b) (1) For use in determining the Aggregate Debt Service Coverage Ratio, for purposes of determining compliance with the Coverage and LTV Tests, (2) for use in determining the Release Price pursuant to Section 3.02(c) of the Agreement and for any other determination to be made under Section 3.02 of the Agreement, (3) for use in determining compliance with the Substitution provisions in Section 3.03, (4) for other ongoing monitoring purposes pursuant to Section 2.04(b) of the Agreement, (5) for use in

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determining the percentage of Cash Flow Sweep pursuant to Section 1.07(a)( or (b) of the Agreement, and (6) for all other monitoring and compliance purposes, as of any specified date, the sum of the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Loans Outstanding on the specified date, except that, for these purposes:

(i) each Variable Loan shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to the Strike Rate (as defined in the relevant Interest Rate Hedge and Hedge Security Agreement) in an amount necessary to fully amortize the original principal amount of the Variable Loan over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and

(ii) each Fixed Loan shall require level monthly payments of principal and interest (at the interest rate set forth in the applicable Fixed Loan Note for such Fixed Loan) in an amount necessary to fully amortize the original principal amount of the Fixed Loan over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period.

(c) For use in determining the Aggregate Debt Service Coverage Ratio for purposes of determining compliance with the Interest Rate Hedge and Hedge Security Agreement, as of any specified date, the sum of the amount of interest and principal amortization that would be payable during the twelve (12) month period immediately succeeding the specified date, with respect to the amount of the Variable Loan Outstanding, except that, for these purposes, the Variable Loan shall be deemed to require level monthly payments of principal and interest at an interest rate equal to the Adjustable Rate.

(d) For use in determining whether the requirements of Section 1.05(c) and Section 1.06(c) have been satisfied, as of any specified date, the sum of the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Loans Outstanding on the specified date, except that, for these purposes each applicable Loan shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to the Strike Rate (as determined pursuant to Section 1.09)) in an amount necessary to fully amortize the original principal amount of the Loan over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period

“Debt Service Coverage Ratio” means, for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —

(a) the Net Operating Income utilizing expenses on a trailing twelve (12) month basis and income on a current basis, with such adjustments as Fannie Mae may make for similar loans anticipated to be purchased by Fannie Mae for the subject Mortgaged Property to

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(b) the Debt Service on the specified date, assuming, for the purpose of calculating the Debt Service for this definition, that Loans Outstanding shall be the Allocable Loan Amount for the subject Mortgaged Property.

“DESOS” shall have the meaning set forth in Section 6.30.

“Effective Date” shall have the meaning set forth in the opening paragraph.

“Environmental Claim” means any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) by any person or entity for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property.

“EQR Party” means each of Borrower, ERPOP, EQR or any Control Party and “EQR Parties” means all such Persons, collectively.

“EQR” means Equity Residential, a Maryland real estate investment trust

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“ERPOP” means ERP Operating Limited Partnership, an Illinois limited partnership.

“Event of Default” means any event defined to be an “Event of Default” under Article 9.

“Excess Cash Flow” means Gross Revenues derived from all Mortgaged Properties in the applicable Collateral Pool in excess of the sum of (i) amounts required from time to time to timely make all regular payments due under the applicable Note, (ii) any and all other indebtedness, obligations and liabilities of the applicable Collateral Pool Borrower permitted under the Loan Documents, (iii) reasonable and customary operating costs and expenses of the Mortgaged Property, (iv) reasonable reserves for working capital and future payment of taxes, insurance and replacements with respect to the Mortgaged Properties and (v) reasonable capital expenditures.

“Exculpated Parties” shall have the meaning set forth in Section 12.01(a).

“Extension” shall mean any extension set forth in Section 1.05 or Section 1.06.

“Extension Notice” means written notice from the applicable Collateral Pool Borrower to Fannie Mae requesting an Extension.

“Facility Termination Date” means, at any time during which Loans are Outstanding, the latest maturity date for any Loan Outstanding.

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“Fannie Mae” means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. § 1716 et seq.

“Fannie Mae Commitment” shall have the meaning set forth in Section 1.08(a)(iii).

“Fixed Loan” means a fixed-rate loan made to a Collateral Pool Borrower each of which is or shall be evidenced by a Fixed Loan Note.

“Fixed Loan Note” means a promissory note which was issued by the applicable Collateral Pool Borrower concurrently with the funding of each Fixed Loan to evidence such Collateral Pool Borrower’s obligation to repay the Fixed Loan, each as amended, modified, supplemented, consolidated or restated from time to time.

“Fraudulent Transfer Laws” shall have the meaning set forth in Section 12.11.

“GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied.

“Gateway” shall have the meaning set forth in Section 6.31(a).

“General Conditions” shall have the meaning set forth in Article 4.

“Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

“Governmental Authority” means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

“Gross Cash Flow” means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g., temporary or nonrecurring income), income not allowed under the Underwriting and Servicing Requirements (e.g., interest income, furniture income, etc.), and the value of any unreflected concessions.

“Gross Revenues” means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g. temporary or nonrecurring income), income not allowed by Fannie Mae for similar loans anticipated to be purchased by Fannie Mae (e.g. interest income, furniture income, etc.), and the value of any unreflected concessions.

“Guarantor” means, individually and collectively, ERP Operating Limited Partnership and any Additional Guarantor.

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“Guaranty” means individually and collectively, (i) the Guaranty (Pool 3) and the Guaranty (Pool 4) (collectively, the “Pool Guaranties”) executed and delivered by Guarantor as of the Effective Date, (ii) the Master Guaranty and Indemnity Agreement executed and delivered by Guarantor as of the Effective Date, and (iii) any other guaranties that may be executed and delivered by Guarantor in substantially the same form as the Pool Guaranties following the Effective Date.

“Hazardous Materials,” with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

“Hazardous Materials Law,” with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

“Hazardous Substance Activity” means, with respect to any Mortgaged Property, any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on such Mortgaged Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from such Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on such Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

“Hedge Security Agreement” means the Interest Rate Hedge Security, Pledge and Assignment Agreement between the Borrower and Fannie Mae, for the benefit of Fannie Mae, in the form attached as Exhibit O to this Agreement as such agreement may be amended, modified, supplemented or restated from time to time.

“Highest Rating Category” means, with respect to a Permitted Investment, that the Permitted Investment is rated by S&P or Moody’s in the highest rating given by that rating agency for that general category of security.

“HOA” shall have the meaning set forth in Section 6.31(a).

“Impositions” and “Imposition Deposits” shall have the meaning set forth in the Security Instrument.

“Indebtedness” means, with respect to any Person, as of any specified date, without duplication, all:

(a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such person has a non-contingent contract to purchase such property, or (iii) amounts to be paid by such Person, in performance stages or upon completion, pursuant to a written contract for the making of capital improvements to a Mortgaged Property permitted by this Agreement or the other Loan Documents);

(b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;

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(c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;

(d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the District of Columbia) issued or created for the account of such Person;

(e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and

(f) as to any Person (“guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (“primary obligations”) of any third person (“primary obligor”) in any manner, whether directly or indirectly (without double counting), including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith. Notwithstanding the foregoing, nothing in this subsection (f) shall preclude the obligations with respect to any Borrower in connection with the Loans.

“Initial Mortgaged Properties” means the Multifamily Residential Properties described on Exhibit A to this Agreement and are part of a Collateral Pool as of the Effective Date.

“Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to a Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to the Agreement.

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“Insurance Policy” means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.

“Interest Rate Hedge” shall have the meaning set forth in Section 1.09.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final or temporary.

“Issuer” shall have the meaning set forth in Section 4.08(a).

“Key Principal” means Guarantor and any person or entity who becomes a Key Principal after the date of this Instrument and is identified as such in an amendment or supplement to this Instrument.”

“Lease” means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Fannie Mae” shall have the meaning set forth in the first paragraph of the Agreement, and shall also refer to any replacement Fannie Mae.

“Letter of Credit” means a letter of credit (i) issued by an issuer that meets and continues to meet Fannie Mae’s requirements for ratings of issuers of acceptable letters of credit as set forth in the Underwriting and Servicing Requirements (the “Rating Requirements”), (ii) complying with all other requirements for letters of credit contained in the Underwriting and Servicing Requirements (including the furnishing of an opinion of issuer’s counsel relating to the issuer and the letter of credit) and (iii) with a term of at least 364 days. The term “Letter of Credit” shall also include any replacement letter of credit, and any amendment or renewal of the letter of credit or the replacement letter of credit, meeting the requirements of this definition. If Borrower at any time provides a confirming letter of credit, a replacement confirming letter of credit or an amendment or renewal of the confirming letter of credit or the replacement confirming letter of credit, the same shall meet the requirements of this definition, and the term “Letter of Credit” shall also include the confirming letter of credit as so amended, renewed or replaced.

“Lexford Partnership” means Lexford Properties, L.P., an Ohio limited partnership.

“Lien” means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).

“Loan” means a Variable Loan and/or a Fixed Loan.

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“Loan Amount” means, for any Loan, the outstanding principal amount of the Loan made to a Collateral Pool Borrower. The amount of the Loan to each Collateral Pool Borrower, as of the Effective Date, is shown on Exhibit A to the Agreement.

“Loan Document Taxes” shall have the meaning set forth in Section 6.10.

“Loan Documents” means with respect to any Collateral Pool, the Agreement, the Notes, the Security Documents, all documents executed by a Collateral Pool Borrower or Guarantor pursuant to the General Conditions set forth in Article 4 of the Agreement and any other documents executed by a Collateral Pool Borrower or Guarantor from time to time in connection with the Agreement or the transactions contemplated by the Agreement, except the Guaranty.

“Loan to Value Ratio” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —

(a) the Allocable Loan Amount of the subject Mortgaged Property on the specified date,

to

(b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.

“Loan Year” means the twelve (12) month period from the first day of the first calendar month after the Effective Date to and including the last day before the first anniversary of the Effective Date, and each twelve (12) month period thereafter.

“Master Lease” means, individually and collectively, any lease of an entire Mortgaged Property to a single tenant, which Master Lease and the tenant thereunder shall be satisfactory to Fannie Mae.

“Master Tenant” means the tenant of the Improvements under one or more Master Leases.

“Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of Borrower or Guarantor, (b) the present or future ability of Borrower or Guarantor to perform the Obligations for which it is liable, (c) the validity, priority, perfection or enforceability of the Agreement or any other Loan Document or the rights or remedies of Fannie Mae under any Loan Document, or (d) the value of, or Fannie Mae’s ability to have recourse against, any Mortgaged Property.

“Material Adverse Impact” means any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act

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or acts, condition or conditions, or circumstance or circumstances, whether or not related, that could reasonably be expected to have a material adverse change in or a materially adverse effect upon any of: (a) the value, financial condition, operations, property or business of any Mortgaged Property; (b) Fannie Mae’s ability to have recourse against any Mortgaged Property; (c) the rights and remedies of Fannie Mae under any Loan Documents and the Guaranty or under this Agreement or the present or future ability of Borrower to perform the Obligations; or (d) the validity, priority, perfection or enforceability of any Security Instrument, this Agreement or any other Loan Document or the rights or remedies of Fannie Mae under any Loan Document.

“MBS” has the meaning set forth in Section 6.13(b)(vii)(F).

“Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.

“Mortgaged Properties” means, collectively, the Substitute Mortgaged Properties and the Initial Mortgaged Properties, but excluding each Release Mortgaged Property from and after the date of its release from a Collateral Pool.

“Multifamily Residential Property” means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Fannie Mae for similar loans anticipated to be purchased by Fannie Mae.

“Net Operating Income” means, for any specified period, with respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by a Borrower or an Affiliate of a Borrower for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was owned by a Borrower or an Affiliate of a Borrower shall be the Mortgaged Property’s net operating income determined by Fannie Mae in accordance with the underwriting procedures set forth by Fannie Mae for similar loans anticipated to be purchased by Fannie Mae.

“Note” means any Fixed Loan Note and/or Variable Loan Note.

“Obligations” means the aggregate of the obligations of a Collateral Pool Borrower and Guarantor under the Agreement and the other Loan Documents and the Guaranty.

“OMDR Ground Lease” shall have the meaning set forth in Section 6.29(a).

“One-Month LIBOR Rate” means the British Bankers Association fixing of the London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits as reported by Telerate through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Fannie Mae will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

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Appendix I-13

“Operating Expenses” means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by Fannie Mae based on the certified operating statement for such specified period as adjusted to provide for the following: (i) all appropriate types of expenses, including a management fee and deposits to the Replacement Reserves (whether funded or not), are included in the total operating expense figure; (ii) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (iii) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.).

“Organizational Certificate” means, collectively, certificates from Borrower and Guarantor to Fannie Mae, in the form of Exhibit G-1 through G-3 to the Agreement, certifying as to certain organizational matters with respect to each Borrower and Guarantor.

“Organizational Documents” means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

“Other Borrower” shall have the meaning set forth in Section 12.09 of the Agreement.

“Other Borrower Secured Obligation” shall have the meaning set forth in Section 12.04.

“Outstanding” means, when used in connection with promissory notes, other debt instruments or Loans, for a specified date, promissory notes or other debt instruments which have been issued, or Loans which have been made, to the extent not repaid in full as of the specified date.

“Ownership Interests” means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

“Permits” means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower’s business.

“Permitted Investments” means one or more of the following:

(i)	Cash;

(ii)	Government or U.S. Treasury securities of any maturity rated in the Highest Rating Category;

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(iii)	Fannie Mae, Freddie Mac and Ginnie Mae agency mortgage-backed securities (single family or multifamily), provided that the value allocated to such securities will be discounted by three percent (3%);

(iv)	Money market funds pre-approved in writing by Fannie Mae with an investment objective that is limited to government or U.S. Treasury securities rated in the Highest Rating Category; or

(v)	Any other investment approved in writing by Fannie Mae.

“Permitted Liens” means, with respect to a Mortgaged Property:

(i)	the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by Fannie Mae;

(ii)	Liens securing Obligations to Fannie Mae, including the Lien of the Security Instrument encumbering the Mortgaged Property;

(iii)	Liens for taxes not yet delinquent;

(iv)	Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen’s, mechanics’, warehousemen’s, carriers’, landlords’ and other nonconsensual statutory Liens which (A) are not yet due and payable or (B) are released of record, bonded over or otherwise remedied to Fannie Mae’s satisfaction within sixty (60) days of the date of commencement of enforcement of any such Lien or before such earlier date on which Borrower’s interest in the applicable property is subject to forfeiture by enforcement of any such Lien;

(v)	Subject to (1) the provisions of Section 20 of the Security Instrument and (2) Borrower providing Fannie Mae with a copy of each document within sixty (60) days of the later of (x) the execution of such document, and (y) the date such document is recorded: easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title, licenses or lease agreements for laundry, cable television, telephone and other similar Liens which, in the aggregate, do not materially reduce the value of the Mortgaged Property or materially interfere with the operation and use of, or the ordinary conduct of the business on, the Mortgaged Property (provided that any laundry or cable television licenses or leases shall not be a Permitted Lien if it does not comply with Fannie Mae’s requirement for similar loans anticipated to be purchased by Fannie Mae). Notwithstanding the foregoing, to the extent any of the foregoing items could reasonably be deemed to adversely affect (on an aggregate basis) the value of the Mortgaged Property by more than the lesser of (A) $1,000,000 and (B) ten percent (10%) of the value of the Mortgaged Property, such item shall not be considered a Permitted Lien and shall require Fannie Mae’s prior written consent.

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(vi)	any other Liens expressly permitted by the Loan Documents (including any delinquent tax Liens being contested in accordance with the terms of the Security Instrument); and

(vii)	any other Liens approved by Fannie Mae.

“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

“Pool Termination Date” means, at any time during which the Loans are Outstanding with respect to a particular Collateral Pool, the latest maturity date for any Loan Outstanding, taking into account any Extensions permitted under Section 1.05 and Section 1.06.

“Potential Event of Default” means with respect to a particular Collateral Pool any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

“Prohibited Person” means (i) a Person that is the subject of, whether voluntary or involuntary, any case, proceeding or other action against such Person under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, liquidation, rehabilitation, receivership, or relief of debtors, or (ii) any Person with whom Fannie Mae is prohibited from doing business pursuant to any law, rule, regulation, judicial proceeding or administrative directive, or (iii) any Person identified on the federal “Excluded Parties List System,” the federal “Office of Foreign Assets and Control Specially Designated Nationals and Blocked Persons” list, the U.S. Department of Housing and Urban Development’s “Limited Denial of Participation, HUD Funding Disqualifications and Voluntary Abstentions List,” or on Fannie Mae’s “Multifamily Applicant Experience Check,” each of which may be amended from time to time and any successor or replacement thereof, or (iv) a Person that is determined by Fannie Mae to pose an unacceptable credit risk due to the aggregate amount of debt of such Person owned by Fannie Mae, or (v) a Person that has caused any unsatisfactory experience of a material nature with Fannie Mae, such as a default, fraud, intentional misrepresentation, litigation, arbitration or other similar act, or (vi) a Person that is, or whose senior management is, the subject of any pending criminal indictment or criminal investigation relating to an alleged felony or has ever been convicted of a felony or held liable for fraud in a civil or criminal action, or (vii) a Person that does not meet the requirements of Section 26 of the Certificate of Borrower Parties.

“Property” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Property Delivery Deadline” shall have the meaning set forth in Section 3.03(d)(ii).

“Property Manager” means Equity Residential Management, L.L.C., a Delaware limited liability company, or any other entity hired to operate and manage the Mortgaged Property, whose hiring is subject to the written approval and consent of Fannie Mae.

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“Rate Form” means the completed and executed document from Borrower to Fannie Mae pursuant to Section 1.08(a)(ii), substantially in the form of Exhibit H to the Agreement, specifying the terms and conditions of the Note rate to be issued for a requested Extension.

“Rate Change Date” has the meaning set forth in each Variable Loan Note evidencing a Variable Loan.

“Recognized Springing Member” means a springing member who is provided by a nationally-recognized company that provides independent directors and springing members.

“Release” shall have the meaning set forth in Section 3.01.

“Release Documents” mean instruments releasing the applicable Security Instrument as a Lien on a Mortgaged Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the release of such Mortgaged Property from a Collateral Pool.

“Release Fee” means $10,000 for each Release Mortgaged Property.

“Release Mortgaged Property” means the Mortgaged Property to be released pursuant to Article 3.

“Release Price” shall have the meaning set forth in Section 3.02(c)(i).

“Release Request” means a written request, substantially in the form of Exhibit J to the Agreement, to obtain a release of Collateral from a Collateral Pool.

“Remaining Mortgaged Properties” shall have the meaning set forth in Section 4.04(h).

“Remaining Net Sale Proceeds” shall have the meaning set forth in Section 3.02(c)(iii).

“Rent Roll” means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243 or on another form approved by Fannie Mae and containing substantially the same information as Form 4243 requires.

“Replacement Reserve Agreement” means a Replacement Reserve and Security Agreement, reasonably required by Fannie Mae, and completed in accordance with requirements of Fannie Mae for similar loans anticipated to be purchased by Fannie Mae.

“Request” means a Substitution Request, a Release Request or a request for an Extension.

“Rescinded Payment” shall have the meaning set forth in Section 12.10.

“Resident Agreement” means, with respect to any Mortgaged Property that is subject to a Master Lease, a written agreement for occupancy of a portion of a Mortgaged Property by an individual resident.

“Re-Underwriting Fee” shall have the meaning set forth in Section 8.01.

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Appendix I-17

“S&P” shall mean Standard & Poor’s Credit Markets Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.

“SDAT” shall have the meaning set forth in Section 6.30.

“Security” means a “security” as set forth in Section 2(1) of the Securities Act of 1933, as amended.

“Security Documents” means the Security Instruments, the Replacement Reserve Agreements in connection with Master Leases, and any other documents executed by the applicable Collateral Pool Borrower from time to time to secure any of such Collateral Pool Borrower’s obligations under the Loan Documents.

“Security Instrument” means, for each Mortgaged Property, a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Fannie Mae to secure the obligations of Collateral Pool Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae from time to time for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the aggregate amount of Loans Outstanding for the applicable Collateral Pool in effect from time to time; provided, however, that Security Instruments recorded against a Mortgaged Property or where there is a material mortgage, recording or intangible tax applicable to the recordation of the Security Instrument, the amount secured by such Security Instrument shall be limited to a maximum secured principal amount equal to the product obtained by multiplying (i) the Valuation of such Mortgaged Property on the date is it added to the applicable Collateral Pool by (ii) one hundred fifteen percent (115%).

“Senior Management” means (a) the Chief Executive Officer, Co-Chairman of the Board, President, Chief Financial Officer and Chief Operating Officer of EQR, and (b) any other individuals with responsibility for any of the functions typically performed in a corporation by the officers described in clause (a).

“Servicer” means the loan servicer selected by Fannie Mae to which Fannie Mae may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents pursuant to a servicing agreement between Fannie Mae and Servicer. As of the Effective Date, Wells Fargo Multifamily Capital Inc. has been selected as Servicer of the Loans.

“Single-Purpose” means, with respect to a Person which is any form of partnership or corporation or limited liability company, that such Person at all times since its formation:

(i)	has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

(ii)	has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;

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(iii)	has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

(iv)	has observed all customary formalities regarding its partnership or corporate existence, as the case may be;

(v)	has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person, subject to appropriate consolidation (for accounting purposes) with those of other Affiliates in accordance with GAAP (provided, however, that all consolidated financial statements prepared with respect to any Affiliate of Borrower will include footnote references to indicate that the Mortgaged Properties are owned by an entity the equity interests in which are owned in part by EQR (or a wholly-owned subsidiary of EQR) and in part by ERPOP);

(vi)	has not commingled its assets or funds with those of any other Person;

(vii)	has identified itself in all dealings with creditors (other than trade creditors in the ordinary course of business and creditors for the construction of improvements to property on which such Person has a non-contingent contract to purchase such property) under its own name and as a separate and distinct entity;

(viii)	has been adequately capitalized in light of its contemplated business operations;

(ix)	has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with a Collateral Pool or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person;

(x)	has not acquired obligations or securities of any other Person;

(xi)	in relation to a Borrower, except for loans made in the ordinary course of business to Affiliates, has not made loans or advances to any other Person;

(xii)	if such Person is a Borrower Party, such Person has not entered into and were not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm’s-length transaction with an unrelated third-party;

(xiii)	has paid the salaries of its own employees, if any;

(xiv)	has allocated fairly and reasonably any overhead for shared office space;

(xv)	has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code to the extent it is subject to ERISA;

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(xvi)	has complied with the requirements of Section 33 of the Security Instrument;

(xvii)	has paid its expenses and liabilities out of its own funds, including through the use of capital contributions.

“Strike Rate” shall have the definition given in the applicable Hedge Security Agreement.

“Subject Borrower” shall have the meaning set forth in Section 12.09.

“Subordinated Obligations” shall have the meaning set forth in Section 12.08.

“Subsidiary” means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Substitute Cash Collateral” shall have the meaning set forth in Section 3.02(d)(ii).

“Substitute Mortgaged Property” means each Multifamily Residential Property owned by any Borrower or Additional Borrower (either in fee simple or as tenant under a ground lease meeting all of Fannie Mae’s requirements for similar loans anticipated to be purchased by Fannie Mae) and added to a Collateral Pool after the Effective Date in connection with a substitution of Collateral as permitted by Section 3.03.

“Substitution” shall have the meaning set forth in Section 3.03.

“Substitution Deposit” shall have the meaning set forth in Section 3.03(e).

“Substitution Fee” means with respect to any Substitution effected in accordance with Section 3.03, a fee in the amount of $10,000 for each substitute property added to a Collateral Pool.

“Substitution Loan Documents” means the Security Instrument covering a Substitute Mortgaged Property and any other documents, instruments or certificates reasonably required by Fannie Mae in form and substance satisfactory to Fannie Mae and Borrower in connection with the addition of the Substitute Mortgaged Property to a Collateral Pool pursuant to Article 3. When possible, such Substitution Loan Documents shall be based substantially on the documents executed on the Effective Date or that otherwise have been executed as of the Effective Date with respect to the Loans, with changes (i) required to comply with the laws of the state where the Substitute Mortgaged Property is located and (ii) as may be required by Fannie Mae due to the character and quality of the Substitute Mortgaged Property based on Fannie Mae’s Underwriting Requirements.

“Substitution Request” means a written request substantially in the form of Exhibit J to the Agreement for a Substitution made pursuant to Section 3.03.

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Appendix I-20

“Surveys” means the as-built surveys of the Mortgaged Properties prepared in accordance with Fannie Mae’s requirements for similar loans that are anticipated to be purchased by Fannie Mae.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.

“Tax Protected Asset Borrower” means, individually or collectively, the following Borrowers: ASN Santa Clara LLC, ASN Santa Monica LLC, Archstone Camargue I LLC, Archstone Camargue II LLC, Archstone Camargue III LLC, ASN San Mateo LLC, Archstone South Market LLC, ASN Fairchase LLC, Archstone Fairchase II LLC, Smith Property Holdings Three (D.C.) L.P., Archstone Columbia Crossing LLC.

“Term of this Agreement” shall be determined as provided in Section 13.10.

“Three-Month LIBOR” means the British Bankers Association fixing of the London Inter-Bank Offered Rate for 3-month U.S. Dollar-denominated deposits as reported by Telerate through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Fannie Mae will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

“Title Company” means First American Title Insurance Company or such other company(ies) approved by Fannie Mae, provided that the Title Company shall be the same for each Mortgaged Property in the same Collateral Pool.

“Title Insurance Policies” means the mortgagee’s policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to Fannie Mae’s requirements for similar loans anticipated to be purchased by Fannie Mae, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as Fannie Mae may, from time to time, consider necessary or appropriate, including variable credit endorsements, if available, and tie-in endorsements, if available, and with an aggregate limit of liability under the policy (subject to the limitations contained in sections of the Stipulations and Conditions of the policy relating to a Determination and Extent of Liability) equal to the aggregate amount of Loans Outstanding for the applicable Collateral Pool, or such lower amount as Fannie Mae has expressly approved.

“Trailing 3 Month Period” means, for any specified date, the three (3) month period ending with the later of (i) the last day of the most recent Calendar Quarter or (ii) the month for which financial statements have been delivered by Borrower to Fannie Mae pursuant to Section 2.04 and Section 6.03.

“Trailing 12 Month Period” means, for any specified date, the twelve (12) month period ending with the later of (i) the last day of the most recent Calendar Quarter or (ii) the month for which financial statements have been delivered by Borrower to Fannie Mae pursuant to Section 2.04 and Section 6.03.

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Appendix I-21

“Treasury Regulations” means Regulations, revenue rulings and other public interpretations of the Internal Revenue Code by the Internal Revenue Service, as such regulations, rulings and interpretations may be amended or otherwise revised from time to time.

“Underwriting Requirements” means Fannie Mae’s overall requirements for Multifamily Residential Properties in connection with similar loans sold or anticipated to be sold to Fannie Mae, pursuant to Fannie Mae’s then current guidelines, including, requirements relating to appraisals, physical needs assessments, environmental site assessments, and servicing and asset management, as such requirements may be amended, modified, updated, superseded, supplemented or replaced from time to time

“Valuation” means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing—

(i)	the Net Operating Income of such Multifamily Residential Property, by

(ii)	the most recent Cap Rate determined by Fannie Mae or determined pursuant to Section 2.04.

Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the date twelve (12) months after the date on which the Multifamily Residential Property becomes a part of a Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless Fannie Mae determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

“Variable Loan” means a variable-rate loan made to Borrower under this Agreement that has been purchased by Fannie Mae under Fannie Mae Structured Adjustable Rate Mortgage program.

“Variable Loan Fee” means, with respect to any Variable Loan converted and extended after the Effective Date, the number of basis points determined at the time of such closing by Fannie Mae.

Variable Loan Note” means a promissory note in the form attached as Exhibit C hereto, executed by the Collateral Pool 4 Borrower upon the conversion of the Loan secured by Collateral Pool 4 to a Variable Loan in accordance with this Agreement, as the same may be amended, restated or otherwise modified from time to time.

“Veridian” shall have the meaning set forth in Section 6.31(a).

“Waiving Borrower” shall have the meaning set forth in Section 12.04.

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Appendix I-22

EXHIBIT B TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

[INTENTIONALLY DELETED]

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B-1

EXHIBIT C TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

[NOTE: THIS IS A ONE-MONTH SARM FORM;

THREE-MONTH SARM IS AVAILABLE DURING EXTENSION PERIOD

AND NOTE WILL BE REVISED ACCORDINGLY]

VARIABLE LOAN NOTE

(Collateral Pool     )

US $[ ]	[ , ]

FOR VALUE RECEIVED, the undersigned (“Borrower”) jointly and severally (if more than one) promises to pay to the order of FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), the principal sum of              Dollars (US $        ), with interest on the unpaid principal balance from the Disbursement Date until fully paid at the rates applicable from time to time set forth in this Variable Loan Note (“Note”).

This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement, dated as of February 27, 2013 by and among Borrower, Fannie Mae and others (as amended, modified, supplemented or restated from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay a Variable Loan made by Fannie Mae to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Loan evidenced hereby is made. All references to Loan Documents and Security Documents herein shall be with respect to Collateral Pool 4 (the “Collateral Pool”) as further identified in the Master Agreement.

Section 1. Defined Terms. In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:

Adjustable Rate. The initial Adjustable Rate shall be     % per annum until the first Rate Change Date. From and after each Rate Change Date until the next Rate Change Date, the Adjustable Rate shall be the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to three decimal places, subject to the limitations that the Adjustable Rate shall not be less than the Margin.

Amortization Period: N/A.

Business Day: Any day other than a Saturday, Sunday or any other day on which Fannie Mae is not open for business.

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Jupiter EQR Credit Facility

Current Index: The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.

Default Rate: A rate equal to the lesser of four (4) percentage points above the then-applicable Adjustable Rate or the maximum interest rate which may be collected from Borrower under applicable law.

Disbursement Date: The date of disbursement of Loan proceeds hereunder.

First Payment Date: The first day of                     ,         . [For example, if the Note date is January 1, then the First Payment Date will be February 1. If the Note date is any day other than January 1, then the First Payment Date will be March 1.]

Indebtedness: The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.

Index: The British Bankers Association fixing of the London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits as reported by Reuters through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Fannie Mae will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

Initial Adjustable Rate:     % per annum until the first Rate Change Date.

Fannie Mae: The holder of this Note.

Loan: The loan evidenced by this Note.

Loan Year: The period beginning on the Disbursement Date and ending on the day before the twelfth Rate Change Date and each successive twelve- (12) month period thereafter.

Margin:     %, which amount includes the Variable Loan Fee.

Maturity Date: The first day of [            ], or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.

Payment Change Date: The first day of the month following each Rate Change Date until this Note is repaid in full.

Prepayment Lockout Period: None.

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Jupiter EQR Credit Facility

Prepayment Premium Term: The period beginning on the Disbursement Date and ending on the last calendar day of [            ].

Rate Change Date: The First Payment Date and the first day of each month thereafter until this Note is repaid in full.

Security Instrument: Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement comprising Collateral Pool 4.

Servicing Payment Date: Two (2) Business Days prior to the date each monthly payment is due under this Note.

Variable Loan Fee: Has the meaning set forth in the Master Agreement.

Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instrument.

Section 2. Address for Payment. All payments due under this Note shall be payable at c/o Wells Fargo Bank, N.A., 2010 Corporate Ridge – Suite 1000, McLean, Virginia 22102, Attention: Servicing Department, or such other place as may be designated by written notice to Borrower from or on behalf of Fannie Mae.

Section 3. Payment of Principal and Interest. This Note will accrue interest on the outstanding principal balance at the Adjustable Rate. Principal and interest shall be paid as follows:

(a) Short Month Interest. If disbursement of principal is made by Fannie Mae to Borrower on any day other than the first day of the month, interest for the period beginning on the Disbursement Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

(b) Interest Accrual. Interest shall accrue on the unpaid principal balance of this Note at the Adjustable Rate and shall be computed on an actual/360 basis. The amount of interest payable each month by Borrower pursuant to Paragraph 3(d) below will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the applicable Adjustable Rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount of interest payable each month will vary based on the unpaid principal balance of this Note, the Adjustable Rate and the actual number of calendar days during such month.

(c) Adjustable Rate. The Initial Adjustable Rate shall be in effect until the first Rate Change Date. On the first Rate Change Date and each Rate Change Date thereafter, the Adjustable Rate shall change until the Loan is repaid in full. From and after each Rate Change Date until the next Rate Change Date, the Adjustable Rate shall be the sum of (i) the

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Current Index, and (ii) the Margin, which sum is then rounded to three decimal places, subject to the limitations that the Adjustable Rate shall not be less than the Margin. Accrued interest on this Note shall be paid in arrears.

(d) Monthly Payments. Borrower acknowledges and agrees to pay all payments required each month as set forth below (the “Required Monthly Payments”) due under this Note to the Fannie Mae on the Servicing Payment Date even though such Required Monthly Payments are due on the first day of every month.

☒	Interest Only Loan. Consecutive monthly installments of interest only, each in the amount of the Required Monthly Payment, shall be payable on the First Payment Date and on the first day of each month thereafter until the entire unpaid principal balance evidenced by this Note is fully paid. The entire unpaid principal balance and accrued but unpaid interest, if not sooner paid, shall be due and payable on the Maturity Date. The initial Required Monthly Payment shall be Dollars (US $ ). Thereafter, on each Payment Change Date the Required Monthly Payment shall change based on the then-applicable Adjustable Rate and the actual number of calendar days during the applicable month. The amount of each Required Monthly Payment shall be calculated utilizing the interest accrual method stated in Paragraph 3(b) above.

(e) [Intentionally deleted.]

(f) Notice of Interest Rate Change. Before each Payment Change Date, Fannie Mae shall re-calculate the Adjustable Rate and shall notify Borrower (in the manner specified in the Security Instrument for giving notices) of any change in the Adjustable Rate and the Required Monthly Payment.

(g) Correction to Required Monthly Payment. If Fannie Mae at any time determines, in its sole but reasonable discretion, that it has miscalculated the amount of the Required Monthly Payment (whether because of a miscalculation of the Adjustable Rate or otherwise), then Fannie Mae shall give notice to Borrower of the corrected amount of the Required Monthly Payment (and the corrected Adjustable Rate, if applicable) and (i) if the corrected amount of the Required Monthly Payment represents an increase, then Borrower shall, within thirty (30) calendar days thereafter, pay to Fannie Mae any sums that Borrower would have otherwise been obligated under this Note to pay to Fannie Mae had the amount of the Required Monthly Payment not been miscalculated, or (ii) if the corrected amount of the Required Monthly Payment represents a decrease thereof and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note, the Security Instrument or any other loan document evidencing or securing the Note, then Borrower shall within thirty (30) calendar days thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Fannie Mae had the amount of the Required Monthly Payment not been miscalculated.

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(h) Payments Before Due Date. Any regularly scheduled monthly installment of principal and interest that is received by Fannie Mae before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

(i) Accrued Interest. Any accrued interest remaining past due for thirty (30) days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note. Any reference herein to “accrued interest” shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Fannie Mae and absent such demand, as provided in this Note for the payment of principal and interest.

Section 4. Application of Payments. If at any time Fannie Mae receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Fannie Mae may apply that payment to amounts then due and payable in any manner and in any order determined by Fannie Mae, in Fannie Mae’s discretion. Borrower agrees that neither Fannie Mae’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Fannie Mae’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

Section 5. Security. The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Fannie Mae concerning the collateral for the Indebtedness.

Section 6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Fannie Mae, without any prior notice to Borrower. Fannie Mae may exercise this option to accelerate regardless of any prior forbearance.

Section 7. Late Charge. MONTHLY PAYMENTS UNDER THIS NOTE ARE DUE ON THE FIRST DAY OF EACH AND EVERY MONTH UNTIL THIS NOTE IS PAID IN FULL. BORROWER HEREBY AGREES THAT SUCH PAYMENTS SHALL BE MADE TO THE LENDER ON THE SERVICING PAYMENT DATE. THERE IS NO “GRACE” PERIOD FOR ANY MONTHLY INSTALLMENTS DUE HEREUNDER. Subject to the provisions of Section 9.01(b) of the Master Agreement, if any monthly installment due hereunder is not received by Fannie Mae on or before the first day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Fannie Mae before or on the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Fannie Mae, immediately and without demand by Fannie Mae, a late charge equal to five percent (5%) of such monthly installment or other amount due (provided that in connection with the payment in full on the Maturity Date, if such payment is not received by Fannie Mae on or before the fifth (5th) day after the Maturity Date, counting from and including the Maturity Date, Borrower shall pay to Fannie Mae, immediately and without demand by Fannie Mae, a late charge equal to one percent

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(1%) of such payment or other amount due). Borrower acknowledges that its failure to make timely payments will cause Fannie Mae to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Fannie Mae will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

Section 8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for thirty (30) days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Fannie Mae to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than thirty (30) days, Fannie Mae will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Fannie Mae’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than thirty (30) days, Fannie Mae’s risk of nonpayment of this Note will be materially increased and Fannie Mae is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Fannie Mae will incur by reason of the Borrower’s delinquent payment and the additional compensation Fannie Mae is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

Section 9. Limits on Personal Liability; Joint and Several Obligation. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Sections were set forth in its entirety herein.

Section 10. Lockout; Voluntary and Involuntary Prepayments.

(a) Borrower may voluntarily prepay all (or a portion) of the indebtedness evidenced hereby subject to the prepayment provisions and any Prepayment Lockout Period described in Schedule A.

(b) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

(i) At any time after the expiration of the Prepayment Lockout Period, Borrower may voluntarily prepay all (or a portion) of the unpaid principal balance of this Note only on the last calendar day of a calendar month (the “Last Day of the Month”) and only if Borrower has complied with all of the following:

(1) Borrower must give Fannie Mae at least thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, email or overnight courier), but not more than sixty (60) days, prior written notice of Borrower’s intention to make a prepayment (the “Prepayment Notice”). The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Fannie Mae. The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”).

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(2) Borrower acknowledges that the Fannie Mae is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day. Therefore, even if Fannie Mae accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Fannie Mae on any day other than the Last Day of the Month shall be deemed to have been received by Fannie Mae on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs. If the Last Day of the Month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.

(3) Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest (calculated to the Last Day of the Month), (C) all other sums due Fannie Mae at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

(4) If, for any reason, Borrower fails to prepay this Note within five (5) Business Days after the Intended Prepayment Date, then Fannie Mae shall have the right, but not the obligation, to recalculate the prepayment premium pursuant to Schedule A based upon the date that Borrower actually prepays this Note. Notwithstanding the foregoing, if the delayed prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Fannie Mae shall (a) have the right, but not the obligation, to recalculate the prepayment premium pursuant to Schedule A based upon the date that Borrower actually prepays this Note and (b) recalculate the amount of interest payable. In either instance, for purposes of recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”

(ii) Upon Fannie Mae’s exercise of any right of acceleration under this Note, Borrower shall pay to Fannie Mae, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Fannie Mae under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

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(iii) Any application by Fannie Mae of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Fannie Mae by Borrower of a prepayment premium.

(c) Notwithstanding the provisions of Section 10(b), no prepayment premium shall be payable (1) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (2) as provided in subparagraph (c) of Schedule A.

(d) Schedule A is hereby incorporated by reference into this Note.

(e) Any permitted or required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments, provided the amount of each monthly installment shall be recomputed to reflect such prepayment of the Indebtedness.

(f) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Fannie Mae’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Fannie Mae’s ability to meet its commitments to third parties. Borrower agrees to pay to Fannie Mae upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents all the damages Fannie Mae will incur because of a prepayment.

(g) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower’s voluntary agreement to the prepayment premium provisions.

Section 11. Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, actually incurred by Fannie Mae as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

Section 12. Forbearance. Any forbearance by Fannie Mae in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Fannie Mae of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Fannie Mae’s right to require prompt payment when due of all other payments or to exercise any

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right or remedy with respect to any failure to make prompt payment. Enforcement by Fannie Mae of any security for Borrower’s obligations under this Note shall not constitute an election by Fannie Mae of remedies so as to preclude the exercise of any other right or remedy available to Fannie Mae.

Section 13. Waivers. Except as expressly provided in this Note or the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

Section 14. Loan Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the interest rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Fannie Mae in excess of the permitted amounts shall be applied by Fannie Mae to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

Section 15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

Section 16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.

Section 17. Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

Section 18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

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Section 19. Notices. All notices, demands and other communications required or permitted to be given by Fannie Mae to Borrower pursuant to this Note shall be given in accordance with Section 13.08 of the Master Agreement.

Section 20. Security for this Note. The indebtedness evidenced by this Note is secured by other Security Documents executed by Collateral Pool Borrower. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Fannie Mae relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

Section 21. Loan May Not Be Reborrowed. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note

Section 22. Variable Loan. This Note is issued to evidence a Variable Loan made in accordance with the terms of the Master Agreement.

Section 23. Cross-Default with Master Agreement. The occurrence and continuance of an Event of Default with respect to the Collateral Pool under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement with respect to the Collateral Pool, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

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ATTACHED SCHEDULES. The following Schedules are attached to this Note:

☒  Schedule A Prepayment Premium (required)

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IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative (which authorized representative shall have no personal liability hereunder). Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

[ADD EACH BORROWER FOR SUCH COLLATERAL POOL]

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SCHEDULE A

[TO BE INSERTED]

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[Initial Page to Schedule A to Variable Loan Note]

INITIAL(S)

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EXHIBIT D TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

[INTENTIONALLY DELETED]

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D-1

EXHIBIT E TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

[JOINDER TO AND] CONFIRMATION OF GUARANTY

(Collateral Pool     )

THIS [JOINDER TO AND] CONFIRMATION OF GUARANTY (the “Confirmation”) is made as of the      day of                     , 20    , by ERP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (“Guarantor”, [and (vii)                     (“Additional Guarantor”)], for the benefit of FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

A. Guarantor entered into or joined into that certain Guaranty (Collateral Pool     ) dated as of February [    ], 2013, for the benefit of Fannie Mae (the “Guaranty”) to guaranty the Guaranteed Obligations (as defined in the Guaranty) under that certain Master Credit Facility Agreement, dated as of February [    ], 2013 (the “Master Agreement”) by and among the borrowers set forth therein (individually and collectively, the “Borrower”), Fannie Mae and other borrowers signatory thereto. All capitalized terms used but not defined in this Confirmation shall have the meanings ascribed to such terms in the Guaranty. All references to Loan Documents herein shall be with respect to Collateral Pool              (the “Collateral Pool”) as further defined in the Master Agreement.

B. [Borrower and Fannie Mae have modified the credit facility under the Master Agreement] OR [Additional Borrower has joined into the Master Agreement as a Borrower under Collateral Pool     ] and made certain other changes to the terms and conditions of the Master Agreement pursuant to that certain [                    ] Amendment to Master Agreement dated as of even date herewith (the “[                    ] Amendment”).] OR [Additional Guarantor owns, directly or indirectly, an ownership interest in Borrower and has agreed to join into the Guaranty as a Guarantor thereunder.]

C. [As a condition to entering into the [                    ] Amendment] OR [Pursuant to the terms of the Master Agreement, Additional Guarantor is required to join into the Guaranty and] Guarantor is required to confirm its obligations under the Guaranty.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Confirmation and the Guaranty, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1. Guarantor hereby [(i) acknowledges and consents to [the addition of the Additional Borrower][the joinder of the Additional Guarantor in the Guaranty] under the Master Agreement], (ii) the other changes and the terms and conditions of the Master Agreement all as set forth in the [                    ] Amendment, and (iii)] confirms to Fannie Mae that the terms and provisions (including the representations, warranties and covenants) of the Guaranty remain in full force and effect.

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Section 2. [FOR JOINDER OF ADDITIONAL GUARANTORS — Additional Guarantor hereby joins into the Guaranty as if it were an original Guarantor thereunder and hereby agrees that all references in the Guaranty and the Loan Documents to any Guarantor shall include the Additional Guarantor, including but not limited to, the Master Agreement and the Guarantor. Further, any references in any Security Instrument to “Key Principal” shall be deemed to include Additional Guarantor.]

Section 3. [FOR JOINDER OF ADDITIONAL GUARANTORS — The provisions of Section 25 of the Guaranty (entitled “Exculpation”) are hereby incorporated into this Confirmation by this reference to the fullest extent as if such text of such provisions was set forth in their entirety herein.]

Section 4. Guarantor hereby confirms and ratifies the Loan Documents it has previously executed in connection with the Master Agreement.

Section 5. This Confirmation may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Guarantor [and Additional Guarantor] [has/have] signed and delivered this Confirmation of Guaranty under seal or has caused this Confirmation of Guaranty to be signed and delivered under seal by [its/their] duly authorized representative (which representative shall have no personal liability hereunder) as of the day and year first above written.

Dated as of                     , 20

GUARANTOR:

[INSERT GUARANTOR SIGNATURE BLOCKS]

[ADDITIONAL GUARANTOR:

INSERT ADDITIONAL GUARANTOR SIGNATURE BLOCK]

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EXHIBIT F TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

COMPLIANCE CERTIFICATE

(Collateral Pool     )

The undersigned (“Borrower”) hereby certifies to FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), as follows:

Section 1. Master Agreement. Borrower is a party to that certain Master Credit Facility Agreement (Term Loan), dated as of February [    ], 2013, by and among Borrower, Fannie Mae and other borrowers signatory thereto (as amended, restated, supplemented or modified from time to time, the “Master Agreement”). This Certificate is issued pursuant to the terms of the Master Agreement.

Section 2. Borrower Agent. Pursuant to the provisions of Section 12.03 of the Master Agreement, Borrower has irrevocably designated Equity Residential as Borrower Agent under the Loan Documents.

Section 3. Satisfaction of Conditions. Borrower hereby represents, warrants and covenants to Fannie Mae that all conditions to the Request with respect to which this Certificate is issued have been satisfied.

Section 4. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.

Section 5. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Certificate by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

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F-1

IN WITNESS WHEREOF, Borrower has signed this Certificate under seal or has caused this Certificate to be signed and delivered under seal by its duly authorized representative (which representative shall have no personal liability hereunder).

Dated:                     ,

BORROWER:

[ADD EACH BORROWER FOR SUCH COLLATERAL POOL]

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F-2

EXHIBIT G-1 TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

ORGANIZATIONAL CERTIFICATE

(Collateral Pool     )

(Borrower)

I, the undersigned,                                          [insert Secretary or Officer not signing the Loan Documents] hereby certify as follows:

Section 1. Position. I am an Officer of                     , a                      (collectively, “Borrower”), and I am authorized to deliver this Certificate on behalf of Borrower.

Section 2. Master Agreement. Borrower entered into that certain Master Credit Facility Agreement (Term Loan), dated as of February [    ], 2013, by and among (x) Borrower, (y) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), and (z) other borrowers signatory thereto (as amended, restated or otherwise modified from time to time, the “Master Agreement”). This Certificate is issued pursuant to the terms of the Master Agreement and the signatory hereto shall have no personal liability in connection with the execution and delivery of this Certificate.

Section 3. Due Authorization of Request. I hereby certify that no action by the members of Borrower is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.

Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Fannie Mae, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains duly qualified in the jurisdictions in which it is required to be qualified under the terms of the Master Agreement.

Section 5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered in connection with the Request are as follows:

Name	Office

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Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement between the Borrowers owning Collateral Pool     .

Section 7. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Certificate by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

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Dated:

By:
Name:
Title:	[Secretary/Officer]

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Exhibit A

Resolutions

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Exhibit B

Changes to Organizational Documents

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EXHIBIT G-2 TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

ORGANIZATIONAL CERTIFICATE

(Collateral Pool     )

(Guarantor)

I, the undersigned,                                          [insert Secretary or Officer not signing the Loan Documents], hereby certify as follows:

Section 1. Position. I am an Officer of Equity Residential, the General Partner of ERP Operating Limited Partnership, an Illinois limited partnership (“Guarantor”), and I am authorized to deliver this Certificate on behalf of Guarantor.

Section 2. Guaranty. Pursuant to that certain Master Credit Facility Agreement (Term Loan) dated February [    ], 2013 (the “Master Agreement”), Guarantor entered into that certain Guaranty, dated as of February [    ], 2013, for the benefit of FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”) (as amended, restated or otherwise modified from time to time, the “Guaranty”). This Certificate is issued pursuant to the terms of the Guaranty. The signatory hereto shall have no personal liability in connection with the execution and delivery of this Certificate.

Section 3. Due Authorization of Request. I hereby certify that no action by the members, board of directors, shareholders or partners, as the case may be, of Guarantor is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.

Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Fannie Mae, or, if there are none, since the date of the Guaranty, there have been no changes in any of the Organizational Documents of Guarantor, except as set forth in Exhibit B to this Certificate, and Guarantor remains in existence and is duly qualified in the jurisdictions in which it is required to be qualified under the terms of the Guaranty.

Section 5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered by Guarantor in connection with the Request are as follows:

Name	Office

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Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.

Section 7. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Certificate by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

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Dated:

By:
Name:
Title:	[Secretary/Officer]

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Exhibit A

Resolutions

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G-2-4

Exhibit B

Changes to Organizational Documents

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EXHIBIT H TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

RATE FORM

(Collateral Pool     )

[MAY BE FURTHER REVISED TO REFLECT RATE LOCK BY SERVICER]

Pursuant to Section 1.08 of that certain Master Credit Facility Agreement (Term Loan) dated as of February [    ], 2013 (as amended from time to time, the “Master Agreement”) by and among FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), and the undersigned (individually and collectively, “Borrower”). Borrower hereby requests that Fannie Mae issue to it an advance with the following terms:

Designation of Loan ☐Variable Loan

FOR SARM VARIABLE LOAN ONLY:

Proposed Adjustable Rate	%

Loan Amount	$

Term	months

Initial 1-Month Libor	_____

Margin	bps

Proposed Initial Adjustable Rate	_____

Variable Loan Fee	$

Breakage Fee Deposit	$

Closing Date no later than	,

Fannie Mae will provide Borrower with written confirmation when and if it has obtained a commitment for the purchase by Fannie Mae for cash of a Loan having the characteristics described above. In the event that the lowest available note rate is greater than that specified above, Fannie Mae will not proceed without the prior written authorization of Borrower.

Borrower certifies that all conditions contained in Article 2 of the Master Agreement that are required to be satisfied specifically by the Borrower will be satisfied on or before the Closing Date.

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Defined terms used herein shall have the same meaning as set forth in the Master Agreement.

The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Form by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

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Dated:

BORROWER:

[ADD EACH BORROWER FOR SUCH COLLATERAL POOL]

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Pursuant to Section 1.08 of the Master Agreement, Fannie Mae hereby confirms that it has obtained a commitment for the purchase by Fannie Mae for cash in conformance with the terms noted above except for the following:

Dated:

LENDER:

FANNIE MAE

By:
Name:
Title:

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EXHIBIT I TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

FORM OF ANNUAL AND QUARTERLY

FINANCIAL STATEMENT CERTIFICATES

CERTIFICATION

The undersigned on behalf of EQR-SOMBRA 2008 LIMITED PARTNERSHIP, a Delaware limited partnership, EQR-CHELSEA SQUARE LIMITED PARTNERSHIP, a Washington limited partnership, SHEFFIELD APARTMENTS, L.L.C., a Virginia limited liability company, EQR-BELLAGIO, L.L.C., a Delaware limited liability company, EQR-SOMBRA 2008 LIMITED PARTNERSHIP, as sole beneficiary and CITY NATIONAL BANK OF FLORIDA, not personally but solely as Trustee, under that certain Land Trust Agreement dated as of November 21, 2003 and known as Trust Number 2401-1461-00, as amended and EQR-SOMBRA 2008 LIMITED PARTNERSHIP, as sole beneficiary and CITY NATIONAL BANK OF FLORIDA, not personally but solely as Trustee, under that certain Land Trust Agreement dated as of October 24, 2006 and known as Trust Number 2401-2821-00 [add any Additional Owner] (individually and collectively, the “Owner”) hereby certifies to Fannie Mae as follows:

1.	All capitalized terms used and not defined in this Certificate shall have the meaning ascribed to such terms in that certain Term Loan Agreement dated as of December 16, 2008 by and among the Owner and Wells Fargo Bank, N.A. (the “Term Loan Agreement”).

2.	The Owner and sole member of general partner of Owner have not incurred and are not obligated with respect to aggregate Indebtedness (other than the Mortgage Loans) in excess of $250,000, except as permitted by Section 3.3(g) of the Term Loan Agreement.

3.	Borrower has received no notice of any building code violation, or if Borrower has received such notice, evidence of remediation;

4.	Borrower has made no application for rezoning nor received any notice that the Mortgaged Property has been or is being rezoned; and

5.	Borrower has taken no action and has no knowledge of any action that would violate the provisions of Section 11.02(b)(1)(F) (ADJUST TO CORRECT SECTION REFERENCE) (Transfers – Mortgaged Property) regarding liens encumbering the Mortgaged Property.

Dated: [                    ]

[SIGNED BY THE BORROWER]

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EXHIBIT J TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

REQUEST

(Collateral Pool     )

(Release/Substitution)

                    ,

Wells Fargo Multifamily Capital, Inc.

375 Park Avenue

Mail Code NY 4060

New York, New York 10152

(“Servicer” on behalf of Fannie Mae (“Fannie Mae”))

[Note: Subject to change in the event Servicer or its address changes]

Re:	REQUEST issued pursuant to Master Credit Facility Agreement, dated as of February [ ], 2013, by and between the undersigned (“Borrower”), Fannie Mae and others (as amended from time to time, the “Master Agreement”)

Ladies and Gentlemen:

This constitutes [a Release] [a Substitution] Request pursuant to the terms of the above-referenced Master Agreement with respect to Collateral Pool     .

[SELECT APPROPRIATE SECTIONS]

Section 1. Substitution Request. Borrower hereby requests that the Multifamily Residential Property described in this Request be added to the Collateral Pool in connection with a substitution of Collateral in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

(a) Property Description Package. Attached to this Request is the information and documents relating to the proposed Substitute Mortgaged Property required to be delivered to Fannie Mae pursuant to the terms of the Master Agreement;

(b) Due Diligence Fees. Enclosed with this Request is a check in payment of a deposit for all Additional Due Diligence Fees required to be submitted with this Request pursuant to Section 8.03 of the Master Agreement; and

(c) Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in Sections 4.01 and 4.05 of the Master Agreement will be delivered on or before the Closing Date.

Section 2. Fees. If Fannie Mae consents to the addition of the proposed Substitute Mortgaged Property to the Collateral Pool, and Borrower elects to add the Substitute Mortgaged

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Property to the Collateral Pool, Borrower shall pay the Substitution Fee [and Re-Underwriting Fee] to Fannie Mae, pursuant to the terms of the Master Agreement, as one of the conditions to the closing of the Substitute Mortgaged Property.

AND/OR

Section 1. Release Request. Borrower hereby requests that the Release Property described in this Request be released from the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

(a) Description of Release Property. The name, address and location (county and state) of the Mortgaged Property, or other designation of the proposed Release Property is as follows:

Name:
Address:

Location:

(b) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Sections 4.01 and 4.04 of the Master Agreement will be delivered on or before the Closing Date.

Section 2. Release Price. Borrower shall pay the Release Price, if applicable, as a condition to the closing of the release of the Release Property from the Collateral Pool.

Section 3. Fees. If Fannie Mae consents to the release of the proposed Release Mortgaged Property from the Collateral Pool, and Borrower elects to release the Release Mortgaged Property from the Collateral Pool, Borrower shall pay the Release Fee and Re-Underwriting Fee to Fannie Mae as one of the conditions to the closing of the Release Mortgaged Property.

Section 4. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Request by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

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This Request is being executed by an authorized representative of Borrower and such authorized representative shall have no personal liability hereunder.

Sincerely,

[ADD EACH BORROWER FOR SUCH COLLATERAL POOL]

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EXHIBIT K TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

CONFIRMATION OF OBLIGATIONS

(Collateral Pool     )

THIS CONFIRMATION OF OBLIGATIONS (the “Confirmation of Obligations”) is made as of the              day of                     ,     , by and among                     , a              (individually and collectively, “Borrower”), for the benefit of FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS

A. Borrower, Fannie Mae and others are parties to that certain Master Credit Facility Agreement (Term Loan), dated as of February [    ], 2013 (as amended from time to time, the “Master Agreement”). All references to Loan Documents and Security Documents herein shall be with respect to Collateral Pool      (the “Collateral Pool”) as further identified in the Master Agreement.

B. Fannie Mae has designated Wells Fargo Multifamily Capital, Inc. as the servicer of the Loan contemplated by the Master Agreement.

C. Borrower has delivered to Fannie Mae a Release Request pursuant to the Master Agreement to release a Release Property from the Collateral Pool.

D. Fannie Mae has consented to the Release Request.

E. The parties are executing this Confirmation of Obligations pursuant to the Master Agreement to confirm that each remains liable for all of its obligations, except with respect to the Release Property, under the Master Agreement and the other Loan Documents notwithstanding the release of the Release Property from the Collateral Pool.

NOW, THEREFORE, Borrower, in consideration of Fannie Mae’s consent to the release of the Release Property from the Collateral Pool and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1. Confirmation of Obligations. Borrower confirms that, except with respect to the Release Property, none of its respective obligations under the Master Agreement and the Loan Documents is affected by the release of the Release Property from the Collateral Pool, and each of its respective obligations under the Master Agreement and the Loan Documents shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, notwithstanding the release of the Release Property from the Collateral Pool.

Section 2. Beneficiaries. This Confirmation of Obligations is made for the express benefit of Fannie Mae.

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Section 3. Capitalized Terms. All capitalized terms used in this Confirmation of Obligations which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 4. Counterparts. This Confirmation of Obligations may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 5. Limits on Personal Liability. The provisions of Article 12 of the Master Agreement (entitled “Limits on Personal Liability”) are hereby incorporated into this Confirmation of Obligations by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

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IN WITNESS WHEREOF, the Borrower has signed this Confirmation under seal or has caused this Confirmation of Obligations to be signed and delivered under seal by its duly authorized representative (which representative shall have no personal liability hereunder).

BORROWER:

[ADD EACH BORROWER FOR SUCH COLLATERAL POOL]

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EXHIBIT L TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

[INTENTIONALLY DELETED]

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L-1

EXHIBIT M TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

LIST OF MASTER LEASES

Property Name	Property Address
Oakwood Marina Del Rey	411 Via Marina, Marina Del Ray, CA

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EXHIBIT N TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT

[INTENTIONALLY DELETED]

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EXHIBIT O TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

INTEREST RATE HEDGE SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT

(Collateral Pool     ) [FOR CONVERTED POOLS]

THIS INTEREST RATE HEDGE SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this “Agreement”), dated as of                     , 20    , is by and between                                          , a                                          (“Grantor”), and FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. (“Fannie Mae”).

RECITALS:

A. The Borrowers identified on Schedule I attached hereto (individually and collectively, “Borrower”), Fannie Mae and others are party to that certain Master Credit Facility Agreement (Term Loan) dated as of February [    ], 2013 (such agreement, as the same may be amended, supplemented or otherwise modified or amended and restated, from time to time, the “Master Agreement”), pursuant to which Borrower has obtained that certain Variable Loan to Collateral Pool      Borrower in accordance with and subject to the terms of the Master Agreement. As set forth in Section 1.2 of this Agreement, all capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Master Agreement. All references to Loan Documents and Security Documents herein shall be with respect to Collateral Pool      (the “Collateral Pool”) as further identified in the Master Agreement.

B. The Variable Loan (the “Variable Loan”) made pursuant to the Master Agreement is evidenced by that certain Amended and Restated Variable Loan Note made by Borrower dated as of [                    ] (the “Note”). The Note is secured by, among other things, the Hedge Documents (defined below) and various Multifamily Mortgages, Deeds of Trust, and/or Deeds to Secure Debt, Assignment of Rents and Security Agreements from Borrower to Fannie Mae (collectively, the “Security Instrument”), granting a lien on each property identified as a Mortgaged Property in the Collateral Pool in the Master Agreement (collectively, the “Property”).

C. As required by the Fannie Mae, Grantor has agreed to acquire, maintain and pledge to Fannie Mae hereunder one or more interest rate caps (individually and collectively, an “Interest Rate Cap”) or interest rate swaps (individually and collectively, an “Interest Rate Swap”; individually or together with an Interest Rate Cap, an “Interest Rate Hedge”) pursuant to certain documents attached as Exhibit A to this Agreement (the “Hedge Documents”), in order to provide additional support and collateral for Borrower’s obligations to Fannie Mae under the Master Agreement.

D. Grantor derives substantial benefit from the Variable Loan to Borrower.

E. As security for Borrower’s obligations under the Master Agreement and the Note, Grantor and Fannie Mae are entering into this Agreement.

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NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor and Fannie Mae, Grantor and Fannie Mae agree as follows:

ARTICLE 1

DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1. Incorporation of Recitals. The recitals set forth in this Agreement are, by this reference, incorporated into and deemed a part of this Agreement.

Section 1.2. Capitalized Terms; Definitions. All capitalized terms used in this Agreement shall have the meanings given to those terms in this Agreement. Capitalized terms used in this Agreement and not defined in this Agreement, but defined in the Master Agreement, shall have the meanings given to those terms in the Master Agreement. Unless otherwise defined in this Agreement, terms used in this Agreement that are defined in the Uniform Commercial Code as adopted in the State of Delaware (“UCC”) shall have the meaning given those terms in the UCC.

Section 1.3. Interpretation. Words importing any gender include all genders. The singular form of any word used in this Agreement shall include the plural, and vice versa, unless the context otherwise requires. Words importing persons include natural persons, firms, associations, partnerships and corporations. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement or any statement or supplement or exhibit hereto.

Section 1.4. Reference Materials. Sections mentioned by number only are the respective sections of this Agreement so numbered. Reference to “this section” or “this subsection” shall refer to the particular section or subsection in which such reference appears. Any captions, titles or headings preceding the text of any section and any table of contents or index attached to this Agreement are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.

ARTICLE 2

TERMS OF INTEREST RATE HEDGE

Section 2.1. General Terms. To protect against fluctuations in interest rates during the term of the Note, Grantor shall make arrangements for an Interest Rate Hedge to be in place and maintained at all times with respect to the Variable Loan in accordance with the following terms and conditions:

(a) Term. Except as hereinafter permitted, the initial Interest Rate Hedge purchased by Grantor with respect to the Loan (the “Initial Interest Rate Hedge”) shall be in effect for a period beginning on or prior to the Closing Date of such Variable Loan and terminating not earlier than the first to occur of (i) the last day of the [twelfth (12th)] [twenty-fourth

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(24th)] [CONFORM TO EXTENSION TERM] full calendar month thereafter and (ii) the Pool Termination Date. A subsequent Interest Rate Hedge (the “Subsequent Interest Rate Hedge”) shall be required if the Initial Interest Rate Hedge expires or terminates prior to the Pool Termination Date. Each Subsequent Interest Rate Hedge must be in effect for a period beginning on or prior to the day of the expiration of the prior Interest Rate Hedge, and ending not earlier than the first to occur of (i) the last day of the twelfth (12th) full calendar month thereafter, and (ii) the Pool Termination Date as such date may be extended pursuant to Section 1.05 or Section 1.06 of the Master Agreement, as applicable. It is the intention of the parties, and a condition of the Variable Loan, that the Grantor or Borrower shall obtain, and shall maintain at all times during the term of this Agreement so long as any Variable Loan is Outstanding, one or more Interest Rate Hedges in an aggregate notional principal amount equal to the Variable Loan Outstanding in effect from time to time and until the Pool Termination Date and meeting the conditions set forth in this Agreement.

(b) Notional Amount. The notional amount of the Initial Interest Rate Hedge shall be equal to the original principal balance of the Variable Loan for the entire term of the Initial Interest Rate Hedge. The notional amount of any Subsequent Interest Rate Hedge shall be equal to the outstanding principal balance of the Variable Loan at the time that any Subsequent Interest Rate Hedge is to become effective. If the outstanding principal balance of the Variable Loan decreases, Grantor may amend the Interest Rate Hedge to provide for a decrease in the notional amount to an amount equal to the reduced amount of the Variable Loan, provided that Fannie Mae gives its prior written approval to the documents reflecting the amendment (which approval shall not be unreasonably withheld, delayed or conditioned).

(c) Strike Rate. Each Initial Interest Rate Hedge that is an Interest Rate Cap shall have a strike rate (the “Strike Rate”) and each Initial Interest Rate Hedge that is an Interest Rate Swap shall have a fixed rate (the “Fixed Rate”) not greater than the highest interest rate that would result in an Aggregate Debt Service Coverage Ratio of not less than 1.0 to 1.0 (assuming amortization) as determined by Fannie Mae pursuant to the Master Agreement. If the Subsequent Interest Rate Hedge is an Interest Rate Swap, it shall have a Fixed Rate of not greater than the highest interest rate that would result in an Aggregate Debt Service Coverage Ratio of not less than .95 to 1.0 (assuming amortization). If the Subsequent Interest Rate Hedge is an Interest Rate Cap, it shall have a Strike Rate of not greater than the lowest rate that would result in an Aggregate Debt Service Coverage Ratio of not less than 1.0 to 1.0 (assuming amortization).

(d) Interest Rate Hedge Documents and Counterparty. All Interest Rate Hedges shall be evidenced, governed and secured on terms and conditions, and pursuant to hedge agreements and related documentation in form and content reasonably acceptable to Fannie Mae. The seller of the Interest Rate Hedge (seller and its transferees and assigns, the “Counterparty”) shall at all times be a financial institution acceptable to Fannie Mae as a hedge counterparty.

Section 2.2. Payments Made under Interest Rate Hedge. The Hedge Documents shall require the Counterparty to make all payments due to Grantor under the Interest Rate Hedge directly to Fannie Mae for so long as the Interest Rate hedge is subject to the pledge established hereunder. Such payments will be paid over to Grantor only if (i) there is no Event of Default (as hereinafter defined), and (ii) Fannie Mae has received payment in full for all amounts due under the Note and other Loan Documents.

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Section 2.3. Termination of Interest Rate Hedge; Exercise of Rights. For so long as an Interest Rate Hedge is pledged as collateral pursuant to the terms of this Agreement, Grantor shall not terminate, transfer or consent to any transfer of any existing Interest Rate Hedge without Fannie Mae’s prior written consent; provided, however, that if, and at such time as, the Variable Loan due and owing by Borrower under the Master Agreement and all other Loan Documents is paid in full, Grantor shall have the right to terminate the existing Interest Rate Hedge with respect to such Variable Loan in accordance with this Agreement. If an Interest Rate Hedge terminates on a date other than its scheduled expiration date, the Borrower shall, within ten (10) days of such termination, obtain a new Interest Rate Hedge satisfying the requirements of this Agreement. For so long as an Interest Rate Hedge is pledged as collateral pursuant to the terms of this Agreement, Borrower shall not exercise any right or remedy under any Interest Rate Hedge Documents without Fannie Mae’s prior written consent and shall exercise its rights and remedies under the Hedge Documents as directed by Fannie Mae in writing. Rights and remedies under the Hedge Documents include, but are not limited to, any right to designate an “Early Termination Date” or otherwise terminate the Interest Rate Hedge due to the occurrence of a “Termination Event,” an “Additional Termination Event” or an “Event of Default.” All terms appearing in this Section in quotation marks are used as defined in the Hedge Documents.

ARTICLE 3

[INTENTIONALLY OMITTED]

ARTICLE 4

SECURITY INTEREST IN COLLATERAL; FURTHER ASSURANCES

Section 4.1. Security Interest in Collateral. As security for the due, punctual, full and exact payment, performance or observance by Borrower of: (i) all Borrower’s obligations under the Master Agreement, the Note and the other Loan Documents (the “Obligations”), whether at stated maturity, by acceleration or otherwise, whether now outstanding or hereafter arising, and (ii) all other obligations which may be owing to Fannie Mae from time to time under the Variable Loan Documents, Grantor hereby assigns, pledges, grants, hypothecates, sets over and delivers to Fannie Mae, its successors and assigns, a lien and continuing security interest to Fannie Mae in and to all of Grantor’s right, title and interest in and to the following property whether now owned or hereafter acquired (all of which is collectively, the “Collateral”):

(i) the Interest Rate Hedge and the related Hedge Documents;

(ii) any and all moneys (collectively, “Payments”) payable to Grantor, from time to time, pursuant to the Hedge Documents by the Counterparty held in the course of payment or collection by Fannie Mae or otherwise;

(iii) all rights, liens and security interests or guarantees now existing or hereafter granted by the Counterparty or any other person to secure or guaranty payment of the Payments due pursuant to any of the Hedge Documents;

(iv) all rights of Grantor under any of the foregoing, including all rights of Grantor to the Payments, contract rights and general intangibles now existing or hereafter arising with respect to any or all of the foregoing;

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(v) all documents, writings, books, files, records and other documents arising from or relating to any of the foregoing, whether now existing or hereafter arising;

(vi) all extensions, renewals and replacements of the foregoing;

(vii) all cash and non-cash proceeds and products of any of the foregoing, including, without limitation, interest, dividends, cash, instruments, proceeds of any insurance, and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing;

(viii) all rights of Grantor under any of the foregoing, including all rights of Grantor to the Payments, contract rights and general intangibles now existing or hereafter arising with respect to any or all of the foregoing; and

(ix) all right, title and interest in all payments received (but not the obligations for any payments due) under the Hedge Documents.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto Fannie Mae, its successors and assigns, forever, subject, however, to the terms, covenants and conditions herein set forth. Grantor hereby authorizes Fannie Mae to file financing statements, continuation statements and financing statement amendments in such form as Fannie Mae may require to perfect or continue the perfection of this security interest in the Collateral and Grantor agrees, if Fannie Mae so requests, to execute and deliver to Fannie Mae such financing statements, continuation statements and amendments. Grantor shall pay all filing costs and all costs and expenses of any record searches for financing statements that Fannie Mae may require.

Section 4.2. Further Assurances. At any time and from time to time, at the expense of Grantor, Grantor shall promptly give, execute, deliver, file and record any notice, statement, instrument, document, agreement or other paper and do such other acts and things that may be necessary, or that Fannie Mae may request, in order to perfect, continue and protect any security interest granted or purported to be granted by this Agreement or to enable Fannie Mae to exercise and enforce its rights and remedies under this Agreement.

Section 4.3. Competing Security Arrangements. Grantor shall not execute, file, permit to be filed or suffer to remain on file in any jurisdiction any security agreement, financing statement or like agreement or instrument with respect to the Collateral, or any part of the Collateral, naming anyone other than Fannie Mae as the secured party. Grantor shall not sell, exchange or transfer or otherwise dispose of any of the Collateral, or any interest in the Collateral, other than any security interest or other lien in favor of Fannie Mae.

Section 4.4. No Change. Grantor shall provide Fannie Mae thirty (30) days written notice after any change in principal place of business or chief executive office. Grantor shall not voluntarily or involuntarily change its name or identity, without at least thirty (30) days prior written notice to Fannie Mae.

Section 4.5. Defense of Collateral. Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest in the Collateral.

Master Credit Facility Agreement

Jupiter EQR Credit Facility

ARTICLE 5

DELIVERY OF HEDGE DOCUMENTS

Section 5.1. Acquisition of Interest Rate Hedge; Delivery of Hedge Documents. Grantor has, on or before the date of this Agreement, executed and delivered the Hedge Documents to the Counterparty and has delivered to Fannie Mae fully executed copies of such Hedge Documents. True, complete and correct copies of the Hedge Documents and all amendments thereto, fully executed by all parties, are attached as Exhibit A hereto. Grantor hereby represents and warrants to Fannie Mae that there is no additional security for or any other arrangements or agreements relating to the Hedge Documents and that the Counterparty has consented to Grantor’s pledge of its rights and interests in the Hedge Documents to Fannie Mae as security for the Loan.

Section 5.2. Obligations Remain Absolute. Nothing contained herein shall relieve Borrower of its primary obligation to pay all amounts due in respect of its obligations under the Master Agreement, the Note or the applicable Loan Documents.

Section 5.3. Subsequent Interest Rate Hedges. Grantor agrees to execute and deliver to Fannie Mae a Supplemental Interest Rate Hedge Security, Pledge and Assignment Agreement in the form attached as Exhibit B hereto with respect to each Subsequent Interest Rate Hedge (a “Supplemental Agreement”) to be pledged to Fannie Mae. Grantor shall, no less than five (5) days before the date any Subsequent Interest Rate Hedge is to be pledged by Grantor to Fannie Mae, execute and deliver the Hedge Documents representing such Subsequent Interest Rate Hedge to the Counterparty and deliver to Fannie Mae fully executed originals of such Hedge Documents to be held under this Agreement as part of the Collateral.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

Section 6.1. Representations and Warranties of Grantor. Grantor represents and warrants to Fannie Mae on the Closing Date that:

(a) It has all requisite power and authority to enter into this Agreement and to carry out its obligations under this Agreement; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Grantor; this Agreement has been duly executed and delivered by it and is the valid and binding obligation of Grantor, enforceable against it in accordance with its terms;.

(b) With respect to an Interest Rate Cap, if applicable, Grantor has paid to the Counterparty the entire cost of the initial Interest Rate Cap.

(c) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required or will be required (i) for the pledge by Grantor of the Collateral pursuant to this Agreement or any Supplemental Agreement or for the execution, delivery or performance of this Agreement or any Supplemental Agreement by Grantor (other than the consent of the

Master Credit Facility Agreement

Jupiter EQR Credit Facility

Counterparty under the Interest Rate Hedge where such consent has been obtained, (ii) for the perfection or maintenance of the security interest created hereby or by any Supplemental Agreement (including the first priority nature of such security interest) other than the filing of any financing statement as may be required by the UCC, or (iii) for the execution, delivery or performance of this Agreement by Grantor; there are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(d) Neither the execution nor delivery of this Agreement or any Supplemental Agreement nor the performance by Grantor of its obligations under this Agreement or any Supplemental Agreement, nor the consummation of the transactions contemplated by this Agreement or any Supplemental Agreement, will (i) conflict with any provision of the organizational documents of Grantor; (ii) conflict with, result in a breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract, agreement, promissory note, lease, indenture, instrument or license to which Grantor is a party or by which Grantor’s assets or properties may be bound or affected; (iii) violate or conflict with any federal, state or local law, statute, ordinance, rule, regulation, order, judgment, decree or arbitration award which is either applicable to, binding upon or enforceable against Grantor; (iv) result in or require the creation or imposition of any lien, security interest, option or other charge or encumbrance (“Liens”) upon or with respect to the Collateral, other than Liens in favor of Fannie Mae; (v) violate any legally protected right of any Person or give to any Person a right or claim against Grantor; or (vi) require the consent, approval, order or authorization of, or the registration, declaration or filing (except to the extent that the filing of financing statements may be applicable) with, any federal, state or local government entity.

(e) Grantor is and shall be the sole legal and beneficial owner of, and has and will have good and marketable title to (and has full right and authority to pledge and assign), the Collateral, free and clear of all Liens (other than in favor of Fannie Mae), all fiduciary obligations of any kind and any adverse claim of title thereto and the Collateral is not subject to any offset, right of redemption, defense or counterclaim of a third party. There is no additional security for or any other arrangements or agreements relating to the Hedge Documents, except as may have been disclosed to Fannie Mae in writing.

(f) The security interest of Fannie Mae in the Collateral is, or when it attaches shall be, a first, prior and perfected security interest. No financing statement covering the Collateral, or any part of the Collateral (other than any financing statement naming only Fannie Mae as the secured party), is outstanding or is on file in any public office.

(g) Grantor’s exact legal name is set forth in the first paragraph of this Agreement, or in the case of a Supplemental Agreement, is as set forth therein.

(h) Grantor has not commenced (within the meaning of Title 11, U.S. Code, and any similar state law for the relief of debtors, a “Bankruptcy Law”) a voluntary case, consented to the entry of an order for relief against it in an involuntary case, or consented to the appointment of a receiver or custodian of it or for any part of its property, nor has a court of competent jurisdiction entered an order or decree under any Bankruptcy Law that is for relief against it in an involuntary case or appointed a receiver or custodian for Grantor or any part of its property.

(i) Grantor is an “eligible contract participant” within the meaning of the Commodities Futures Modernization Act of 2000.

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Jupiter EQR Credit Facility

Section 6.2. Maintenance, Administration of Interest Rate Hedge. Grantor agrees to comply with the provisions of the Master Agreement and this Agreement related to obtaining and maintaining at all applicable times an Interest Rate Hedge which satisfies the requirements of this Agreement and the Master Agreement.

ARTICLE 7

EVENTS OF DEFAULT; RIGHTS AND REMEDIES

Section 7.1. Event of Default. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

(a) the failure by Grantor to observe and perform any duty, obligation or covenant required to be observed or performed by this Agreement or any Supplemental Agreement;

(b) any representation or warranty on the part of Grantor contained in this Agreement or repeated and reaffirmed in this Agreement or any Supplemental Agreement proves to be false, misleading or incorrect when made or deemed made; and

(c) the occurrence and continuance of an Event of Default under the Master Agreement, the Note, the Security Instrument or any other Loan Document.

Section 7.2. Remedies on Default. If any Event of Default under this Agreement has occurred and is continuing:

(a) At the direction of Fannie Mae, Grantor shall deliver all Collateral to Fannie Mae or its designee;

(b) Fannie Mae may, without further notice, exercise all rights, privileges or options pertaining to the Collateral as if Fannie Mae were the absolute owner of such Collateral, upon such terms and conditions as Fannie Mae may determine, all without liability except to account for property actually received by Fannie Mae, and Fannie Mae shall have no duty to exercise any of those rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and

(c) Fannie Mae may, subject to the terms of the applicable Hedge Documents, exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Agreement or otherwise available to it, all of the rights and remedies of a secured party under the UCC and also may, without notice except as specified below, sell the Collateral at public or private sale, at any of the offices of Fannie Mae or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days prior notice to

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Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Fannie Mae shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Fannie Mae may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case of any sale by Fannie Mae of any of the Collateral, the Collateral so sold may be retained by Fannie Mae until the selling price is paid by the purchaser, but Fannie Mae shall not incur any liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. After deducting all costs or expenses of every kind (including, without limitation, the reasonable attorneys’ fees and legal expenses incurred by Fannie Mae), Fannie Mae shall apply the residue of the proceeds of any sale or sales in such manner as Fannie Mae may deem advisable.

The foregoing rights and remedies (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively or concurrently against Grantor and any other party obligated under the Obligations, or against the Collateral, or any other security for the Obligations, at the sole discretion of Fannie Mae, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall not in any event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (iv) are intended to be and shall be non-exclusive. Nothing in this Agreement shall require or be construed to require Fannie Mae to accept tender of performance of any of Grantor’s obligations under this Agreement after the expiration of any time period set forth in this Agreement for the performance of such obligations and the expiration of any applicable cure periods, if any.

Section 7.3. Application of Proceeds. Fannie Mae shall apply the Collateral or the cash proceeds actually received from any sale or other disposition of the Collateral in its sole and absolute discretion as follows:

(a) to reimburse Fannie Mae for any amounts due to it pursuant to Section 8.1 of this Agreement including the expenses of preparing for sale, selling and the like and to reasonable attorneys’ fees and legal expenses incurred by Fannie Mae in connection therewith;

(b) to the repayment of all amounts then due and unpaid on the Obligations in such order of priority as Fannie Mae may determine; and

(c) to purchase any required Subsequent Interest Rate Cap that meets the requirements of this Agreement or any of the other Loan Documents.

If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Borrower shall remain liable for the deficiency, except to the extent that Borrower’s liability for payment and performance of the Obligations is limited by the terms of the Note and Master Agreement.

Section 7.4. No Additional Waiver Implied by One Waiver. If any agreement contained in this Agreement is breached by Grantor and thereafter waived by Fannie Mae in writing, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach under this Agreement.

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Section 7.5. Fannie Mae Appointed Attorney-in-Fact. Grantor hereby appoints Fannie Mae, through any duly authorized officer of Fannie Mae, as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Fannie Mae’s discretion during the continuance of an Event of Default, to take any action and to execute any instrument which Fannie Mae may deem necessary or advisable to exercise the rights and remedies granted in this Agreement, including, to receive, endorse and collect all instruments made payable to Grantor representing any interest payment, dividend, or other distribution in respect of the Collateral or any part of the Collateral and to give full discharge for the same. Grantor agrees that the power of attorney established pursuant to this Section 7.5 shall be deemed coupled with an interest and shall be irrevocable.

Section 7.6. Nature of Fannie Mae’s Rights. The right of Fannie Mae to the Collateral held for its benefit under this Agreement shall not be subject to any right of redemption Grantor might otherwise have and shall not be suspended, discontinued or reduced or terminated for any cause, including, without limiting the generality of the foregoing, any event constituting force majeure or any acts or circumstances that may constitute commercial frustration of purpose.

ARTICLE 8

MISCELLANEOUS PROVISIONS

Section 8.1. Fees, Costs and Expenses; Indemnification. Grantor agrees to reimburse Fannie Mae, on demand, for all reasonable out-of-pocket costs and expenses incurred by Fannie Mae in connection with the administration and enforcement of this Agreement or any Supplemental Agreement and agrees to indemnify and hold harmless Fannie Mae from and against any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Fannie Mae under this Agreement or any Supplemental Agreement or in connection with this Agreement or any Supplemental Agreement, unless such liability shall be due to willful misconduct or gross negligence on the part of Fannie Mae or its agents or employees. If Grantor fails to do any act or thing which it has covenanted to do under this Agreement or any Supplemental Agreement or any representation or warranty on the part of Grantor contained in this Agreement or any Supplemental Agreement or repeated and reaffirmed in this Agreement or any Supplemental Agreement is breached, Fannie Mae may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by Fannie Mae shall be repayable to it by Grantor upon Fannie Mae’s demand. The obligations of Grantor under this Section shall survive the termination of this Agreement or any Supplemental Agreement and the discharge of the other obligations of Grantor under this Agreement or any Supplemental Agreement.

Section 8.2. Termination. This Agreement and each Supplemental Agreement and the assignments, pledges and security interests created or granted by this Agreement and each Supplemental Agreement shall create a continuing security interest in the Collateral and shall automatically terminate without any further action upon payment in full of all amounts due under

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the Note and all Loan Documents. Upon termination of this Agreement, if requested by Grantor, Fannie Mae shall execute and deliver to Grantor for recording or filing in each office in which any assignment or financing statement relative to the Collateral or the agreements relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, any financing statement), releasing Fannie Mae’s interest in the Collateral and such other documents and instruments as Grantor may reasonably request, all without recourse to or any warranty whatsoever by Fannie Mae and at the cost and expense of Grantor. Upon termination of this Agreement, the Grantor and Counterparty are hereby authorized to amend, modify or restate the Hedge Documents as necessary to delete all references to Fannie Mae and to evidence the termination of any rights or interests granted to Fannie Mae therein.

Section 8.3. No Deemed Waiver. No failure on the part of Fannie Mae or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Fannie Mae or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 8.4. Entire Agreement. This Agreement, the Master Agreement, and all Supplemental Agreements created from time to time constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may not be amended, changed, waived or modified except by a writing executed by each party hereto.

Section 8.5. Successors and Assigns. This Agreement shall inure to the benefit of, and be enforceable by, Grantor, Fannie Mae and their respective successors and permitted assigns, and nothing herein expressed or implied shall be construed to give any other person any legal or equitable rights under this Agreement. Grantor shall not assign any of the rights, interests or obligations under this Agreement without the prior written consent of Fannie Mae.

Section 8.6. Amendment. This Agreement may be amended, changed, waived or modified only by an instrument in writing executed by the duly authorized representatives of the parties.

Section 8.7. Notices. All notices under this Agreement shall be given in writing to the other party at the address, and in the manner, provided in Section 13.08 of the Master Agreement.

Section 8.8. Liability of Grantor. Notwithstanding anything to the contrary contained in this Agreement, the personal liability of Grantor, any general partner, member, manager, or shareholder, as applicable, of Grantor to pay amounts due in connection with the obligations of Grantor under this Agreement shall be limited as and to the extent provided in the Master Agreement. The foregoing limitation shall not limit or impair any right to proceed against any collateral that may be pledged to the payment of Grantor’s obligations or that may otherwise be available under any Loan Document.

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Section 8.9. Governing Law. The provisions of Section 13.06 of the Master Agreement entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial,” are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

Section 8.10. Severability. If any term or other provision of this Agreement or any Supplemental Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement and any Supplemental Agreements shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

Section 8.11. Multiple Counterparts. This Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.

Section 8.12. Non-Recourse. The provisions of Article 12 of the Master Agreement hereby are incorporated into this Agreement by this reference.

[Remainder of page intentionally left blank.]

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Grantor and Fannie Mae have caused this Agreement to be signed as an instrument under seal, on the date first written above, by their respective officers duly authorized (which authorized representatives shall have no personal liability hereunder).

GRANTOR:

[TO BE INSERTED]

Master Credit Facility Agreement

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LENDER:

FANNIE MAE

By:
Name:
Title:

Master Credit Facility Agreement

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[Counterparty Acknowledgment for Interest Rate Swap Only]

                    . (“Counterparty”) as the provider of the Interest Rate Hedge described in this Interest Rate Hedge Security, Pledge and Assignment Agreement hereby acknowledges that Grantor has granted to Fannie Mae a security interest as collateral in Grantor’s rights under the Hedge Documents. Counterparty hereby consents to such security interest, provided that Counterparty’s consent is expressly limited to Fannie Mae and any subsequent holder of the Note, as secured party under the Master Agreement.

Counterparty further agrees (i) not to consent or agree to any further assignments by Grantor of the Interest Rate Hedge, whether as security or otherwise, without Fannie Mae’s prior written consent, (ii) not to agree to any amendment or modification of the Interest Rate Hedge or the Hedge Documents or any waiver in respect of thereto without Fannie Mae’s prior written consent, and (iii) not to terminate or agree to any termination of, the Interest Rate Hedge or any of Counterparty’s obligations thereunder prior to the stated maturity, without Fannie Mae’s prior written consent unless such termination is in connection with an event of default or termination event under the Interest Rate Hedge for which the Grantor is the defaulting party or an affected party. Nothing herein shall be construed as requiring the consent of Fannie Mae for the performance by Grantor of any of its obligations under the Interest Rate Hedge or the Hedge Documents, it being understood that Grantor is not released from any of its obligations under the Interest Rate Hedge or the Hedge Documents, and Counterparty may exercise its rights and remedies under the Hedge Documents without the prior written consent of Fannie Mae.

ACKNOWLEDGED AND CONSENTED TO:

[COUNTERPARTY]

By:
Name:
Title:

Master Credit Facility Agreement

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SCHEDULE I

Collateral Pool          Borrower:

Master Credit Facility Agreement

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EXHIBIT A

Hedge Documents

[TO BE ATTACHED]

Master Credit Facility Agreement

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EXHIBIT B

SUPPLEMENTAL INTEREST RATE HEDGE SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT

(Collateral Pool         )

THIS SUPPLEMENTAL INTEREST RATE HEDGE SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (“Supplemental Agreement”), dated as of                    , 20    , is by and between                     , a                     , together with successors and assigns (“Grantor”) and FANNIE MAE, its successors, transferees and assigns (“Fannie Mae”).

This Supplemental Agreement supplements the Interest Rate Hedge Security, Pledge and Assignment Agreement dated as of                     , by and between Grantor and Fannie Mae (the “Agreement”).

RECITALS

A. Grantor and Fannie Mae entered into the Agreement pursuant to which Grantor is required to acquire and maintain or replace, as appropriate, an Interest Rate Hedge at all times during the term of the Variable Loan. Each Interest Rate Hedge will be represented by one or more Hedge Documents.

B. [The Initial Interest Rate Hedge has expired][Borrower has extended the maturity date of the Variable Loan pursuant to the Master Agreement] and Grantor is entering into a Subsequent Interest Rate Hedge (as such term is defined in the Agreement) as required by the Master Agreement and the Agreement.

C. As security for Collateral Pool          Borrower’s obligations under the Master Agreement, the Note and the other Loan Documents, Grantor is entering into this Supplemental Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Supplemental Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Grantor, the parties agree as follows:

Section 1. Definitions. All capitalized terms used in this Supplemental Agreement have the meanings given to those terms in the Agreement or elsewhere in this Supplemental Agreement unless the context or use clearly indicates a different meaning.

Section 2. Rules of Construction. The rules of construction set forth in the Agreement shall apply to this Supplemental Agreement in their entirety, except that in applying such rules, the term “Supplemental Agreement” shall be substituted for the term “Agreement”.

Section 3. Grant of Security Interest. As security for the due, punctual, full and exact payment, performance or observance by Borrower of: (i) all Obligations, as defined in the Agreement, whether at stated maturity, by acceleration or otherwise, whether now outstanding or hereafter arising, and (ii) all other obligations which may be owing to Fannie Mae from time to time

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under the Loan Documents, Grantor confirms and grants to Fannie Mae a continuing security interest in and to the Collateral, as defined in the Agreement, as it relates to the Subsequent Interest Rate Hedge described in the attached Interest Rate Cap Documents and all such Interest Rate Hedge Documents, whether now owned or hereafter acquired.

Section 4. Acquisition of Interest Rate Hedge; Delivery of Interest Rate Hedge Documents. Grantor has, no less than five (5) days before the date of this Supplemental Agreement, executed and delivered the Hedge Documents representing the Subsequent Interest Rate Hedge to the Counterparty and has delivered to Fannie Mae fully executed originals of such Hedge Documents to be held under the Agreement as a part of the Collateral. The documents attached to this Supplemental Agreement as Attachment I are true, complete and correct copies of the Hedge Documents and all amendments thereto, representing the Subsequent Interest Rate Hedge, fully executed by all parties. There is no and shall be no additional security for or any other arrangements or agreements relating to the Interest Rate Hedge or the Hedge Documents.

Section 5. Representations and Warranties. As of the date of this Supplemental Agreement, Grantor repeats and confirms all representations and warranties made by Grantor in the Agreement.

Section 6. Agreement Confirmed. Except as supplemented by this Supplemental Agreement, Grantor and Fannie Mae confirm the original Agreement as previously supplemented and amended from time to time.

Section 7. Obligations Remain Absolute. Nothing contained in this Supplemental Agreement shall relieve Borrower of its primary obligation to pay all amounts due in respect of its obligations under the Loan Documents.

Section 8. Governing Law. The provisions of the Agreement are hereby incorporated into this Supplemental Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

Section 9. Liability of Grantor. Notwithstanding anything to the contrary contained in this Supplemental Agreement, the personal liability of Grantor, any general partner, member, manager, or shareholder, as applicable, of Grantor to pay amounts due in connection with the obligations of Grantor under this Supplemental Agreement shall be limited as and to the extent provided in the Master Agreement. The foregoing limitation shall not limit or impair any right to proceed against any collateral that may be pledged to the payment of Grantor’s obligations or that may otherwise be available under any Loan Document.

Section 10. Non-Recourse. The provisions of Article 12 of the Master Agreement hereby are incorporated into this Supplemental Agreement by this reference.

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Grantor and Fannie Mae have caused this Supplemental Agreement to be signed and sealed, on the date first written above, by their officers or representatives duly authorized (which authorized representatives shall have no personal liability hereunder).

GRANTOR:

[TO BE INSERTED]

Master Credit Facility Agreement

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LENDER:

FANNIE MAE

By:
Name:
Title:

Master Credit Facility Agreement

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[Counterparty Acknowledgment for Interest Rate Swap Only]

                    . (“Counterparty”) as the provider of the Interest Rate Hedge described in this Supplemental Interest Rate Hedge Security, Pledge and Assignment Agreement hereby acknowledges that Grantor has granted to Fannie Mae a security interest as collateral in Grantor’s rights under the Hedge Documents. Counterparty hereby consents to such security interest, provided that Counterparty’s consent is expressly limited to Fannie Mae and any subsequent holder of the Note, as secured party under the Master Agreement.

Counterparty further agrees (i) not to consent or agree to any further assignments by Grantor of the Interest Rate Hedge, whether as security or otherwise, without Fannie Mae’s prior written consent, (ii) not to agree to any amendment or modification of the Interest Rate Hedge or the Hedge Documents or any waiver in respect of thereto without Fannie Mae’s prior written consent, and (iii) not to terminate or agree to any termination of, the Interest Rate Hedge or any of Counterparty’s obligations thereunder prior to the stated maturity, without Fannie Mae’s prior written consent unless such termination is in connection with an event of default or termination event under the Interest Rate Hedge for which the Grantor is the defaulting party or an affected party. Nothing herein shall be construed as requiring the consent of Fannie Mae for the performance by Grantor of any of its obligations under the Interest Rate Hedge or the Hedge Documents, it being understood that Grantor is not released from any of its obligations under the Interest Rate Hedge or the Hedge Documents, and Counterparty may exercise its rights and remedies under the Hedge Documents without the prior written consent of Fannie Mae.

ACKNOWLEDGED AND CONSENTED TO:

[COUNTERPARTY]

By:
Name:
Title:

Master Credit Facility Agreement

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ATTACHMENT I

Hedge Documents for Subsequent Interest Rate Hedge

[TO BE ATTACHED]

Master Credit Facility Agreement

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EXHIBIT P TO MASTER CREDIT FACILITY AGREEMENT (TERM LOAN)

FORM OF LETTER OF CREDIT

[LETTER OF CREDIT ISSUER’S LETTER OF CREDIT FORM]

IRREVOCABLE LETTER OF CREDIT NO.

(Collateral Pool         )

                    , 20

Fannie Mae

Drawer AM

Multifamily Operations – Asset Management

3900 Wisconsin Avenue, N.W.

Washington, DC 20016

Re:	[Archstone Credit Facility – Collateral Pool ]

Dear Sir or Madam:

For the account of [Insert name of account party/customer], we hereby open in your favor our Irrevocable Letter of Credit No.          (“Credit”) for an amount not exceeding a total of U.S. $            , effective immediately and expiring on                     , 20    , or if such day is not a business day, the next following business day (“Expiration Date”).

Funds under this Credit are available to you against a sight draft on us completed by you or Wells Fargo, N.A. on your behalf, completed in substantially the form attached as Attachment I, for all [or any part of] of this Credit.

We will promptly honor [your draft/all drafts] drawn in compliance with the terms of this Credit if received on or before 5:00 p.m. [Eastern][Central][Mountain][Pacific] time on the Expiration Date at [Insert Letter of Credit Issuer’s address].

Drafts presented at our office at the address set forth above no later than 10:00 a.m. [Eastern][Central][Mountain][Pacific] time on any business day shall be honored on the date of presentation, by payment in accordance with your payment instructions that accompany each such draft. If requested by you, payment under this Credit may be made by wire transfer of immediately available funds to your account as specified in the draft [(whether executed by you or Wells Fargo, N.A.)], or by deposit of same day funds in your designated account that you maintain with us.

This Credit shall be governed by and subject to the Uniform Customs and Practice for Documentary Credits (2007 revision), International Chamber of Commerce Publication No. 600 (“UCP 600”), and to the extent not inconsistent with the UCP 600, laws of the State of                     .

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Sincerely,

[Insert Letter of Credit Issuer’s name]

By:

Name:
Title:

Master Credit Facility Agreement

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ATTACHMENT I

TO

LETTER OF CREDIT

SIGHT DRAFT

[Insert Letter of Credit Issuer’s name and address]

                    , 20

Pay on demand to Fannie Mae the sum of U.S. $            in immediately available funds to:

ABA Number:

Telegraphic Abbreviation:

Account Number:

Note:

This draft is drawn under your Irrevocable Letter of Credit No.         .

FANNIE MAE

By:
Name:
Title:

Master Credit Facility Agreement

Jupiter EQR Credit Facility

EXHIBIT Q

CERTAIN NON-RESIDENTIAL LEASES, CCRS, AND GROUND LEASES

CCRs (estoppels requested)

Property	CCR
Courthouse Plaza	Declaration of Easements, Covenants, Restrictions and Agreements, dated May 11, 2007, by and among CESC One Courthouse Plaza, L.L.C., CESC Two Courthouse Plaza Limited Partnership, Smith Property Holdings Three L.P., Arlington Hotel Associates LLC and The County Board of Arlington County, Virginia

Non-Residential Leases (SNDAs requested)

Property	CCR/Lease
Camargue	Champion Parking 83rd St. Corp.

Connecticut Heights	GTP Towers V, LLC

Oakwood Marina Del Rey	Steven Hwang

Oakwood Marina Del Rey	Andrew Spring

Oakwood Marina Del Rey	Rodger Lolley

Oakwood Marina Del Rey	Wells Fargo

South Market	Oliver Fernandez DDS/St. Francis Dentistry

South Market	Enterprise Rent-a-Car

South Market	Bank of America

South Market	Moscone Market (Elias and Maguy Abdulmassih)

South Market	Nova Salon (Kim Pham a& David Kim)

South Market	Pazzia Inc., and Massimo Ballerini

South Market	New Osha Thai LLC

Courthouse Plaza	City Market and Deli

Murray Hill	Care to Care

Murray Hill	United States of America

Pegasus	Caffe Primo

Ground Leases

Property	Ground Lease
Archstone Van Ness	Ground Lease dated December 31, 1966, as amended

Oakwood Marina Del Rey	Amended and Restated Lease Agreement dated November 30, 2001

(Archstone) Marina Del Rey	Amended and Restated Lease Agreement dated as of March 1, 2005

Alban Towers	Ground Lease dated as August 6, 1999

Master Credit Facility Agreement

Jupiter EQR Credit Facility

Q-1

EXHIBIT S

The rights of                      (“Company”) under this Agreement are and shall remain subject and subordinate to the operation and effect of: (i) all present and future ground or underlying leases involving all or any part of the Mortgaged Property; and (ii) any mortgage, deed of trust or other security instrument now or hereafter affecting the Mortgaged Property; and (iii) all renewals, modifications, replacements, consolidations and extensions of or participations in those transactions evidenced by documents referred to in (i) and (ii) above, whether the same shall be in existence on the date hereof or created hereafter (any such lease, mortgage, deed of trust or other instrument being referred to as a “Mortgage” and the person or persons having the benefit of same being referred to as a “Mortgagee”). Company also agrees that any such Mortgagee shall have the right at any time to subordinate its Mortgage to this Agreement on such terms as it shall deem appropriate in its reasonable discretion. Company’s acknowledgment and agreement of subordination provided for in this Paragraph is self-operative and no further instrument of subordination shall be required, however, Company shall execute such further assurances thereof as may be reasonably requested, from time to time, by Borrower.

Master Credit Facility Agreement

Jupiter EQR Credit Facility

S-1